SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant☐
Filed by a Party other than the Registrant☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Coventry Health Care, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      ☑ No fee required.

      ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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6705 Rockledge Drive, Suite 900
Bethesda, MD 20817-1850
301-581-0600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 18, 2006

To Our Shareholders:

You are cordially invited to attend our 2006 Annual Meeting of Shareholders, which will be held on Thursday, May 18, 2006, at 9:00 a.m., Eastern Daylight Saving Time, at The Fairmont, Washington DC, 2401 M Street, N.W., Washington, District of Columbia 20037, Telephone (202) 429-2400. At the meeting, the shareholders will act on the following matters:

1.	To elect four Class III Directors to serve until the annual meeting of shareholders in 2009;

2.	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 570,000,000;

3.	To approve an amendment to the Company’s Certificate of Incorporation to delete all references to Series A Convertible Preferred Stock;

4.	To approve an amendment to the Company’s Certificate of Incorporation to provide that directors elected by the Board of Directors to fill vacancies or newly created directorships shall stand for election at the next annual meeting of shareholders;

5.	To approve amendments to the 2004 Incentive Plan;

6.	To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2006; and

7.	To transact such other business as may properly come before the meeting or at any adjournment(s) thereof.

A Proxy Statement, proxy card and a copy of the 2005 Annual Report describing the operations of the Company during the fiscal year ended December 31, 2005, accompany this notice. Information regarding the matters to be acted upon at the 2006 Annual Meeting of Shareholders is contained in the enclosed Proxy Statement.

All shareholders of record of the Company’s common stock at the close of business on Monday, March 20, 2006, are entitled to vote at the 2006 Annual Meeting of Shareholders or at any adjournment(s) of the meeting.

By Order of the Board of Directors,

DALE B. WOLF
Chief Executive Officer

Bethesda, Maryland
April 24, 2006

YOUR VOTE IS IMPORTANT. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE
VOTE. YOU MAY VOTE BY TOLL-FREE TELEPHONE, BY INTERNET OR BY COMPLETING,
DATING, SIGNING AND RETURNING THE ACCOMPANYING PROXY IN THE ENCLOSED
POSTAGE-PAID RETURN ENVELOPE. PLEASE SEE INSTRUCTIONS
ON THE ENCLOSED PROXY CARD.

Questions and Answers	1
Proposal One: Election of Directors	5
Business Experience of Nominees and Continuing Directors	6
Certain Board Information	7
Committees of the Board	7
Corporate Governance	9
Voting Stock Ownership of Principal Shareholders, Directors and Executive Officers	12
Executive Compensation	14
Summary Compensation Table	14
Option Grants in 2005	16
Aggregated Option Exercises in 2005 and Option Values at December 31, 2005	17
Outside Directors’ Compensation	18
Non-Employee Directors Stock Ownership Guidelines	19
Employment Contracts, Termination of Employment and Change-in-Control Arrangements	20
Executive Retention Plans	24
Equity Compensation Plan Information	25
Report of the Compensation Committee	26
Performance Graph	33
Compensation Committee Interlocks and Insider Participation	34
Certain Relationships and Related Transactions	34
Section 16(a) Beneficial Ownership Reporting Compliance	35
Proposal Two: Amendment of Certificate of Incorporation to Increase Authorized Shares	35
Proposal Three: Amendment of Certificate of Incorporation to Delete All References to Series A Convertible Preferred Stock	36
Proposal Four: Amendment of Certificate of Incorporation to Require Newly Elected Directors to Stand for Election at the Next Succeeding Shareholders Meeting	36
Proposal Five: Amendments to the 2004 Incentive Plan	37
Proposal Six: Ratification of Independent Public Accountants	45
Fees Paid to Independent Auditors	46
Report of the Audit Committee of the Board of Directors	47
Shareholder Proposals	47
Cost of Annual Meeting and Proxy Solicitation	48
Other Matters	48
Appendix A — Amendments to Certificate of Incorporation	A-1
Appendix B — Amended Certificate of Incorporation	B-1
Appendix C — Amendments to 2004 Incentive Plan	C-1
Appendix D — Amended 2004 Incentive Plan	D-1
Appendix E — Audit Committee Charter	E-1

6705 Rockledge Drive, Suite 900
Bethesda, MD 20817-1850
301-581-0600

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 18, 2006

This Proxy Statement is furnished to shareholders of Coventry Health Care, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company for the 2006 Annual Meeting of Shareholders of the Company to be held on Thursday, May 18, 2006, at 9:00 a.m., Eastern Daylight Saving Time, at The Fairmont Washington DC, 2401 M Street, N.W., Washington, District of Columbia 20037, Telephone (202) 429-2400., and at any adjournment of the meeting (the “2006 Annual Meeting”).

This Proxy Statement and the Company’s 2005 Annual Report is first being sent to shareholders on or about April 24, 2006, to shareholders of record on March 20, 2006.

A three-for-two stock split in the form of a stock dividend was paid on October 17, 2005 to shareholders of record on October 3, 2005. Unless otherwise specified herein, the number of shares of Common Stock referenced in this Proxy Statement have been adjusted to reflect the October 17, 2005 stock split.

QUESTIONS AND ANSWERS

What is the purpose of the 2006 Annual Meeting?

You will be asked to consider and vote upon six proposals: (i) to elect four individuals to serve as Class III Directors of the Company until the annual meeting of shareholders to be held in 2009, (ii) to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 570,000,000, (iii) to approve an amendment to the Company’s Certificate of Incorporation to delete all references to Series A Convertible Preferred Stock, (iv) to approve an amendment to the Company’s Certificate of Incorporation to provide that directors elected by the Board of Directors to fill vacancies or newly created directorships shall stand for election at the next annual meeting of shareholders, (v) to approve amendments to the 2004 Incentive Plan, and (vi) to ratify the selection of Ernst & Young LLP as the Company’s independent auditors for 2006. The Board of Directors is not aware of any other matters to be presented for action at the 2006 Annual Meeting. However, if other matters are presented for a vote, the proxies will be voted for these matters in accordance with the judgment of the persons acting under the proxies.

When will this Proxy Statement be sent to shareholders?

This Proxy Statement is first being sent to shareholders on or about April 24, 2006. A copy of the Company’s 2005 Annual Report, containing financial statements for the year ended December 31, 2005, has been enclosed in the same mailing with this Proxy Statement.

Who is entitled to vote?

Only shareholders of record at the close of business on Monday, March 20, 2006, the record date for the meeting (the “Record Date”), are entitled to receive notice of and to participate in the 2006 Annual Meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you owned on that date.

How many votes do I have?

You will have one vote for every share of the Company’s common stock that you owned on the Record Date (Monday, March 20, 2006).

Who is soliciting my vote?

Your vote is being solicited by and on behalf of the Company’s Board of Directors. The Company has retained D. F. King & Co., Inc. to assist with the solicitation of proxies for a management fee of $10,000, telephone solicitation fees of $4.50 per shareholder contact and reimbursement for out-of-pocket expenses.

Who pays for the solicitation of my vote?

The Company pays the costs of soliciting your vote, including the costs of preparing, assembling and mailing this Proxy Statement, the 2005 Annual Report and the proxy card.

How will my vote be solicited?

Proxies will be solicited by the use of the mails and may also be solicited personally, or by telephone, telecopy or telegram, or by directors, officers and employees of the Company. No directors, officers or employees of the Company will receive additional compensation for soliciting proxies. The Company has retained D. F. King & Co., Inc. to assist with the solicitation of proxies for a management fee of $10,000, telephone solicitation fees of $4.50 per shareholder contact and reimbursement for out-of-pocket expenses.

The Company will (i) request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries as record holders (hereafter “Brokers”) to forward the solicitation materials to the beneficial owners of the Company’s common stock, (ii) furnish the number of copies necessary for such record holders to supply the materials to the beneficial holders and (iii) reimburse the reasonable forwarding expenses incurred by these record holders.

How many votes can be cast by all shareholders?

On March 20, 2006, the Record Date, there were 160,455,959 shares of the Company’s common stock outstanding and eligible to vote on each matter brought before the meeting.

How many votes must be present to hold the meeting?

A quorum must be present to hold the 2006 Annual Meeting. A “quorum” is a majority (more than half) of the outstanding shares eligible to vote. They may be present at the meeting or represented by proxy. Any shareholder of record present at the 2006 Annual Meeting, but who abstains from voting, will be counted for purposes of determining whether a quorum is present. If a quorum is not present, the 2006 Annual Meeting may be adjourned from time to time until a quorum is present or represented by proxy.

How many votes are required for each proposal?

Election of Directors.  The affirmative vote of a plurality of the shares of the Company’s common stock represented in person or by properly executed proxy is required to approve the election of each of the Company’s nominees for election as a director. Abstentions and Broker non-votes will be counted for purposes of determining whether a quorum is present at the 2006 Annual Meeting, but will not be counted for purposes of calculating a plurality.

Amendment of Certificate of Incorporation.  The affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by properly executed proxy and entitled to vote is required to amend the Certificate of Incorporation to increase the authorized shares and to delete all references to the Series A Convertible Preferred Stock.

The affirmative vote of at least 75% of the voting power of all shares of stock entitled to vote generally in the election of directors is required to amend the Certificate of Incorporation to provide that directors elected by the Board of Directors to fill vacancies or newly created directorships shall stand for election at the next annual meeting of shareholders.

Amendment of 2004 Incentive Plan.  The affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by properly executed proxy and entitled to vote is required to amend the 2004 Incentive Plan. Also, in order to satisfy the listing standards of the New York Stock Exchange, the total votes cast on the proposal concerning the amendment to the 2004 Incentive Plan must represent over 50% of the total number of shares entitled to vote on the proposal.

Ratification of Independent Auditors.  The affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by properly executed proxy and entitled to vote is required to ratify the appointment of the independent auditors for 2006.

How many votes are required for other matters that may properly come before the meeting?

The affirmative vote of a majority of the shares of the Company’s common stock present or represented by properly executed proxy and entitled to vote is required for all other business that may properly come before the 2006 Annual Meeting or any adjournment(s) of the meeting.

How do I vote?

You can vote either in person by attending the 2006 Annual Meeting or by proxy without attending the 2006 Annual Meeting. To vote by proxy, you must either:

•	fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope; or

•	vote by telephone (instructions are on the proxy card); or

•	vote by internet (instructions are on the proxy card).

What if I return my proxy card and don’t vote on a matter listed on it?

If you return a proxy card without indicating your vote, your shares will be voted For the four Class III Director nominees listed on the card, For the amendments to the Certification of Incorporation, For the amendments to the 2004 Incentive Plan, and For the ratification of Ernst & Young LLP as the Company’s independent auditors for 2006, and will be voted in the discretion of the persons named in the proxy on any other matters that may be properly brought before the meeting or at any adjournment(s) thereof.

Can I change my vote?

Yes. Just send in a new proxy card with a later date, cast a new vote by telephone or internet, or send a written notice of revocation to the Company’s Secretary at 6705 Rockledge Drive, Suite 900, Bethesda, MD 20817-1850. If you attend the 2006 Annual Meeting and want to vote in person, you can request that your previously submitted proxy not be used. If your shares are held through a broker, bank or other institution in “street name”, you will need to obtain a proxy form from the institution that holds your shares.

How are the votes counted?

The votes are counted as received by an automated system administered by Mellon Investor Services LLC, the Company’s transfer agent. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the existence of a quorum, each is counted separately.

Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and will have the effect of a vote against proposals, other than the election of directors. Broker non-votes will not be counted for purposes of determining whether the proposals have been approved and will not be counted as votes cast for or against such proposal, except to the extent a broker non-vote is not a vote “cast” for purposes of the New York Stock Exchange listing standard that requires that the total vote cast on the proposal concerning the amendment to the 2004 Incentive Plan must represent over 50% of the total number of shares entitled to vote on the proposal.

What is a “broker non-vote”?

Under the New York Stock Exchange rules, brokers and nominees may exercise their voting discretion without receiving instructions from the beneficial owner of the shares on proposals that are deemed to be routine matters. If a proposal is not a routine matter, the broker or nominee may not vote the shares with respect to the proposal without receiving instructions from the beneficial owner of the shares. If a broker turns in a proxy card expressly stating that the broker is not voting on a non-routine matter, such action is referred to as a “broker non-vote.” Since the election of directors and the ratification of Ernst & Young LLP as our independent auditors are routine matters, a broker may turn in a proxy card voting shares at their discretion on both matters. Because the approval of the amendments to the Certificate of Incorporation and the amendments to the 2004 Incentive Plan are not routine matters, your broker or nominee may not vote your shares on these matters without receiving instructions from you.

Where can I find voting results for the 2006 Annual Meeting?

The voting results will be published in the Company’s Form 10-Q for the period ending June 30, 2006. The Form 10-Q will be filed with the Securities and Exchange Commission on or before August 9, 2006.

Can I access the Company’s proxy materials and annual report electronically?

This Proxy Statement and the Company’s Annual Report are available on our internet website at www.cvty.com. If you are a shareholder of record and would like to view future proxy statements and annual reports over the internet instead of receiving paper copies in the mail, follow the instructions provided when you vote over the internet. If you hold your shares through a Broker, check the information provided by that entity for instructions on how to elect to view future proxy statements and annual reports and to vote your shares over the internet. Opting to receive your proxy materials online saves us the cost of producing and mailing the proxy materials to your home or office and gives you an automatic link to the proxy voting site.

If you choose to view future proxy statements and annual reports over the internet, you may enroll through Mellon Investor Services LLC by logging onto Investor ServiceDirect® at www.vault.melloninvestor.com/isd for secure online access to your proxy materials. Your choice will remain in effect until you tell us otherwise. You do not have to elect internet access each year. To cancel or change your enrollment profile, please go to Investor ServiceDirect® at www.vault.melloninvestor.com/isd and follow the prompts or you may send written notice to the Company’s Secretary at 6705 Rockledge Drive, Suite 900, Bethesda, MD 20817-1850.

What is “householding” and how does it affect me?

The Securities and Exchange Commission has adopted a rule concerning the delivery of annual reports and proxy statements. It permits us, with your permission, to send a single set of these proxy materials to any household at which two or more shareholders reside if we believe they are members of the same family. A separate proxy card would still be mailed to each shareholder at the same address. This rule is called “householding” and its purpose is to help reduce printing and mailing costs of proxy materials. To date, the Company has not instituted this procedure, but may do so in the future.

A number of brokerage firms have instituted householding. If you and members of your household have multiple accounts holding shares of the Company’s common stock, you may have received householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of this Proxy Statement or Annual Report, or wish to revoke your decision to household. These options are available to you at any time.

PROPOSAL ONE:

ELECTION OF DIRECTORS

The Company’s bylaws provide that the Company’s Board of Directors shall consist of not less than three directors and may increase to such other number of directors as shall be determined by the Board of Directors from time to time. The Company’s Certificate of Incorporation provides that the directors shall be divided into three classes as nearly equal in numbers as possible. There are currently twelve persons serving on the Board of Directors: four in Class I, four in Class II and four in Class III. At each annual meeting, directors of the class whose term of office expires in that year are elected for a three-year term. The Class III Directors’ terms of office expire in 2006.

The nominees designated for election as Class III Directors at the 2006 Annual Meeting will, if elected, each serve three-year terms expiring at the annual meeting of shareholders in 2009. All of the nominees have consented to being nominated and to serve if so elected. Mr. Daniel N. Mendelson is a new nominee who has not previously been elected by the shareholders as a director of the Company. The Nominating/Corporate Governance Committee, following a search for a new director with experience with government health care programs, recommended to the Board of Directors that the number of directors be increased to twelve, that Mr. Mendelson fill the vacancy created thereby, and that he also be nominated to stand for election as a Class III Director at the 2006 Annual Meeting. The Board of Directors agreed unanimously and increased the size of the Board to twelve, elected Mr. Mendelson as a Class III Director of the Board, effective May 19, 2005, and nominated Mr. Mendelson to stand for election at the 2006 Annual Meeting.

The persons named in the enclosed proxy intend to vote the shares represented by such proxy For the election of the nominees named herein, unless contrary instructions are received. If any of the nominees named below should be unable to accept nomination or election as a director at the 2006 Annual Meeting, an event which the Board of Directors does not anticipate, the proxy will be voted with discretionary authority for a substitute nominee or substitute nominees as shall be designated by the current Board of Directors and for the remaining nominee(s), if any, named below.

The following table provides information about the persons nominated to serve as Class III Directors and the persons serving as Class I and Class II Directors whose terms continue until 2007 or 2008, respectively:

Nominees for Class III Directors with Three-Year Terms Expiring in 2009

Name	Age	Committee Memberships

John H. Austin, M.D.	61
Daniel N. Mendelson	41	Nominating/Corporate Governance Committee
Rodman W. Moorhead, III	62	Compensation Committee
Timothy T. Weglicki	54	Compensation Committee, Nominating/ Corporate Governance Committee

Continuing Class I Directors with Three-Year Terms Expiring in 2007

Name	Age	Committee Memberships

L. Dale Crandall	64	Audit Committee, Compensation Committee (Chair)
Robert W. Morey	69
Elizabeth E. Tallett	57	Audit Committee, Lead Director
Allen F. Wise	63	Chair of the Board

Continuing Class II Directors with Three-Year Terms Expiring in 2008

Name	Age	Committee Memberships

Joel Ackerman	40	Nominating/Corporate Governance Committee (Chair)
Emerson D. Farley, Jr., M.D.	67
Lawrence N. Kugelman	63	Audit Committee (Chair)
Dale B. Wolf	51

There are currently no vacancies on the Board.

Business Experience of Nominees and Continuing Directors

Below you will find information about the business experience of the nominees and the continuing directors:

Joel Ackerman has been a director of the Company since November 1999. He is a general partner of Warburg Pincus & Co. and a Managing Director of Warburg Pincus LLC, where he has been employed since 1993. He is a director of Medical Staffing Network Holdings, Inc., a leading medical staffing company and provider of per diem nurse staffing services, as well as several privately held companies.

John H. Austin, M.D. has been a director of the Company since January 1988. He served as Chairman of the Board from December 1995 to December 2004. Dr. Austin has been Chairman and Chief Executive Officer of Arcadian Management Services, Inc., a company that owns and manages rural health care provider networks and Medicare health maintenance organizations, since June 1997.

L. Dale Crandall has been a director of the Company since January 1, 2004. Mr. Crandall previously served in various management positions with Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals, including President and Chief Operating Officer from March 2000 until his retirement in June 2002, and Senior Vice President, Finance and Administration, from June 1998 until March 2000. He is also a member of the boards of directors of UnionBanCal, a bank holding company whose primary subsidiary is Union Bank of California, a large California commercial bank, Covad Communications Group Inc., a provider of high speed internet connectivity and related communications services, Ansell Limited, a global provider of healthcare barrier protection products, BEA Systems, an application infrastructure software company, and a trustee of four funds in the Dodge and Cox family of mutual funds.

Emerson D. Farley, Jr., M.D. has been a director of the Company since December 1994. He has been a Trustee serving on the Board of Trustees of Fork Union Military Academy from April 2003 to date. Prior to that Dr. Farley was engaged in the private practice of medicine in Richmond, Virginia. From 1991 to March 2002, Dr. Farley was the Vice-Chairman of Doctors Insurance Reciprocal Risk Retention Group (“DIR”), which provided medical malpractice insurance coverage to physicians. On January 31, 2003, DIR was placed in receivership, with DIR’s consent, by the Chancery Court of Davidson County, Tennessee, due to the financial instability of DIR’s reinsurer, Reciprocal of America.

Lawrence N. Kugelman has been a director of the Company since August 1992. He has been a director of Arcadian Management Services, Inc., a company that owns and manages rural health care provider networks and Medicare health maintenance organizations, since July 2001, and a director since October 2002 of Valeant Pharmaceuticals International (formerly ICN Pharmaceuticals, Inc.), a global, research-based pharmaceutical company that develops, manufactures, distributes and sells pharmaceutical, research and diagnostic products. Since 2003, he has been a Director of AccentCare, Inc., a company which provides in-home health care and support services. Mr. Kugelman has been a private investor and business consultant since October 1996. Prior to that, Mr. Kugelman served as the Company’s interim Chief Executive Officer and President from December 1995 to September 1996.

Rodman W. Moorhead, III has been a director of the Company since May 1997. He is a Managing Director and Senior Advisor of Warburg Pincus LLC, where he has been employed since 1973. From June 1998 to present he has served as a director of Scientific Learning Corporation, a computer-based special education training company. He is also a director of 4GL School Solutions, a data management company for schools.

Robert W. Morey has been a director of the Company since August 2001. Mr. Morey has been President, Director and Principal of Catalina Life and Health Reinsurers, Inc. and R.W. Morey Reinsurers Limited since 1992. Mr. Morey has also served as controlling principal of Moors & Cabot, Inc., a retail and institutional stock brokerage firm headquartered in Boston, since 1991 and as President of RWM Management Company, a company providing reinsurance and financial counseling services to various companies in which Mr. Morey holds investments, since 1977.

Daniel N. Mendelson has been a director of the Company since May 2005. Mr. Mendelson is President of Avalere Health LLC, a strategic advisory company that provides guidance and syndicated research for clients in the healthcare industry, government and the not-for-profit sector. Prior to founding Avalere Health in 2000, he served as Associate Director for Health at the White House Office of Management and Budget in Washington, D.C.

Elizabeth E. Tallett has been a director of the Company since March 1998. Ms. Tallett has been a Principal of Hunter Partners, LLC, which provides management services to developing life sciences companies, since July 2002. She was Chief Executive Officer of Marshall Pharmaceuticals, Inc., a specialty pharmaceutical company, from November 2000 to January 2003. She was President and Chief Executive Officer of Dioscor, Inc., a biopharmaceutical company, from May 1996 to July 2003. Ms. Tallett is also a director of IntegraMed America, Inc., a health services management company specializing in fertility and assisted reproductive technology, Principal Financial Group, Inc., a global financial institution, Varian, Inc., an analytical scientific instruments company, VSEA, Inc. (formerly Varian Semiconductor Equipment Associates, Inc.), a semiconductor company, and Immunicon Inc., a specialty diagnostics company.

Timothy T. Weglicki has been a director of the Company since August 2001. Mr. Weglicki is employed as a Managing Member of ABS Partners V, LLC, the general partner of ABS Partners V, LP, the general partner of ABS Capital Partners V, LP, a private equity fund, and has been with the fund since December 1993.

Allen F. Wise has been a director of our Company since October 1996 and has been Chair of the Board since January 2005. He was President and Chief Executive Officer of our Company from October 1996 to December 2004. He is a director and a member of the audit committee of NCO Group, Inc., a provider of accounts receivable management and other outsourced services.

Dale B. Wolf has been a director and the Chief Executive Officer of our Company since January 2005. Prior to that he served as Executive Vice President, Chief Financial Officer and Treasurer of our Company from December 1996 to December 2004. He is a director and a member of the audit committee and chair of the compensation committee of HealthExtras, Inc., a provider of pharmacy benefit management services and supplemental benefits. Mr. Wolf is a Fellow of the Society of Actuaries.

Vote Required

The affirmative vote of a plurality of the shares of the Company’s common stock represented in person or by properly executed proxy is required to approve the election of each of the Company’s nominees for election as a director. Your proxy cannot be voted for a greater number of persons than the number of nominees named.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR CLASS III DIRECTORS.

Certain Board Information

During fiscal year 2005, the Board of Directors of the Company (the “Board”) held four regular meetings, one special meeting and four special telephonic meetings. All members of the Board attended at least 75% of the meetings held by the Board and by the committees of which they were members.

Committees of the Board

Audit Committee.  The Audit Committee is comprised of three directors that are independent of the management of the Company and independent of any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of their independent judgment as members of the Audit Committee. The Audit

Committee’s responsibilities include overseeing the adequacy and effectiveness of systems and controls in place to reasonably assure the fair presentation of the Company’s financial statements; appointing, dismissing, overseeing the qualifications and performance of and determining the compensation paid to the external and internal auditors; reviewing and approving the scope of audits and related fees; interfacing directly with the internal and external auditors in executive sessions and otherwise; monitoring compliance with legal and regulatory requirements and the Company’s Code of Business Conduct and Ethics; and reviewing the adequacy and effectiveness of internal policies and procedures regarding audits, accounting and other financial controls. The current charter of the Audit Committee, as revised on February 15, 2006, is included as Appendix E, and is available under Corporate Governance through the Corporate Home page on the Company’s website at www.cvty.com, and provides a detailed description of its responsibilities. During fiscal year 2005, the Audit Committee held four regular meetings, four pre-earnings release telephonic meetings and two special telephonic meetings. The members of the Audit Committee are Lawrence N. Kugelman (Chair), L. Dale Crandall and Elizabeth E. Tallett. Mr. Crandall and Ms. Tallett each serve on the audit committees of more than three public companies. The Board has considered their commitments to serve on the other audit committees and has affirmatively determined that such simultaneous service does not impair the ability of Mr. Crandall or Ms. Tallett to effectively serve on the Audit Committee of the Company’s Board.

Financial Expert.  The Board has determined that all audit committee members are financially literate under the current listing standards of the New York Stock Exchange. The Board also determined that L. Dale Crandall qualifies as an “audit committee financial expert” as defined by rules and regulations adopted by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

Compensation Committee.  The Compensation Committee is comprised of three directors that are independent of the management of the Company. The Committee’s general responsibilities include (1) developing and overseeing the compensation policies and objectives of the Company; (2) determining the amount of compensation paid to the chief executive officer of the Company and approving the amount of compensation paid to the Company’s senior executives; (3) evaluating and recommending to the Board the compensation of non-employee directors; (4) authorizing equity awards and other compensation and (5) evaluating the Company’s incentive compensation programs and determining the performance targets for each program. The current charter of the Compensation Committee, which is available under Corporate Governance through the Corporate Home page on the Company’s website at www.cvty.com, provides a detailed description of its responsibilities. During fiscal year 2005, the Compensation Committee held four regular meetings, three special meetings and two special telephonic meetings. The members of the Compensation Committee are L. Dale Crandall (Chair), Rodman W. Moorhead, III and Timothy T. Weglicki.

Nominating/Corporate Governance Committee.  The Nominating/Corporate Governance Committee is currently comprised of three directors that are independent of the management of the Company. The Nominating/Corporate Governance Committee’s responsibilities include identifying individuals qualified to become members of the Board; considering nominees made by shareholders in accordance with the Company’s bylaws; recommending to the Board the director nominees for the next annual meeting of shareholders; and developing and recommending to the Board a set of corporate governance principles applicable to the Company. Nominations for election to the Board may be made by or at the direction of the Nominating/Corporate Governance Committee or by any eligible shareholder entitled to vote for the election of directors. See “Corporate Governance — Shareholder Nominees” at page 9 of this Proxy Statement. The current charter of the Nominating/Corporate Governance Committee, which is available under Corporate Governance through the Corporate Home page on the Company’s website at www.cvty.com, provides a detailed description of its responsibilities. During fiscal year 2005, the Nominating/Corporate Governance Committee held four regular meetings. The members of the Nominating/Corporate Governance Committee are Joel Ackerman (Chair), Daniel N. Mendelson and Timothy T. Weglicki.

Notice of director nominations by eligible shareholders must be timely received in writing addressed to the Secretary of the Company, 6705 Rockledge Drive, Suite 900, Bethesda, Maryland 20817-1850. The 2007 annual meeting of shareholders is expected to be held on May 17, 2007. Eligible shareholders who wish to submit a proposal for consideration by the Nominating/Corporate Governance Committee for inclusion in the 2007 Proxy Statement must comply with the nomination procedures described in the Company’s Bylaws and set forth under “Corporate Governance — Shareholder Nominees” at page 9 of this Proxy Statement.

CORPORATE GOVERNANCE

Code of Ethics

The Company is dedicated to conducting its business in accordance with the highest standards of ethical conduct, uncompromising integrity and compliance with all federal, state and local laws governing its business. The Company has established a Code of Business Conduct and Ethics (the “Code of Ethics”) to assure uniformity in standards of conduct. The Code of Ethics applies to the Company’s directors, officers, employees and representatives and applies to relationships with shareholders, customers, vendors, competitors, auditors and all public and governmental bodies. In support of the Code of Ethics, the Company has appointed a Chief Compliance Officer to enforce it and all employees are required to participate in annual compliance training. Avenues for reporting violations have been provided in the Code of Ethics, including an anonymous telephone hotline. The Audit Committee monitors the implementation and enforcement of the Code of Ethics. The Code of Ethics, together with any amendments to or waivers from it, is available under Corporate Governance on the Company’s website at www.cvty.com through the Corporate Home page. In addition, a copy of the Code of Ethics is available in print to any shareholder that requests one. Requests should be sent to the following address: Secretary, Coventry Health Care, Inc., 6705 Rockledge Drive, Suite 900, Bethesda, MD 20817-1850.

Director Independence

The Board has determined that nine of its twelve directors, including all members of the Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee, are “independent” as defined by the listing standards of the New York Stock Exchange currently in effect and approved by the Securities and Exchange Commission and all of its applicable rules and regulations, and for purposes of Rule 162(m) of the Internal Revenue Code of 1986, as amended. In determining director independence, the Board broadly considers all relevant facts and circumstances, including the rules of the New York Stock Exchange. The Board considers the issue not merely from the standpoint of a director, but also from that of persons or organizations with which the director has an affiliation. An independent director must be free of any relationship with the Company or its management that may impair the director’s ability to make independent judgments. Particular attention is paid to whether a director is independent from management and to any contractual relationships that may exist with a director or a related interest. The nine independent directors are: Joel Ackerman, L. Dale Crandall, Emerson D. Farley, Jr., M.D., Lawrence N. Kugelman, Daniel N. Mendelson, Robert W. Morey, Rodman W. Moorhead, III, Elizabeth E. Tallett and Timothy T. Weglicki.

Shareholder Nominees

The policy of the Nominating/Corporate Governance Committee is to consider properly submitted shareholder nominations for director candidates as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such nominations, the Nominating/Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below. Any shareholder nominations proposed for consideration by the Nominating/Corporate Governance Committee should be addressed to: Secretary, Coventry Health Care, Inc., 6705 Rockledge Drive, Suite 900, Bethesda, MD 20817-1850.

To be timely considered by the Nominating/Corporate Governance Committee, director nominations submitted by shareholders for the 2007 Annual Meeting must be delivered to or mailed and received by the Secretary at the Company’s address (above) not less than 120 days in advance of the anniversary of the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting of shareholders (i.e., by December 25, 2006), unless the date of the annual meeting is changed by more than 30 calendar days.

A shareholder’s notice must include (a) the proposed nominee’s name, qualifications and all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) the name and address of the shareholder proposing the potential nominee as it appears on the Company’s books and the number of shares of common stock of the Company that are beneficially owned by the shareholder. No person is eligible for election as a director of the Company unless nominated in accordance with the procedures required by the Company’s bylaws. The Chair of the Board may, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, the defective nomination will be disregarded.

The procedures described above do not supersede the requirements or conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company’s proxy statement for future shareholder meetings. See “Shareholder Proposals” on page 47 of this Proxy Statement.

Director Qualifications

The Company’s Corporate Governance Guidelines contain Board membership criteria that apply to nominees recommended by the Nominating/Corporate Governance Committee for positions on the Company’s Board. Under these criteria, not less than a majority of the members of the Board must be independent and the Board members must have the highest professional and personal ethics and values consistent with the Company’s values and standards. Other criteria that will be considered are prior experience as a director, knowledge of the Company’s business and industry and broad experience at the operational, financial, regulatory or policy making level(s) in business. Diversity, age and skills in the context of the needs of the Board are also a consideration. The members should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other Boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform all director duties responsibly. The Corporate Governance Guidelines are available under Corporate Governance through the Corporate Home page on the Company’s website at www.cvty.com.

Identifying And Evaluating Nominees For Directors

The Nominating/Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Committee considers various potential candidates for director. Candidates may come to the attention of the Committee through current Board members, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Committee and may be considered at any point during the year. As described above, the Committee considers properly submitted shareholder nominations for candidates for the Board. Following verification of the shareholder’s status of persons proposing candidates, recommendations are collected and considered by the Committee at a regularly scheduled meeting prior to the issuance of the Proxy Statement for the Company’s annual meeting of shareholders. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials are forwarded to the Committee. The Committee may also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. In evaluating the nominations, the Committee uses the same criteria for all nominees and the Committee seeks to achieve a balance of knowledge, experience and capability on the Board. This year there is one nominee for election to the Board, Mr. Daniel N. Mendelson, that has not previously been elected by the shareholders as a director of the Company. Mr. Mendelson is the President of Avalere Health LLC, a strategic advisory company that provides guidance and syndicated research for clients in the healthcare industry, government and the not-for-profit sector. The Board of Directors evaluated Mr. Mendelson’s candidacy as a director during a series of meetings and interviews. As a result, the Nominating/Corporate Governance Committee recommended, effective as of May 19, 2005, that the Board be increased to twelve members, that Mr. Mendelson be nominated to fill the vacancy and that he stand for election as a Class III Director at the 2006 Annual Meeting. The Board of Directors agreed and unanimously elected Mr. Mendelson as a Class III Director, effective May 19, 2005, and nominated him to stand for election at the 2006 Annual Meeting. A professional search firm was not engaged to assist the Committee in its efforts.

Executive Sessions

Executive sessions of non-management directors of the Board and its committees are held on a regular basis at quarterly and special meetings. The sessions are chaired by the Lead Director of the Board of Directors or by the

Chair of the respective committees. Elizabeth E. Tallett, a non-management director, currently serves as the Lead Director. Any non-management director can request that an additional executive session be scheduled. See “Communications With The Board” below for the process by which shareholders may communicate with non-management directors of the Board.

Directors’ Attendance at Annual Meetings of Shareholders

Although directors are invited and are always welcome to attend the annual shareholder meetings, the Company does not require their attendance. All directors attended the 2005 annual meeting of shareholders. For 2006, the Board scheduled its regular meeting in the second quarter to coincide with the 2006 Annual Meeting. The Company anticipates that all directors will attend the 2006 Annual Meeting, except for one director who will be out of the country on the date of the 2006 Annual Meeting.

Communications With The Board

Shareholders may communicate with the Board by submitting a letter in writing addressed to: Lead Director of the Board of Directors, Coventry Health Care, Inc., 6705 Rockledge Drive, Suite 900, Bethesda, MD 20817-1850. If the communication relates to the Company’s ethics or conduct, financial statements, accounting practices or internal controls, the communication may be submitted in writing addressed to: Audit Committee Chair, Coventry Health Care, Inc., 6705 Rockledge Drive, Suite 900, Bethesda, MD 20817-1850. Shareholder communications may be submitted confidentially or anonymously.

VOTING STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS,
DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information, as of Monday, March 20, 2006, the Record Date, regarding the beneficial ownership of the Company’s common stock by (i) each person or group known by the Company to be the beneficial owner of more than five percent of the common stock, (ii) each director and nominee for director of the Company, (iii) each executive officer named in the Executive Compensation Table; and (iv) all directors and executive officers of the Company as a group. The number of shares beneficially owned is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. On the Record Date, 160,455,959 shares of the Company’s common stock were outstanding.

For purposes of the table, a person or group of persons is deemed to beneficially own shares of common stock issuable upon the exercise of stock options that are currently exercisable or that become exercisable within 60 days from the date set forth above. For purposes of computing the percentage of outstanding common stock held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after the date set forth above are deemed outstanding, but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group. The Company believes that the beneficial owners of the common stock listed in the table below, based on information furnished by such owners, have sole voting and dispositive power (or shares such powers with his or her spouse) with respect to such shares, except as explained in the footnotes to the table.

	Number of Shares
	of Common Stock		Percent of
Name and Address of Beneficial Owner	Beneficially Owned		Common Stock

Wellington Management Company, LLP(1)	11,985,757		7.47%
75 State Street Boston, MA 02109
Janus Capital Management LLC(2)	11,819,231		7.37%
151 Detroit Street Denver, CO 20549
Joel Ackerman	9,427		*
John H. Austin, M.D.	78,466		*
L. Dale Crandall	16,436	(4)	*
Emerson D. Farley, Jr., M.D.	60,973	(4)	*
Lawrence N. Kugelman	52,650	(4)	*
Daniel N. Mendelson	5,625	(4)	*
Rodman W. Moorhead, III	38,160		*
Robert W. Morey	159,101	(4)	*
Elizabeth E. Tallett	35,336	(4)	*
Timothy T. Weglicki	45,461	(4)	*
Allen F. Wise	492,461		*
Dale B. Wolf	1,103,104	(4)	*
Thomas P. McDonough	940,975	(4)	*
Harvey C. DeMovick, Jr.	139,359		*
Francis S. Soistman, Jr.	241,239	(4)	*
Shawn M. Guertin	162,756	(4)	*
All executive officers and directors as a group (21 persons)	4,027,241	(4)	2.48%

*	Less than one percent

(1)	According to the Schedule 13G filed on February 14, 2006, by Wellington Management Company, LLP (“Wellington Management”), the securities reported are owned of record by clients of Wellington Management, in its capacity as an investment adviser. As of December 31, 2005, Wellington Management, in its capacity as an investment adviser, may be deemed to have beneficial ownership of 11,985,757 shares of common stock that are owned by its investment advisory clients, none of which are known to own more than five percent of the class of shares. Wellington Management has shared voting power over 5,221,535 shares and shared dispositive power over 11,985,757 shares. Wellington Management is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

(3)	According to the Schedule 13G filed on February 14, 2006, by Janus Capital Management LLC (“Janus Capital”), a registered investment advisor, Janus Capital has an indirect 77.5% ownership stake in enhanced Investment Technologies LLC (“INTECH”) and an indirect 30% ownership stake in Perkins, Wolf, McDonnel and Company, LLC (“Perkins Wolf”), which are registered investment advisers. Due to the holding structure, Janus Capital, Perkins Wolf and INTECH are aggregated for purposes of the Schedule 13G filing. Each furnishes investment advice to various registered investment companies and to individual and institutional clients (the “Managed Portfolios”). Janus Capital may be deemed to be the beneficial owner of 9,408,450 shares or 5.8% of the Coventry shares outstanding held by the Managed Portfolios. Janus Capital has sole voting power with respect to 9,408,781 shares, shared voting power with respect to 2,410,781 shares and shared dispositive power with respect to 2,410,781 shares.

(4)	Includes the following shares issuable upon exercise of stock options that are currently exercisable or which become exercisable within 60 days of the date set forth above: L. Dale Crandall, 11,936 shares; Emerson D. Farley, Jr., M.D., 5,549 shares; Lawrence N. Kugelman, 37,575 shares; Daniel N. Mendelson, 5,625 shares; Robert W. Morey, 2,744 shares; Elizabeth E. Tallett, 20,261 shares; Timothy T. Weglicki, 18,011 shares; Dale B. Wolf, 844,624 shares; Thomas P. McDonough, 614,339 shares; Francis S. Soistman, Jr., 81,138 shares; Shawn M. Guertin, 65,624; and all executive officers and directors as a group (21 persons), 1,878,426 shares.

EXECUTIVE COMPENSATION

The following table sets forth annual, long-term and other compensation awarded to, earned by or paid to, during fiscal years 2003, 2004 and 2005, the chief executive officer of the Company and the persons who, in fiscal year 2005, were the other four most highly compensated executive officers that were executive officers on December 31, 2005 (the “Named Executive Officers”):

Summary Compensation Table

		Annual Compensation			Long Term Compensation
					Awards		Payouts
						Common	Retention
						Shares	Plan	All Other
				Other Annual	Restricted	Underlying	Payouts	Compensation
Name and Principal Position	Year	Salary	Bonus(1)	Compensation(2)	Stock(3)	Options (#)(4)	($)(5)	(6)(7)

Dale B. Wolf	2005	$827,116	$1,700,000	$159,130	$3,592,500	225,000	$—	$76,393
Chief Executive Officer	2004	$723,077	$750,000	$97,703	$—	1,500,000	$—	$82,648
	2003	$598,077	$1,000,000	$127,300	$1,085,500	281,250	$1,456,990	$96,940
Thomas P. McDonough	2005	$827,116	$925,000	$93,413	$2,155,500	150,000	$—	$97,993
President	2004	$723,077	$1,250,000	$87,487	$2,434,500	450,000	$—	$82,250
	2003	$600,000	$1,000,000	$81,983	$1,085,500	281,250	$1,542,631	$102,217
Harvey C. DeMovick, Jr.	2005	$570,000	$600,000	$73,508	$2,514,750	—	$—	$48,481
Executive Vice President,	2004	$463,846	$400,000	$39,510	$973,800	60,000	$—	$39,749
Customer Service Operations,	2003	$360,000	$400,000	$15,620	$1,302,600	—	$546,614	$60,901
and Chief Information Officer
Francis S. Soistman, Jr.	2005	$486,539	$600,000	$69,373	$1,437,000	112,500	$—	$45,356
Executive Vice President,	2004	$387,500	$450,000	$14,347	$486,900	60,000	$—	$41,354
Health Plan Operations	2003	$324,038	$500,000	$12,928	$868,401	—	$435,363	$48,897
Shawn M. Guertin	2005	$397,212	$450,000	$63,282	$1,437,000	112,500	$—	$31,781
Executive Vice President,	2004	$306,007	$230,000	$1,500	$486,900	195,000	$—	$26,886
Chief Financial Officer	2003	$263,846	$275,000	$20,000	$217,125	33,750	$—	$19,815
and Treasurer

(1)	The amounts in this column represent Management Incentive Plan cash awards earned during the year specified, which are paid in the following year. Does not include a bonus amount of $500,000 awarded to Mr. McDonough under the Special Incentive Plan (see “Report of the Compensation Committee, Description of Compensation Programs, Special Performance Incentives” on page 29 of this Proxy Statement for a description of the Special Incentive Plan) and deferred to the 2004 Mid-Term Executive Retention Program (“2004 Executive Retention Plan”). See Footnote 7.

(2)	Other Annual Compensation included: for 2005 — Messrs. Wolf, McDonough, DeMovick, Soistman and Guertin received $28,717, $23,651, $22,814, $22,107 and $24,291, respectively, for the lease of or allowance for an automobile, $112,127, $52,461, $28,890, $46,412 and $38,691, respectively, for the use of Company provided transportation (reflects the incremental costs to the Company, including amount billed per trip, a portion of the depreciable cost of the Company’s fractional ownership share and a gross-up for income taxes), $17,986, $17,301, $21,504, $854 and $0, respectively, for professional legal, tax and financial planning services, and Messrs. Wolf, DeMovick and Guertin each received $300 through the Company’s match for the Series I Savings Bond program; for 2004 — Messrs. Wolf, McDonough, DeMovick, Soistman and Guertin received $25,782, $23,651, $20,206, $7,800 and $1,200, respectively, for the lease of an automobile, $61,740, $62,194, $6,546, $0 and $0, respectively, for the use of Company provided transportation (amounts have not been adjusted to reflect the interpretative guidance issued by the Securities and Exchange Commission in January 2006), $9,881, $1,642, $12,458, $6,547 and $0, respectively, for professional legal, tax and financial planning services, and Messrs. Wolf, DeMovick and Guertin each received $300 through the Company’s match for the Series I Savings Bond program; for 2003 — Messrs. Wolf, McDonough, DeMovick, Soistman and Guertin received $30,542, $26,988, $15,345, $7,350 and $7,200, respectively, for the lease of an automobile, $67,642, $37,694, $0, $573 and $0, respectively, for the use of Company provided transportation (amounts have not been adjusted to reflect the interpretative guidance issued by the Securities and Exchange Commission in January 2006), and $28,816, $17,301, $0, $5,005 and $0, respectively, for professional legal, tax and financial planning services, and Mr. Guertin received $12,500 through the Company’s executive reimbursement program and $300 through the Company’s match for the Series I Savings Bond program. NOTE: As discussed above, 2005 compensation for use of Company provided transportation was calculated based on the incremental cost to the Company. Had the Company calculated these costs as it did in 2003 and 2004, the compensation for 2005 for Messrs. Wolf, McDonough, DeMovick, Soistman and Guertin would be $54,173, $38,207, $16,971, $21,825 and $16,902. As previously stated, we have not recalculated the amounts for 2003 and 2004 in accordance with the SEC’s interpretative guidance issued in January 2006. However, we would expect to see similar increases for 2003 and 2004 as demonstrated for 2005.

(3)	Includes the value, based on the closing market price of the common stock on the New York Stock Exchange on the date of issuance of restricted stock awards as follows: for 2005 (issued June 20, 2005; market price $47.90) — Mr. Wolf, 75,000 shares, Mr. McDonough, 45,000 shares, Mr. DeMovick, 52,500 shares, Mr. Soistman, 30,000 shares and Mr. Guertin, 30,000 shares; for 2004 (issued June 14, 2004; market price $32.46) — Mr. McDonough, 75,000 shares, Mr. DeMovick, 30,000 shares, Mr. Soistman, 15,000 shares and Mr. Guertin, 15,000 shares; for 2003 — (issued June 25, 2003; market price $19.30), Mr. Wolf, 56,250 shares, Mr. McDonough, 56,250 shares, Mr. DeMovick, 67,500 shares, Mr. Soistman, 45,000 shares and Mr. Guertin, 11,250 shares.

As of December 31, 2005, the Named Executive Officers’ aggregate holdings of restricted stock of the Company and the market value of such shares were as follows: Mr. Wolf, 103,124 shares valued at $5,873,943, Mr. McDonough, 129,374 shares valued at $7,369,143, Mr. DeMovick, 111,875 shares valued at $6,372,400, Mr. Soistman, 75,000 shares valued at $4,272,000, Mr. Guertin, 52,499 shares valued at $2,990,343. The closing market price at December 31, 2005 was $56.96 per share.

(4)	On June 20, 2005, Messrs. Wolf, McDonough, DeMovick, Soistman and Guertin received a stock option grant of 225,000 shares, 150,000 shares, 0 shares, 112,500 shares and 112,500 shares, respectively, of the Company’s common stock vesting in equal increments over four years at an exercise price equal to the closing market price on the date of grant ($47.90). See the table “Options Grants in 2005” below.

(5)	Represents the payout on September 5, 2003 under the Company’s 2000 Deferred Compensation Plan (the “2000 Executive Retention Plan”) of cash compensation equal to the value of credits to fixed dollar cash allocation and stock equivalent allocation accounts made in 2000, 2001 and 2002, plus investment returns earned over the three-year term. The value of initial credits to the fixed dollar allocation and stock equivalent allocation accounts made by the Compensation Committee in 2002, 2001 and 2000 under the 2000 Executive Retention Plan are as follows: for 2002 — Mr. Wolf, $402,500 and $126,726 (5,901 shares), Mr. McDonough, $420,000 and $135,423 (6,306 shares), Mr. DeMovick, $138,000 and $50,961 (2,373 shares), and Mr. Soistman, $101,440 and $40,296 (1,876 shares); for 2001 — Mr. Wolf, $273,595 and $96,619 (5,901 shares), Mr. McDonough, $289,315 and $103,250 (6,306 shares), Mr. DeMovick, $97,444 and $38,854 (2,373 shares), and Mr. Soistman, $88,440 and $30,716 (1,876 shares) and for 2000 — Mr. Wolf, $240,295, Mr. McDonough $256,764, Mr. DeMovick, $96,637, and Mr. Soistman, $76,383. Such amounts were dependent upon investment returns throughout the three-year term of the 2000 Executive Retention Plan, including the value at the end of the term of the stock equivalent accounts, and were not determinable until the actual payout, which occurred on September 5, 2003.

(6)	Consists of group life insurance premium, Company matching contribution to its Retirement Savings Plan and Company matching contribution to its Supplemental Executive Retirement Plan, respectively, to the Named Executive Officers, as follows: for 2005 — Mr. Wolf, $582, $9,096 and $66,715; Mr. McDonough, $582, $9,450 and $87,961; Mr. DeMovick, $582, $9,450 and $38,449; Mr. Soistman, $582, $9,450, and $35,324; Mr. Guertin, $582, $9,164 and $22,035; for 2004 — Mr. Wolf, $642, $8,357 and $73,649; Mr. McDonough, $642, $9,225 and $72,383; Mr. DeMovick, $642, $9,225 and $29,882; Mr. Soistman, $642, $9225 and $31,487; Mr. Guertin, $642, $8,357 and $17,887; for 2003 — Mr. Wolf, $642, $7,714 and $88,584; Mr. McDonough, $642, $9,000 and $92,575; Mr. DeMovick, $642, $9,000 and $51,259; Mr. Soistman, $642, $9,000 and $39,255; Mr. Guertin, $517, $9,000 and $10,298.

(7)	Does not include the value of initial credits to the fixed dollar allocation and stock equivalent allocation accounts made by the Compensation Committee as follows: for July 2005 under the Company’s 2004 Executive Retention Plan — Mr. Wolf, $1,155,000 and $404,250 (8,575 shares), Mr. McDonough, $1,445,000

($500,000 of which was awarded pursuant to the Special Incentive Plan for First Health Group Corp.’s performance in 2005) and $330,750 (7,017 shares), Mr. DeMovick, $440,000 and $154,000 (3,267 shares), Mr. Soistman, $380,000 and $133,000 (2,821 shares), and Mr. Guertin, $272,000 and $95,200 (2,019 shares); for July 2004 under the Company’s 2004 Executive Retention Plan — Mr. Wolf, $680,000 and $340,000 (10,533 shares), Mr. McDonough, $680,000 and $340,000 (10,533 shares), Mr. DeMovick, $255,000 and $127,500 (3,949 shares), Mr. Soistman, $218,750 and $109,375 (3,338 shares), and Mr. Guertin, $113,000 and $56,500 (1,750 shares); for July 2003 under the Company’s 2003 Deferred Compensation Plan (the “2003 Executive Retention Plan”) — Mr. Wolf, $640,000 and $640,043 (32,067 shares), Mr. McDonough, $640,000 and $640,043 (32,067 shares), Mr. DeMovick, $228,000 and $228,003 (11,422 shares), Mr. Soistman, $187,500 and $187,540 (9,396 shares), and Mr. Guertin, $82,000 and $82,000 (4,108 shares); Also, does not include bonus amounts deferred by the Compensation Committee to the accounts of the following Named Executive Officers: for December 2004 deferred to the Company’s 2004 Executive Retention Plan — Mr. Wolf, $500,000, and Mr. DeMovick, $100,000; for December 2003 deferred to the Company’s 2003 Executive Retention Plan — Mr. McDonough, $500,000, Mr. Wolf, $500,000, and Mr. DeMovick, $200,000. The amounts payable are not determinable until the actual payouts occur at the end of the three-year deferral period in 2006 when the 2003 Executive Retention Plan and the 2004 Executive Retention Plan will terminate. The amounts distributed at that time will be made entirely in cash and will depend on investment returns throughout the term of the 2003 Executive Retention Plan and the 2004 Executive Retention Plan, including the value of the stock equivalent accounts at the date of the actual payout in 2006. See “Report of the Compensation Committee, Description of Compensation Programs, Long Term Incentives” on page 29 of this Proxy Statement for a description of the 2003 Executive Retention Program and the 2004 Executive Program.

The following table provides information on option grants to the Named Executive Officers during fiscal year 2005. No stock appreciation rights were granted during fiscal year 2005.

Option Grants in 2005

	Number of	Percent of			Grant Date
	Securities	Total Options	Exercise		Value Based on
	Underlying	Granted to	or Base		Black-Scholes
	Options	Employees in	Price	Expiration	Option
Name	Granted (#)	Fiscal Year	($/Share)	Date	Pricing Model

Dale B. Wolf	225,000	7.1%	$47.90	06/20/2015	$3,370,792
Thomas P. McDonough	150,000	4.7%	$47.90	06/20/2015	$2,247,195
Harvey C. DeMovick, Jr.	0	.0%	$.00	—	$.00
Francis S. Soistman, Jr.	112,500	3.6%	$47.90	06/20/2015	$1,685,396
Shawn M. Guertin	112,500	3.6%	$47.90	06/20/2015	$1,685,396

The following table provides information as to options exercised in 2005 by the Named Executive Officers and the value of their options at December 31, 2005.

Aggregated Option Exercises in 2005 and
Option Values at December 31, 2005

			Number of	Value of
			Securities Underlying	In-The-Money
			Unexercised Options at	Options at
	Shares		Fiscal Year-End (#)	Fiscal Year-End ($)
	Acquired	Value	Exercisable (E)/	Exercisable (E)/
Name	on Exercise (#)	Realized ($)	Unexercisable (U)	Unexercisable (U)

Dale B. Wolf	289,201	13,103,944	895,624E	34,617,100E
			1,490,626U	34,896,975U
Thomas P. McDonough	168,750	6,397,313	614,339E	27,122,610E
			628,126U	14,923,725U
Harvey C. DeMovick, Jr.	120,000	4,421,100	20,000E	490,000E
			40,000U	980,000U
Francis S. Soistman, Jr.	60,000	2,400,000	81,138E	2,965,431E
			270,000U	5,338,125U
Shawn M. Guertin	37,900	1,822,909	133,124E	5,512,800E
			275,626U	5,698,050U

Outside Director’s Compensation

2005 Outside Directors’ Compensation.  In 2005, the members of the Board received an annual retainer for service on the Board. On March 3, 2005, the Compensation Committee submitted to the Board recommended changes to the compensation of Outside Directors (defined below) based upon an analysis of director compensation of peer group companies and recognition of increased responsibilities of the Board, the Compensation Committee and the Nominating Corporate Governance Committee. The Board unanimously approved the proposed increases. Set forth below is a schedule of the former and current fees and benefits paid to the Outside Directors during 2005:

			Current
			Compensation
			(Approved by the
		Former	Board on
Compensation Components	Board or Committee	Compensation	March 3, 2005)

Annual Director Retainer (Paid Quarterly @ $10,000)	All Directors	$40,000	$40,000
Annual Committee Chair Retainer (Paid Annually In Arrears)	Lead Director	$10,000	$10,000
	Chair of Audit Committee	10,000	10,000
	Chair of Comp Committee	2,000	10,000
	Chair of N/CG Committee	-0-	5,000
Attendance at In-Person Meeting	Board	$2,000	$3,000
	Audit Committee	3,000	3,000
	Comp Committee	1,500	3,000
	N/CG Committee	1,500	1,500
Participation in a Telephonic Meeting	Board	$500	$1,000
	Audit Committee	1,000	1,000
	Comp Committee	500	1,000
	N/CG Committee	-0-	500
Reimbursement of Travel Expenses	All Directors	Actual Costs	Actual Costs
Annual Restricted Stock Award	Chairman	4,500 shares	N/A (1)
	Outside Director	2,250 shares	2,250 shares
New Director Stock Option Grant	New Director	22,500 shares	22,500 shares
Health and Basic Life Insurance Coverage	All Outside Directors
	(voluntary participation)

(1)	The current Chair of the Board, Allen F. Wise, is not an Outside Director and will not receive this award.

Only members of the Board who are not officers or employees of the Company, its subsidiaries or affiliates (“Outside Directors”) receive remuneration for their service on the Board or any committee.

Pursuant to the Company’s 2004 Incentive Plan, each Outside Director receives an award of 2,250 shares of restricted stock, or 4,500 shares of restricted stock in the case of the Chair or Vice Chair, if any, of the Board who is also an Outside Director, on the date of the annual meeting of shareholders. The restrictions on the awards of restricted stock lapse in equal increments over three years. New directors will receive an initial non-qualified stock option grant of 22,500 shares of the Company’s common stock upon joining the Board of Directors. The exercise price of the stock option would be equal to 100% of the fair market value on the date of grant and would vest in equal increments over three years. However, see “Proposal Five — Amendments to the 2004 Incentive Plan” on page 37 of this Proxy Statement for proposed changes to the compensation paid to Outside Directors.

All directors are reimbursed by the Company for out-of-pocket expenses incurred in connection with attendance at Board or Committee meetings. Additionally, the Company has paid nominal travel expenses for family members of directors in connection with the directors’ attendance at certain business meetings with the Board or senior management.

2006 Outside Directors’ Compensation.  On November 2, 2005, the Compensation Committee recommended to the Board of Directors a 2006 Compensation Program for Non-Employee Directors (the “2006 Program”), which was based upon a review of director compensation currently paid by competitors in the industry and other similar companies and compared to compensation paid to the Company’s Board of Directors. The Committee believed that adoption of the 2006 Program was in the best interest of the Company and would enable the Company to retain and attract qualified directors and to further align the interests of the directors with the interests of the shareholders. The 2006 Program is a cafeteria plan that gives Outside Directors (as defined in the

2004 Incentive Plan attached as Appendix D) the choice of being paid his or her compensation in the form of cash, stock options, restricted stock or a combination thereof and allows the directors to defer all or a portion of their compensation in the form of cash or stock units. Compensation allocated to cash is limited to 50% of total compensation payable during the year and is paid out quarterly in arrears. Compensation allocated to deferred cash is credited quarterly with interest based on the Company’s borrowing rate set at the beginning of each year. Compensation allocated to stock awards (stock options, restricted stock or deferred stock units) will be converted to awards of equivalent value determined by using the same method used to expense the awards for financial accounting purposes. Stock awards vest or the restrictions lapse in equal quarterly increments over the year compensation is payable. Stock awards, including stock units, will be credited with any dividends, stock splits, reverse stock splits or other changes in the Company’s capitalization in accordance with the terms of the 2004 Incentive Plan. Stock units will be treated as if they were actual shares of the Company’s common stock, but will not be evidenced by or convertible into any actual shares of the Company’s common stock until distribution. Deferred compensation will not be distributed until an Outside Director’s termination from service on the Board, or upon his or her death, or upon a change in control (as defined under section 409A of the Internal Revenue Code of 1986, as amended), or in the event of an unforeseeable emergency (causing severe financial hardship). Unvested restricted stock awards or stock options fully vest upon death or disability. Vested stock options are not transferable, except to Immediate Family members or by will or the laws of descent and distribution. Vested stock units are not transferable, except pursuant to a qualified domestic relations order or by will or the laws of descent and distribution. Upon joining the Board, new Outside Directors will receive a one-time initial grant of a non-qualified stock option to purchase 10,000 shares of common stock vesting in equal increments over four years at an exercise price equal to the closing market price on the date of grant. Compensation for Outside Directors elected after January 1st will be prorated. The Board of Directors approved the 2006 Program, subject to shareholder approval, to be effective as of January 1, 2006. The Board set the annual compensation under the 2006 Program at $225,000 to be received in lieu of the former annual retainer of $40,000, fees for the Board’s five regularly scheduled meetings, and the annual restricted stock award of 2,250 shares of common stock (4,500 shares for an non-employee Chair of the Board), but exclusive of committee and special Board meeting fees and chair retainers, which remained the same. The Outside Directors elected the form of payment (cash, restricted stock, stock options or deferred cash or stock units) prior to the effective date of the 2006 Program. See “Proposal Five — Amendment to the 2004 Incentive Plan” on page 37 of this Proxy Statement for a description of the proposed changes to the 2004 Incentive Plan. The current Chair of the Board, Allen F. Wise, is not an Outside Director and will not participate in the 2006 Program.

The fees for attendance at in-person and telephonic committee meetings, retainers for Lead Director and Chairs of the Committees, fees for attendance at special meetings of the Board and optional health and basic life insurance coverage remain unchanged for 2006. (See “2005 Outside Directors’ Compensation” above.)

All directors are reimbursed by the Company for out-of-pocket expenses incurred in connection with attendance at Board or Committee meetings. Additionally, the Company has paid nominal travel expenses for family members of directors in connection with the directors’ attendance at certain business meetings with the Board or senior management.

Non-Employee Directors Stock Ownership Guidelines

The Company has adopted stock ownership guidelines for directors in order to further align the directors’ interests with the shareholders’ interests. All non-employee directors are required to hold at least $250,000 worth of Coventry common stock while serving as a director of the Company. New directors will have three years to attain this ownership threshold. The threshold must be maintained on an ongoing basis. Stock units held by a director under the 2006 Program are included in calculating the value of ownership to determine whether this minimum ownership requirement has been met.

Employment Contracts, Terminations of Employment and Change-in-Control Arrangements

Dale B. Wolf.  Mr. Wolf amended his Employment Agreement with the Company effective January 1, 2005, for a three-year term, which will continue thereafter on a year-to-year basis unless terminated as set forth below under Termination of Employment. Under the terms of the agreement, Mr. Wolf receives an annual base salary of not less than $850,000, subject to annual review, and is eligible for an annual bonus in accordance with the Company’s performance based 162(m) plan. In addition, Mr. Wolf is entitled to participate in all employee benefit plans or programs, plans developed for executive officers, and other benefits and perquisites, including four weeks of annual paid vacation, a leased automobile plus all reasonable operating costs on a grossed-up basis, and an airplane allowance of 50 hours for personal use and full reimbursement of the associated income tax liability. In the event of Mr. Wolf ’s death during the term of his employment agreement, all future payments under the Agreement will cease, and Mr. Wolf’s designated beneficiary will be entitled to receive (i) any earned but unpaid salary, (ii) a lump sum payment equal to his average bonus for the previous two years, (iii) payment of the cost of medical, dental and vision insurance premiums for 36 months, (iv) 12 months of additional vesting credit for stock options and restricted stock awards, and (v) the proceeds of life or other insurance or death benefit programs under the Agreement. In the event of his disability, Mr. Wolf will continue to receive his base compensation until he is eligible for long term disability benefits. He will then receive 60% of his pre-disability earnings, which will be paid by the Company to the extent not covered under the Company’s long-term disability program. He will also receive (i) a lump sum payment equal to his average bonus for the previous two years, (ii) payment of the cost of medical, dental and vision insurance premiums for 36 months, and (iii) 12 months of additional vesting credit for all stock options and restricted stock awards.

Termination of Employment.  The Company may terminate the Agreement with or without cause at any time upon 90 days prior written notice. If Mr. Wolf’s employment is terminated through a Termination Without Cause (defined below) or a Constructive Termination (defined below), the Company is required (i) to pay Mr. Wolf for a period of 24 months, a monthly amount equal to 200% of the sum of his base salary in effect at termination plus his average bonus for the previous two calendar years divided by 24 months, (ii) to pay the cost of medical, dental and vision benefits for 24 months, (iii) to provide full unrestricted title to the Company leased automobile and (iv) to provide an additional 12 months of vesting credit for his stock options and restricted stock awards. If he is terminated through a Termination Without Cause or a Constructive Termination within two years following a Change in Control (defined below), he would receive (i) a lump sum upon termination of 200% of his combined base salary in effect at termination and average incentive bonus for the previous two years, plus an additional amount for taxes, if any, that may be due under Section 280G of the Internal Revenue Code of 1986, as amended, (ii) payment of the cost of medical, dental and vision insurance for 36 months, (iii) full unrestricted title to the Company leased automobile, and (iv) full vesting of all stock options and restricted stock grants. Mr. Wolf has agreed not to disclose confidential information. He has also agreed not to compete with the Company during his employment and thereafter (i) for two years following a Termination Without Cause or a Constructive Termination, (ii) for one year following a Change in Control, or (iii) without restriction following voluntary termination or non-renewal of his employment agreement. If Mr. Wolf’s employment is terminated through a Termination With Cause (defined below) or voluntarily, the Company would not be obligated to pay any amounts, except earned but unpaid base salary.

Thomas P. McDonough.  Mr. McDonough amended his Employment Agreement with the Company effective January 1, 2005, for a three-year term, which will continue thereafter on a year-to-year basis unless terminated as set forth below under Termination of Employment. Under the terms of the agreement, Mr. McDonough receives an annual base salary of not less than $850,000, subject to annual review, and is eligible for an annual bonus in accordance with the Company’s performance based 162(m) plan. In addition, Mr. McDonough is eligible for a 2005 and 2006 Special Performance Bonus under the terms of the 2004 Incentive Plan. See “Report of the Compensation Committee, Description of Compensation, Special Performance Incentives,” and “Executive Compensation”, footnote 7, on pages 29 and 15, respectively, of this Proxy Statement for a description of the bonus arrangements. He is also entitled to participate in all employee benefit plans or programs, plans developed for executive officers, and other benefits and perquisites, including four weeks of annual paid vacation, a discretionary monthly automobile allowance payable on a grossed-up basis, and an airplane allowance of 20 hours of personal use and full reimbursement of the associated additional income tax liability. In the event of Mr. McDonough’s death during the term of his employment agreement, all future payments under the Agreement will cease, and Mr. McDonough’s designated beneficiary will be entitled to receive (i) any earned but unpaid salary, (ii) a lump sum payment equal to his average bonus for the previous two years, (iii) payment of the cost of medical, dental and vision insurance premiums for 24 months, (iv) exercisability of stock options governed under the terms of the applicable plan and agreements, and (v) the proceeds of life or other insurance or death benefit programs applicable under the Agreement. In the event of his disability, Mr. McDonough will continue to receive his base compensation until he is eligible for long-term disability benefits. He will then receive 60% of his pre-disability earnings, which will be paid by the Company to the extent not covered under the Company’s long-term disability program. He will also receive (i) any earned but unpaid salary, (ii) a lump sum payment equal to his average bonus for the previous two years, (iii) payment of the cost of medical, dental, and vision insurance premiums for 24 months, and (iv) 12 months additional vesting credit for all stock options and restricted stock awards.

Termination of Employment.  The Company may terminate the Agreement with or without cause at any time upon 90 days prior written notice. If Mr. McDonough’s employment is terminated through a Termination Without Cause (defined below) or a Constructive Termination (defined below), the Company is required (i) to pay Mr. McDonough for a period of 12 months, a monthly amount equal to 100% of the sum of his base salary in effect at termination plus his average bonus for the previous two calendar years divided by 12 months, and (ii) payment of the cost of medical, dental and vision benefits until the earlier of the expiration of 12 months or equivalent coverage is available, and (iii) to provide an additional 12 months of vesting credit for his stock options and restricted stock awards. If Mr. McDonough is terminated through a Termination Without Cause or a Constructive Termination within two years following a Change in Control (defined below), he would receive (i) a lump sum upon termination of 200% of his combined base salary in effect at termination and average bonus for the previous two years, plus an additional amount for taxes, if any, that may be due under Section 280G of the Internal Revenue Code of 1986, as amended, (ii) payment of the cost of medical, dental and vision insurance for 24 months, and (iii) full vesting of all stock options and restricted stock grants. Mr. McDonough has agreed not to disclose confidential information. He has also agreed not to compete with the Company during his employment and thereafter (i) for one year following a Termination Without Cause or Constructive Termination or Change in Control, or (ii) without restriction following voluntary termination or non-renewal of his employment agreement. If Mr. McDonough’s employment is terminated through a Termination With Cause (defined below) or voluntarily, the Company would not be obligated to pay any amounts, except earned but unpaid base salary.

Harvey C. DeMovick, Jr.  Mr. DeMovick amended his Employment Agreement with the Company effective January 1, 2005, for a three-year term, which will continue thereafter on a year-to-year basis unless terminated as set forth below under Termination of Employment. Under the terms of the Agreement, Mr. DeMovick receives an annual base salary of not less than $600,000, subject to annual review, and is eligible for an annual bonus in accordance with the Company’s performance based 162(m) plan in effect on the date of the Agreement. In addition, Mr. DeMovick is entitled to participate in all employee benefit plans, plans developed for executive officers and has other benefits and perquisites, including (i) four weeks of annual paid vacation, and (ii) a discretionary monthly automobile allowance, payable on a grossed-up basis. In the event of Mr. DeMovick’s death during the term of his employment agreement, all future payments under the Agreement will cease, and Mr. DeMovick’s designated beneficiary will be entitled to receive (i) earned but unpaid base salary, (ii) a lump sum payment equal to his average bonus for the previous two years, (iii) payment of the cost of medical, dental and vision insurance premiums for 24 months, (iv) exercisability of stock options governed under the terms of the applicable plan and agreements, and (v) the proceeds of life or other insurance or death benefit programs applicable under the Agreement. In the event of his disability, Mr. DeMovick will continue to receive his base compensation until he is eligible for long-term disability benefits. He will then receive 60% of his pre-disability earnings, which will be paid by the Company to the extent not covered under the Company’s long-term disability program. He will also receive (i) any earned but unpaid salary, (ii) a lump sum payment equal to his average bonus for the previous two years, (iii) payment of the cost of medical, dental, and vision insurance premiums for 24 months, and (iv) 12 months additional vesting credit for all stock options and restricted stock awards.

Termination of Employment.  The Company may terminate the Agreement with or without cause at any time upon 90 days prior written notice. If Mr. DeMovick’s employment is terminated through a Termination Without Cause (defined below) or a Constructive Termination (defined below), the Company is required (i) to pay Mr. DeMovick for a period of 12 months, a monthly amount equal to 100% of the sum of his base salary in effect at termination plus his average bonus for the previous two calendar years divided by 12 months, (ii) to pay the cost of medical, dental and vision benefits until the earlier of the expiration of 12 months or equivalent coverage is available, and (iii) to provide an additional 12 months of vesting credit for his stock options and restricted stock awards. If Mr. DeMovick is terminated through a Termination Without Cause or a Constructive Termination within two years following a Change in Control (defined below), he would receive (i) a lump sum upon termination of 150% of his combined base salary in effect at termination and average bonus for the previous two years, plus an additional amount for taxes, if any, that may be due under Section 280G of the Internal Revenue Code of 1986, as amended, (ii) payment of the cost of medical, dental and vision insurance for 24 months, and (iii) full vesting of all stock options and restricted stock grants. Mr. DeMovick has agreed not to disclose confidential information. He has also agreed not to compete with the Company during his employment and thereafter (i) for one year following a Termination Without Cause or Constructive Termination or Change in Control, or (ii) without restriction following voluntary termination or non-renewal of his employment agreement. If Mr. DeMovick’s employment is terminated through a Termination With Cause (defined below) or voluntarily, the Company would not be obligated to pay any amounts, except earned but unpaid base salary.

Francis S. Soistman, Jr.  Mr. Soistman amended his Employment Agreement with the Company effective January 1, 2005, for a three-year term, which will continue thereafter on a year-to-year basis unless terminated as set forth below under Termination of Employment. Under the terms of the Agreement, Mr. Soistman receives an annual base salary of not less than $500,000, subject to annual review, and is eligible for an annual bonus in accordance with the Company’s performance based 162(m) plan in effect on the date of the Agreement. In addition, Mr. Soistman is entitled to participate in all employee benefit plans, plans developed for executive officers and has other benefits and perquisites, including (i) four weeks of annual paid vacation, and (ii) a discretionary monthly automobile allowance, payable on a grossed-up basis. In the event of Mr. Soistman’s death during the term of his employment agreement, all future payments under the Agreement will cease, and Mr. Soistman’s designated beneficiary will be entitled to receive (i) earned but unpaid base salary, (ii) a lump sum payment equal to his average bonus for the previous two years, (iii) payment of the cost of medical, dental and vision insurance premiums for 24 months, (iv) exercisability of stock options governed under the terms of the applicable plan and agreements, and (v) the proceeds of life or other insurance or death benefit programs applicable under the Agreement. In the event of his disability, Mr. Soistman will continue to receive his base compensation until he is eligible for long-term disability benefits. He will then receive 60% of his pre-disability earnings, which will be paid by the Company to the extent not covered under the Company’s long-term disability program. He will also receive (i) any earned but unpaid salary, (ii) a lump sum payment equal to his average bonus for the previous two years, (iii) payment of the cost of medical, dental, and vision insurance premiums for 24 months, and (iv) 12 months additional vesting credit for all stock options and restricted stock awards.

Termination of Employment.  The Company may terminate the Agreement with or without cause at any time upon 90 days prior written notice. If Mr. Soistman’s employment is terminated through a Termination Without Cause (defined below) or a Constructive Termination (defined below), the Company is required (i) to pay Mr. Soistman for a period of 12 months, a monthly amount equal to 100% of the sum of his base salary in effect at termination plus his average bonus for the previous two calendar years divided by 12 months, (ii) to pay the cost of medical, dental and vision benefits until the earlier of the expiration of 12 months or equivalent coverage is available, and (iii) to provide an additional 12 months of vesting credit for his stock options and restricted stock awards. If Mr. Soistman is terminated through a Termination Without Cause or a Constructive Termination within two years following a Change in Control (defined below), he would receive (i) a lump sum upon termination of 150% of his combined base salary in effect at termination and average bonus for the previous two years, plus an additional amount for taxes, if any, that may be due under Section 280G of the Internal Revenue Code of 1986, as amended, (ii) payment of the cost of medical, dental and vision insurance for 24 months, and (iii) full vesting of all stock options and restricted stock grants. Mr. Soistman has agreed not to disclose confidential information. He has also agreed not to compete with the Company during his employment and thereafter (i) for one year following a Termination Without Cause or Constructive Termination or Change in Control, or (ii) without restriction following voluntary termination or non-renewal of his employment agreement. If Mr. Soistman’s employment is terminated through a Termination With Cause (defined below) or voluntarily, the Company would not be obligated to pay any amounts, except earned but unpaid base salary.

Shawn M. Guertin.  Mr. Guertin amended his Employment Agreement with the Company effective January 1, 2005, for a three-year term, which will continue thereafter on a year-to-year basis unless terminated as set forth below under Termination of Employment. Under the terms of the Agreement, Mr. Guertin receives an annual base salary of not less than $450,000, subject to annual review, and is eligible for an annual bonus in accordance with the Company’s performance based 162(m) plan in effect on the date of the Agreement. In addition, Mr. Guertin is entitled to participate in all employee benefit plans, plans developed for executive officers and has other benefits and perquisites, including (i) four weeks of annual paid vacation, and (ii) a discretionary monthly automobile allowance, payable on a grossed-up basis. In the event of Mr. Guertin’s death during the term of his employment agreement, all future payments under the Agreement will cease, and Mr. Guertin’s designated beneficiary will be entitled to receive (i) earned but unpaid base salary, (ii) a lump sum payment equal to his average bonus for the previous two years, (iii) payment of the cost of medical, dental and vision insurance premiums for 24 months, (iv) exercisability of stock options governed under the terms of the applicable plan and agreements, and (v) the proceeds of life or other insurance or death benefit programs applicable under the Agreement. In the event of his disability, Mr. Guertin will continue to receive his base compensation until he is eligible for long-term disability benefits. He will then receive 60% of his pre-disability earnings, which will be paid by the Company to the extent not covered under the Company’s long-term disability program. He will also receive (i) any earned but unpaid salary, (ii) a lump sum payment equal to his average bonus for the previous two years, (iii) payment of the cost of medical, dental, and vision insurance premiums for 24 months, and (iv) 12 months additional vesting credit for all stock options and restricted stock awards.

Termination of Employment.  The Company may terminate the Agreement with or without cause at any time upon 90 days prior written notice. If Mr. Guertin’s employment is terminated through a Termination Without Cause (defined below) or a Constructive Termination (defined below), the Company is required (i) to pay Mr. Guertin for a period of 12 months, a monthly amount equal to 100% of the sum of his base salary in effect at termination plus his average bonus for the previous two calendar years divided by 12 months, (ii) to pay the cost of medical, dental and vision benefits until the earlier of the expiration of 12 months or equivalent coverage is available, and (iii) to provide an additional 12 months of vesting credit for his stock options and restricted stock awards. If Mr. Guertin is terminated through a Termination Without Cause or a Constructive Termination within two years following a Change in Control (defined below), he would receive (i) a lump sum upon termination of 150% of his combined base salary in effect at termination and average bonus for the previous two years, plus an additional amount for taxes, if any, that may be due under Section 280G of the Internal Revenue Code of 1986, as amended, (ii) payment of the cost of medical, dental and vision insurance for 24 months, and (iii) full vesting of all stock options and restricted stock grants. Mr. Guertin has agreed not to disclose confidential information. He has also agreed not to compete with the Company during his employment and thereafter (i) for one year following a Termination Without Cause or Constructive Termination or Change in Control, or (ii) without restriction following voluntary termination or non-renewal of his employment agreement. If Mr. Guertin’s employment is terminated through a Termination With Cause (defined below) or voluntarily, the Company would not be obligated to pay any amounts, except earned but unpaid base salary.

Definitions.  For purposes of the agreements described above:

(1) A “Change in Control” shall occur if at any time, substantially all of the assets of the Company are sold or transferred by sale, merger or otherwise, to an entity which is not a direct or indirect subsidiary of the Company, or if any “person” (as such term is used in Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the then existing outstanding securities of the Company.

(2) “Constructive Termination” means termination by the executive which follows (i) a reassignment of duties, responsibilities, title, or reporting relationships (including being required to report to anyone other than the ultimate controlling entity’s board of directors after a Change in Control) that are not at least the equivalent of his then current position as set forth in his employment agreement or a material reduction in the compensation and benefits provided therein, or (ii) the intentional or material breach by the Company of his employment agreement, or (iii) the continuous and material involvement of the Board in the management of the Company, on a level not warranted by exceptional circumstances, that is clearly greater than that previously exercised by the Board, or (iv) a reassignment, after a Change of Control, to a geographic location more than fifty miles from Bethesda, Maryland. The executive shall have a period of 90 days after termination of his employment to assert against the Company that he suffered a Constructive Termination, and after the expiration of such 90 day period, the executive shall be deemed to have irrevocably waived the right to such assertion.1

(3) “Termination With Cause” means termination by the Company, acting in good faith, by written notice to the executive specifying the event relied upon for such termination, due to: (i) the executive’s indictment or conviction of a felony, (ii) the executive’s intentional perpetration of a fraud, theft, embezzlement or other acts of dishonesty or (iii) the executive’s intentional breach of a trust or fiduciary duty which materially adversely affects the Company or its shareholders.

(4) “Termination Without Cause” means termination by the Company other than due to the executive’s death or disability or Termination With Cause.

Executive Retention Plans.  As of July 1, 2003, the Company established the 2003 Deferred Compensation Plan (the “2003 Executive Retention Plan”), originally a three-year deferred compensation plan designed to promote the retention of key senior management and to recognize their strategic importance to the Company. Effective May 6, 2004, the Company established a 2004 Mid-Term Executive Retention Program (the “2004 Executive Retention Plan”), a two-year deferred compensation program for a select group of the Company’s key management and highly compensated employees and their beneficiaries to be administered under the terms of the 2004 Incentive Plan. Contributions under the 2003 Executive Retention Plan ceased and were continued under the 2004 Executive Retention Plan. The terms of the 2004 Executive Retention Plan were identical to the terms of the 2003 Executive Retention Plan, except that the 2004 Executive Retention Plan defined additional performance criteria that must be met in order to receive a payout. Under the terms of the 2004 Executive Retention Plan, the Company will make an annual fixed dollar allocation to the 2004 Executive Retention Plan for each participant. The fixed dollar allocation for the Chief Executive Officer and the President of the Company is determined by the Compensation Committee of the Board of Directors for each plan year. The maximum fixed dollar allocation for the Executive Vice President of Health Plan Operations, the Chief Financial Officer and the Senior Vice President, Customer Service Operations and Chief Information Officer, of the Company was 40% of compensation (salary plus bonus) for each plan year. The maximum fixed dollar allocation for the remaining participants is 25% of compensation for each plan year. In addition, although not guaranteed, all participants were eligible to receive a credit to a stock equivalent allocation account calculated as a percentage of each participant’s fixed dollar allocation conditioned on Company and individual performance. The credits in the stock equivalent allocation account increase and decrease in accordance with the price of the Company’s common stock. Amounts in the fixed dollar allocation and stock equivalent allocation accounts are forfeited if the executive resigns or is terminated for cause prior to June 30, 2006. If the performance criteria has been met, all fixed dollar allocation and stock equivalent allocation credits will vest and be paid in cash after June 30, 2006, except in the event of an earlier change-of-control (as defined below) in which case all participants’ accounts will vest in full, or in the event of a participant’s death or involuntary discharge not-for-cause in which case such participant’s accounts will vest on the date of death or discharge. The 2004 Executive Retention Plan is a non-qualified, unfunded and unsecured deferred compensation plan. Amounts payable under the 2004 Executive Retention Plan are not determinable until the actual payout occurs

1  The parenthetical in (2)(i) and all of (2)(iii) above are included only in Mr. Wolf’s employment agreement.

in 2006, and, therefore, will be reported in the Executive Compensation table in the year paid. The 2004 Executive Retention Plan may be amended at any time so long as participants’ are not adversely affected with respect to previous amounts credited to their accounts. Any allocations made under the 2004 Executive Retention Plan are made subject to performance conditions under the provisions of Section 8 and (if made to “Covered Officers”) Section 9 of the 2004 Incentive Plan. See “Executive Compensation, Summary Compensation Table” on page 14 of this Proxy Statement for information on the awards granted to the Named Executive Officers.

“Change of Control” under the 2003 Executive Retention Plan, the 2004 Executive Retention Plan, and the 2004 Incentive Plan means:

(i) any person or entity, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, other than the Company or a wholly owned subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company’s securities having 35% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business or other than transactions which are approved by a majority of the Board of Directors of the Company); or

(ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transactions are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

(iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

Equity Compensation Plan Information

The following table summarizes information about the options, restricted stock awards, rights and other equity compensation under the Company’s equity plans as of December 31, 2005.

			(c) Number of Securities
			Remaining Available
	(a) Number of Securities		for Future Issuance
	to Be Issued	(b) Weighted-Average	Under Equity
	Upon Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(excluding securities
Plan Category	and Other Rights	and Other Rights	reflected in column (a))

Equity compensation plans approved by security holders(1)	10,511,017 (2)	$29.52 (2)	3,491,887
Equity compensation plans not approved by security holders(3)	-0-	$-0-	99,497

Total	10,511,017		3,591,384

(1)	Includes options, restricted stock awards, performance awards, stock units or other stock-based rights under the Company’s 2004 Incentive Plan (the “2004 Plan”), which was approved by the shareholders of Coventry Health Care, Inc. on June 3, 2004, and as proposed to be amended herein. (See Proposal Five, “Amendments To The 2004 Incentive Plan” on page 37 of this Proxy Statement). The Coventry Share Plan, an employee stock purchase plan, was terminated effective December 31, 2005, and is not included. Also excludes stock options issued under the Healthcare Compare Corporation 1985 Stock Option Plan, Healthcare Compare Corporation 1995 Stock Option Plan, First Health Group Corp. 1998 Stock Option Plan, First Health Group Corp. 2000

Stock Option Plan, and First Health Group Corp. 2001 Stock Option Plan that were assumed by the Company in connection with the acquisition of First Health Group Corp. on January 28, 2005, and were converted into stock options representing 152,245 shares of the Company’s common stock. The 152,245 shares were separately registered with the Securities and Exchange Commission on Form S-8 on February 9, 2005.

(2)	Only includes outstanding stock options and stock units granted under the 2004 Plan. Restricted stock awards were issued on the date of grant and are not included.

(3)	Includes shares under the Company’s Supplemental Executive Retirement Plan. See below for a description of the material features of this plan.

Description of Equity Compensation Plans Not Approved by Security Holders.  The material features of the equity compensation plan not approved by security holders of the Company are as follows:

Supplemental Executive Retirement Plan (the “SERP”).  The SERP is a non-qualified deferred compensation arrangement under the federal tax laws. The SERP allows highly compensated senior management individuals designated by the Compensation Committee to defer additional compensation beyond what they defer under the Coventry Health Care, Inc. Retirement Savings Plan (the “401(k) Plan”) and to receive employer matching contributions. Participants may contribute up to 75% of their base salary, plus up to 100% of their bonus. Aggregate employer matching contributions to the SERP and the 401(k) Plan may not exceed 4.5% of a participant’s compensation and vest in equal increments over two years. In order to receive a matching contribution, participants must contribute the maximum amount permitted under law in the 401(k) Plan, without regard to “catch-up” contributions.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 33 of this Proxy Statement shall not be incorporated by reference into any such filings.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee (the “Committee”) is composed exclusively of independent directors elected by the Board of Directors. The Committee’s general responsibilities include (1) developing and overseeing the compensation policies and objectives of the Company, (2) determining the amount of compensation paid to the chief executive officer of the Company and approving the amount of compensation paid to the Company’s senior executives, (3) evaluating and recommending to the Board the compensation of non-employee directors (4) authorizing equity awards and other incentive-based compensation and (5) evaluating the Company’s incentive compensation programs and determining the performance targets for each program. The Committee’s charter reflects these responsibilities and is reviewed annually and revised as appropriate. The Committee meets at regularly scheduled times during the year and at specially scheduled times or by written consent as may be required. The Committee Chairman reports the actions and recommendations of the Committee to the Board of Directors. The Company’s Human Resources Department supports the Committee in its work. In addition, the Committee has the authority to engage the services of external advisors and compensation consultants to facilitate the performance of the Committee functions. The Committee has from time to time engaged outside consultants to assist it with its review of various compensation issues for directors and executive officers. These consultants are engaged by, and report directly to, the Committee. The Committee members evaluate their performance annually and their assessment is reported to the Board. The Committee’s executive compensation philosophy and practices for the fiscal year ended December 31, 2005 are set forth below.

Compensation Philosophy

The Company’s compensation philosophy embodies guiding principles for its compensation program design and for compensation decisions pertaining to the Company’s executive officers with the following three primary objectives:

1. To provide incentives for delivery of value to the Company’s shareholders;

2. To establish a clear connection between individual executive performance and compensation; and

3. To provide a system of rewards that is strongly biased toward motivating executives and, at the same time, is competitive with industry standards, thereby assuring the Company attracts and retains top talent.

The guiding principles supporting this compensation philosophy include aligning pay with a business strategy that reinforces achievement of the Company’s operational and service goals, paying for behaviors and results associated with business success and Company values, and communicating to employees the linkage between their performance and total rewards in order to build an ownership culture. The Company considers all forms of pay, benefits, recognition and cash incentives that make up a total rewards approach to compensation. In determining the total rewards, the Company will also consider the necessities of attracting and retaining talented executives in the face of a highly competitive market place, the need to recognize individual performance in a variety of circumstances, the budget established for the Company and accountability to shareholders.

To fulfill these primary objectives, the Committee implemented the 2005 executive compensation program that provided a mix of cash and equity-based rewards for the achievement of business plan results and other strategic objectives, the creation of shareholder value and exceptional individual performance. Incentive, or variable, compensation awards vary with the level of performance achieved. The executive compensation program includes high threshold levels for performance and reflects the Committee’s pay-for-performance philosophy, whereby a significant portion of executive compensation is at risk and tied to both company and individual performance. The Committee believes this program aligns the short- and long-term interests of the Company’s executives with its shareholders and encourages the executives to act as equity owners. Achievement of short-term objectives is rewarded through base salary and annual cash performance incentives. Achievement of long-term objectives and executive retention are rewarded through performance-based equity incentive grants and awards and deferred compensation arrangements. Equity ownership is emphasized through stock ownership guidelines established by the Committee to encourage the executives to act as equity owners. The Committee believes this mix reflects industry-wide practices.

The Committee and its counselors used multiple sources of information for evaluating and establishing appropriate compensation levels. The Committee relied on health care industry data in constructing the peer group of companies. This peer group consisted of publicly traded managed health care companies operating nationwide that had similar operations and were of comparable size to the Company. These companies are included in the Custom Peer Group Index used in the Performance Graph on page 33 of this Proxy Statement. Consistent with these objectives, the Company sought to position the compensation of its executives at competitive levels with the peer group.

Description of Compensation Programs

The following briefly describes the role of each element of compensation.

Base Salary

Base salary serves primarily as an attraction and retention device. The Committee reviews the history of and proposals for the compensation of each executive. In accordance with the Committee’s pay-for-performance philosophy, executives’ base salaries are established at levels the Committee believes are competitive with the median base salaries of executives at peer group companies in the health care industry. Individual executive salary increases also reflect the individual’s level of performance and current position within designated salary ranges, as well as industry trends. As a result, a large part of each executive’s potential total cash compensation is variable and dependent upon the Company’s performance.

Annual Performance Incentive

The purpose of the Company’s annual incentive plan is to recognize and reward executives for taking actions that build the value of the Company, generate competitive total returns to shareholders and maximize the Company’s profitability. Annual incentive awards are granted on the basis of corporate and individual performance, with a greater emphasis on corporate financial performance over individual achievements. Awards are based on the achievement of budgeted plan contribution, revenue by operating units and the attainment of critical success factors developed by key executives.

Annual performance incentives are tied to the Company’s overall performance and include the Company’s financial results, each health plan’s financial results and team and individual achievements. The performance of each health plan is based on the achievement of its plan contribution and revenue growth goals as set forth in the 2005 budget. The two key goals are weighted as follows: plan contribution, 75%; revenue growth, 25%. Each health plan’s incentive pool is funded based on the achievement of its plan contribution and revenue growth goals and is modified based on the achievement of the Company’s earnings per share (“EPS”) goal set by the Committee at the beginning of each year. In addition, management sets certain financial and operational objectives for each business unit and health plan that are designed to promote key company initiatives. The performance of the Company at the corporate level is based on achievement of EPS targeted goals.

Incentive award payments for 2005 were based on performance levels pre-established by the Committee. Each of the Company’s health plans must meet at least 86% of their targeted achievement goal in order to be eligible for funding their incentive pool. Funding of the pool for achievement of 86% to 99% of their goal is in the discretion of the Committee. Funding of the pool for achievement of 100% of the targeted goal is 100%. Funding of the pool for achievement of 110% is 110% and each 10% increment thereafter is 120%, 130%, 140% with a maximum incentive pool funding of 150%. Once each health plan’s incentive pool is calculated, it is modified by the percentage of achievement of the Company’s EPS goal. For example, if the level of achievement of the EPS goal is less than 97.75%, there is no bonus. If the level of achievement of the EPS goal is 97.75%, the modifier is .50 and continues to increase incrementally as the level of EPS Goal Achievement is met or exceeded, up to a maximum modifier of 1.50. Each eligible employee then has a target incentive opportunity to receive a payout ranging from 10% of base pay up to 50% of base pay, with exceptions being made on a case-by-case basis with approval from the Company’s Chief Executive Officer. The corporate incentive pool is similarly funded based on the achievement of the Company’s EPS goal up to a maximum modifier of 1.50.

The Company’s EPS growth for 2005 was up 25% over 2004. However, the Company’s EPS growth for 2004 was up 35% over 2003. As a result, the incentive compensation bonuses for 2005 were reduced as compared to 2004. All of the Company’s executive officers received their annual incentive compensation in the form of cash.

At the beginning of 2006, the Committee determined performance goals and target awards for executive management under a 2006 Executive Management Incentive Program (the “2006 EMIP”) and for other key management under a 2006 Management Incentive Program (the “2006 MIP”). Target Awards under both plans are a percentage of base salary. Under the 2006 MIP, awards range from 10% to 20+% for managers, directors, vice presidents and above. Under the 2006 EMIP, awards may be greater or less than 100%, as determined by the Committee, for the chief executive officer, the president and any other executive officer or business unit leader designated by the Committee. The Compensation Committee has identified 20 members of executive management who are eligible for participation under the 2006 EMIP, which is governed by the 2004 Incentive Plan. The programs are designed to provide annual cash bonuses, or, in the case of the 2006 EMIP, cash and/or equity awards, to the Company’s senior executives, business unit leaders and key management personnel based upon the Company’s performance and the individual’s performance. For 2006, the Company’s performance goal is based on the attainment of fully diluted earnings per share as established in the Company’s 2006 budget. The maximum award to any participant under the 2006 EMIP is 1% of 2006 operating earnings. The maximum award to any participant under the 2006 MIP is 200% of their individual target incentive. If the performance target is exceeded, the Committee may grant awards up to such maximums, based upon such factors as individual performance, the degree to which the performance goal is exceeded, and such other factors as the Committee shall determine in its discretion.

Special Performance Incentives

In 2004, the Committee established a Special Incentive Plan to reward two executive officers, Thomas P. McDonough and James E. McGarry, for attainment of pre-established financial goals on the first year’s performance of First Health Group Corp. (“First Health”), which was acquired by the Company on January 28, 2005. The plan year was January 1 through December 31, 2005. The Plan awards were based on the achievement of 2005 budgeted earnings before interest, depreciation, taxes and amortization (“Budgeted EBIDTA”) for First Health in 2005. The two participants were to receive no payout if the threshold was not met. If the threshold was met, a cash award payment of $500,000 and $200,000, respectively, would be deposited into the participants’ accounts under the 2004 Executive Retention Plan (see below). If the threshold was exceeded by 8.75%, a cash award payment of $2,000,000 and $800,000, respectively, would be deposited in the participants’ 2004 accounts under the 2004 Executive Retention Plan. Awards for results achieved between threshold and 8.75% over threshold would be calculated based on straight-line interpolation. The Special Incentive Plan is governed by the terms and conditions of the 2004 Incentive Plan (described below). The Committee reviewed the results for 2005 and approved the payout at threshold. Messrs. McDonough and McGarry received $500,000 and $200,000, respectively, which was deferred to the 2004 Mid-Term Executive Retention Program (described below) in accordance with the terms of the Special Incentive Plan.

In addition, the Committee established a Special Incentive Plan for the President of the Company, Mr. McDonough, who is eligible to receive a special incentive bonus based on the achievement of a year-over-year increase in revenue for the Company and the achievement of pre-established performance goals measured over an 18-month period (January 1, 2005 to June 30, 2006). The potential maximum payout of the special incentive bonus is two times Mr. McDonough’s annual base salary.

Long-Term Incentives

At the 2004 Annual Meeting of Shareholders, the shareholders approved the 2004 Incentive Plan (the “2004 Plan”). The 2004 Plan is an umbrella plan integral to the Company’s compensation strategies. It was designed to provide the flexibility and incentives required to attract highly qualified management personnel in a competitive marketplace, to motivate and retain key employees, and to meet the requirements of Section 162(m) of the Internal Revenue Code for “performance-based” compensation. Under the 2004 Plan, the Committee has the authority to grant stock options, stock appreciation rights, restricted stock, performance awards and other stock-based awards, as well as incentives payable in cash to key employees, consultants and directors of the Company and its subsidiaries and affiliates, except that the power to grant and establish the terms and conditions of awards to outside directors is reserved to the Board of Directors. All decisions made by the Committee pursuant to the 2004 Plan are made in the Committee’s sole discretion, which is final and binding on all persons.

For fiscal year 2005, each of the Company’s Named Executive Officers received restricted stock awards, stock option grants or a mixture of both under the 2004 Plan. The Committee issued the awards and options with a restriction period of two years (cliff vesting for one of the Named Executive Officers) and four years, during which the executive is not permitted to exercise, sell, transfer, pledge or assign the shares subject to the restriction. With the exception of the two-year cliff vesting grant, the restriction period lapses or expires in equal annual installments. See “Executive Compensation, Summary Compensation Table” on page 14 of this Proxy Statement for information on the awards granted to the Named Executive Officers.

As of July 1, 2003, the Company established the 2003 Deferred Compensation Plan (the “2003 Executive Retention Plan”), originally a three-year deferred compensation plan designed to promote the retention of key senior management and to recognize their strategic importance to the Company. Effective May 6, 2004, the Company established a 2004 Mid-Term Executive Retention Program (the “2004 Executive Retention Plan”), a two-year deferred compensation program for a select group of the Company’s key management and highly compensated employees and their beneficiaries to be administered under the terms of the 2004 Incentive Plan. Contributions under the 2003 Executive Retention Plan ceased as of June 30, 2004, and future contributions were made under the 2004 Executive Retention Plan. The terms of the 2004 Executive Retention Plan were identical to the terms of the 2003 Executive Retention Plan, except that the 2004 Executive Retention Plan defined additional performance criteria that must be met in order to receive a payout. Under the terms of the 2004 Executive Retention

Plan, the Company will make an annual fixed dollar allocation to the 2004 Executive Retention Plan for each participant. The Compensation Committee of the Board of Directors determines the fixed dollar allocation for the Chief Executive Officer and the President of the Company for each plan year. The maximum fixed dollar allocation for the Executive Vice President of Health Plan Operations, the Chief Financial Officer and the Senior Vice President, Customer Service Operations and Chief Information Officer, of the Company is 40% of compensation (salary plus bonus) for each plan year. The maximum fixed dollar allocation for the remaining participants is 25% of compensation for each plan year. In addition, although not guaranteed, all participants were eligible to receive a credit to a stock equivalent allocation account calculated as a percentage of each participant’s fixed dollar allocation conditioned on Company and individual performance. The credits in the stock equivalent allocation account increase and decrease in accordance with the price of the Company’s common stock. Amounts in the fixed dollar allocation and stock equivalent allocation accounts are forfeited if the executive resigns or is terminated for cause prior to June 30, 2006. If the performance criteria has been met, all fixed dollar allocation and stock equivalent allocation credits for the 2003 Executive Retention Plan and the 2004 Executive Retention Plan will vest and be paid in cash after June 30, 2006, except in the event of an earlier change-of-control (as defined above) in which case all participants’ accounts will vest in full, or in the event of a participant’s death or involuntary discharge not-for-cause in which case such participant’s accounts will vest on the date of death or discharge. The 2004 Executive Retention Plan is a non-qualified, unfunded and unsecured deferred compensation plan. Amounts payable under the 2004 Executive Retention Plan are not determinable until the actual payout occurs in 2006, and, therefore, will be reported in the Executive Compensation table in the year paid. The 2004 Executive Retention Plan may be amended at any time so long as participants’ are not adversely affected with respect to previous amounts credited to their accounts. Awards made under the 2004 Executive Retention Plan for 2004 and 2005, if any, were or will be made subject to performance conditions under the provisions of Section 8 and (if made to “Covered Officers”) Section 9 of the 2004 Incentive Plan. See “Executive Compensation, Summary Compensation Table” on page 14 of this Proxy Statement for information on the awards granted to the Named Executive Officers.

To provide additional security and stability to its executives and to encourage them to identify with the long-term goals of the Company, the Company entered into employment agreements with certain of its executive officers. The contracts generally provide for an initial term of one to three years, which are automatically renewable on a year-to-year basis thereafter (unless notice is otherwise given), severance in the event of termination of employment not for cause or due to a change in control, and an agreement not to compete with the Company during the term of employment and for a period thereafter. See “Employment Contracts, Terminations of Employment and Change-in-Control Arrangements” on page 20 of this Proxy Statement for a description of the employment agreements for the Named Executive Officers.

Compensation Administration

The Committee has followed an annual review process in administering each of the components of executive compensation. As a part of the annual review process, the Committee reviewed a tally sheet for each member of executive management that described the various components of compensation, including cash compensation, annual cash incentive awards, equity awards, deferred compensation, perquisites, and retirement benefits. The Committee then provided the tally sheet to the Board for disclosure and discussion. In addition, the Committee uses independent outside consultants in order to assure that it has the best possible information and an objective approach to the administration of compensation programs.

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid in any fiscal year to the Company’s chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain specific and detailed requirements are met. The Committee considers the anticipated tax treatment to the Company and the executive officers in its review and establishment of compensation programs and payments. The deductibility of some types of compensation payments can depend upon the timing of an executive’s vesting or exercise of previously granted rights. Interpretations of and changes in applicable tax laws and regulations as well as other factors beyond the Committee’s control also can affect deductibility of compensation. For these and other reasons, the Committee has determined that it will not necessarily seek to limit executive compensation to that deductible under Section 162(m) of the Code. The

Committee will monitor developments and assess alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable, consistent with its compensation policies and as determined to be in the best interests of the Company and its shareholders.

Executive Stock Ownership Guidelines

On November 2, 2005, the Committee recommended and the Board of Directors adopted stock ownership guidelines for executive officers in order to further align executive officers’ interests with shareholders’ interests and to promote Coventry’s longstanding commitment to sound corporate governance. The guidelines require the Chief Executive Officer, President, Executive Vice Presidents, Senior Vice Presidents and other designated Executives to own shares of common stock having a value equal to a multiple of their base salary. The multiple for the Chief Executive Officer and the President is six times; for Executive Vice Presidents, five times; for Senior Vice Presidents, four times; and for other designated Executives, two times. Current executives are expected to achieve their stock ownership guidelines within three years of the date such Executive becomes subject to the guidelines. Executives who do not meet the guidelines within the prescribed time frame may not be eligible for future stock grants.

Succession Planning

The transition of the President and Chief Executive Officer position formerly held by Allen F. Wise to his successor, Dale B. Wolf, as Chief Executive Officer of the Company, was executed seamlessly. Mr. Wise’s successor was evaluated by the Committee and the Board through a series of succession planning meetings occurring over the course of more than a year. The Committee and the Board engage in ongoing succession planning meetings on an annual basis at the executive management level.

Transition and Retirement Agreement of Former Chief Executive Officer

The Company entered into a Transition and Retirement Agreement (the “Retirement Agreement”) with Allen F. Wise, effective January 1, 2005, the date he ceased to be President and Chief Executive Officer of the Company, and terminating on August 21, 2007. (See “Certain Relationships and Related Transactions” on page 34 of this Proxy Statement for a description of the terms of the Retirement Agreement and the compensation paid to Mr. Wise for 2005). After considering the Company’s performance in 2005, the Committee awarded Mr. Wise an incentive bonus of $2,350,000, of which $1,175,000 was deferred to the 2004 Executive Retention Plan in accordance with the terms of the Retirement Agreement. Mr. Wise’s incentive bonus for 2005 was approximately his 2004 incentive bonus adjusted downward by the Company’s performance in 2005 as compared to 2004.

Chief Executive Officer Compensation

Dale B. Wolf.  Effective January 1, 2005, the Company entered into an employment agreement with Mr. Wolf as the new Chief Executive Officer and successor to Allen F. Wise. The Committee considered the terms of the agreement and analyzed the cost to the Company of the various components of the agreement, including the range of possible outcomes for the variable, incentive-based portions of the agreement. The Committee finalized the terms of the employment agreement and set Mr. Wolf’s base compensation at $850,000 for 2005. (See “Employment Contracts, Terminations of Employment and Change-in-Control Arrangements” on page 20 of this Proxy Statement for a description of Mr. Wolf’s Employment Agreement). In June 2005 the Committee granted Mr. Wolf a restricted stock award of 75,000 shares with restrictions lapsing in equal annual increments over four years, and a stock option for 225,000 shares of the Company’s common stock, vesting in equal annual increments over four years, as performance-based stock incentives to incent Mr. Wolf to continue the success of the Company. Please see “Executive Compensation, Option Grants in 2005” on page 16 of this Proxy Statement for information on Mr. Wolf’s stock option grant in 2005.

In considering 2006 compensation for Mr. Wolf, the Committee reviewed the improvement in the Company’s performance during 2005, with top quartile or better on all measures of financial performance including revenue growth, diluted earnings per share growth, return on average equity, return on investment, and total shareholder return as evidenced by the increase in the value of the Company’s stock during 2005. Based on these achievements, the prevailing marketplace, competitive levels of compensation of other chief executive officers at comparable companies and other factors, the Committee made the determination that Mr. Wolf’s performance warranted continuation of the Company’s policy to pay its top officers at the 75th percentile for 2005. After considering all aspects of Mr. Wolf’s compensation for 2005, including the substantial stock option grant of 1,500,000 shares of common stock in June 2004, the Committee concluded that Mr. Wolf’s performance during 2005 had exceeded the performance criteria set at the beginning of the year, and awarded him an incentive bonus for 2005 in the amount of $1,700,000 (200% of his based compensation in 2005). In addition, Mr. Wolf’s base salary for 2006 was set at $850,000.

COVENTRY HEALTH CARE
COMPENSATION COMMITTEE

L. Dale Crandall (Chair)
Rodman W. Moorhead, III
Timothy T. Weglicki

PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return on the Company’s common stock for the five years ending December 31, 2005 with the cumulative total return of the Standard & Poor’s 500 Index and a Custom Peer Group Index compiled by Zach’s Investment Research, Inc., assuming an investment of $100 on December 31, 2000. The following companies are included in the Custom Peer Group Index (and the returns of each company have been weighted according to its relative stock market capitalization at the beginning of each period for which a return is indicated): Aetna Inc., CIGNA Corporation, Health Net, Inc., Humana Inc., Sierra Health Services, Inc., UnitedHealth Group Incorporated, and Wellpoint Health Networks, Inc. PacifiCare Health Systems, Inc. and WellChoice, Inc. were acquired in 2005 and are not included in the Peer Group.

TOTAL SHAREHOLDER RETURNS

Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100
December 2000 – December 2005

	Dec. 00	Dec. 01	Dec. 02	Dec. 03	Dec. 04	Dec. 05
Coventry Health Care	100.00	74.76	108.78	241.67	298.32	480.32
S&P 500 Index	100.00	86.96	66.64	84.22	91.79	94.55
Peer Group	100.00	90.01	90.30	130.48	195.99	285.22
Peer Group + Coventry Health Care	100.00	89.57	90.87	133.52	198.81	290.51

NOTE:	THE STOCK PRICE PERFORMANCE SHOWN ON THE GRAPH ABOVE IS NOT NECESSARILY INDICATIVE OF FUTURE PRICE PERFORMANCE.

Compensation Committee Interlocks and Insider Participation

During the year ended December 31, 2005, the Compensation Committee was comprised of L. Dale Crandall (Chair), Rodman W. Moorhead, III, and Timothy T. Weglicki, none of whom had at any time been an officer or employee of the Company or any of its subsidiaries. During 2005, none of the Company’s executive officers served as a member of the Board of Directors or Compensation Committee (or other Committee serving an equivalent function) of any entity that had one or more of such entity’s executive officers serving as a member of the Company’s Compensation Committee.

Certain Relationships and Related Transactions

Allen F. Wise.  Allen F. Wise, a Director and Chair of the Board, entered into a Transition and Retirement Agreement (the “Retirement Agreement”) with the Company, effective January 1, 2005, the date he ceased to be President and Chief Executive Officer of the Company, and terminating on August 21, 2007 (the “Retirement Date”). Mr. Wise continues to be employed by the Company as a non-executive employee and Chair of the Board. Under the terms of the Retirement Agreement, Mr. Wise’s responsibilities include assisting his successor, Dale B. Wolf, in the transition of the duties of Chief Executive Officer, and, in Mr. Wise’s role as Chairman, performing those duties reasonably requested of him by the Board or the Company’s Chief Executive Officer, except that such duties may not conflict with any subsequent business activities that Mr. Wise deems to pursue. Mr. Wise receives a reduced base salary of $750,000 per year for 2005 and 2006. In addition, he is entitled to continued participation in the 2005 Management Incentive Plan. His incentive is determined by the Compensation Committee after taking into account the year-end results and Mr. Wise’s contribution to the business, with 50% of the full bonus to be paid in February 2006 and the remaining 50% to be paid into the 2004 Mid-Term Executive Retention Program (the “2004 Executive Retention Plan”), with mutually agreed upon performance goals, for distribution no later than July 1, 2006. Mr. Wise participated in the 2004 Executive Retention Plan in 2005, with a minimum cash allocation of 55% of his base salary and bonus, plus a 50% allocation in stock credits, consistent with other executive awards. All benefits will fully vest and be paid in cash on July 1, 2006, provided that mutually agreed upon performance goals have been met. From January 1, 2005 to December 31, 2006, Mr. Wise is also entitled to continued participation in the Company’s Supplemental Executive Retirement Plan (“SERP”), which will be paid out following the Retirement Date in accordance with the terms of the SERP, and all employee benefit programs, plans and arrangements, including up to $12,000 for legal, tax and financial planning (“Financial Allowance”), an automobile at a level equal to Mr. Wise’s current automobile (“Automobile Allowance”), an airplane allowance of up to 75 hours of personal use (“Airplane Allowance”), and a tax equalization bonus paid to Mr. Wise such that there is no net cost to him of the Financial Allowance, the Auto Allowance or the Airplane Allowance for any taxes that would be due. From January 1, 2007 to the Retirement Date, Mr. Wise will be entitled to receive the Airplane Allowance plus a tax equalization bonus paid to him such that there is no net cost to him for any taxes that would be due, and receipt of Director’s fees. Mr. Wise’s stock options will continue to vest and will be fully vested on the Retirement Date and shall be exercisable upon retirement in accordance with the terms of the 2004 Incentive Plan. The restrictions on Mr. Wise’s restricted stock awards will continue to lapse and all restrictions will have lapsed on the Retirement Date. During the retirement period he will receive secretarial support for up to 15 hours per week. After the Retirement Date, Mr. Wise will continue to retain his rights to indemnification by the Company or through any insurance purchased by the Company to the maximum extent to which he would have been entitled during his employment. Following the execution of the Agreement, the Company paid Mr. Wise’s legal fees and expenses arising in his representation in the preparation of the Agreement and in advising him of its consequences. Mr. Wise agreed to continue certain terms of his previous employment agreement as follows: (a) he will not compete with the Company during his employment and thereafter (i) for two years following a Termination Without Cause or Constructive Termination or (ii) for one year following termination after a Change in Control, or (iii) without restriction following voluntary termination; and (b) he will not disclose confidential information. In addition, prior to the Retirement Date, Mr. Wise agreed to non-solicitation and non-disparagement clauses in his Agreement. In the event of Mr. Wise’s death prior to the Retirement Date, the provisions of the Agreement remain in full force and effect and all payments and benefits will be paid to Mr. Wise’s beneficiaries.

2005 Compensation.  Pursuant to the terms of his Retirement Agreement described above, Mr. Wise received the following compensation in 2005: Salary $729,808; Bonus $2,350,000 ($1,175,000 of which was deferred to the

2004 Executive Retention Plan); Other Annual Compensation $33,848 for the lease of an automobile, $433,438 for the use of Company provided transportation (reflects the incremental costs to the Company, including amount billed per trip, a portion of the depreciable cost of the Company’s fractional ownership share and a gross-up for income taxes), $20,495 for professional legal, tax and financial planning; All Other Compensation $4,356 for group life insurance premiums, $6,490 Company matching contribution to its Retirement Savings Plan (the 401(k) Plan), $118,483 Company matching contribution to its Supplemental Executive Retirement Plan; 2004 Executive Retention Plan (value of initial credits to the fixed dollar allocation and stock equivalent allocation accounts made by the Compensation Committee) $1,842,500 fixed dollar allocation, $644,875 (13,681 shares) stock equivalent allocation.

Brian J. Wise.  Brian J. Wise is the son of Allen F. Wise, a Director and Chair of the Board, and the retired President and Chief Executive Officer of the Company. The Company employs Mr. Wise’s son as Vice President of Business Development with the Company’s subsidiary, Coventry Health Care of Nebraska, Inc. He was paid an aggregate base salary and bonus of $161,039 for his services during 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) requires the Company’s officers, directors and shareholders owning ten percent or more of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, and to furnish the Company with a copy. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company for 2005 pursuant to Rule 16a-3(e) of the Exchange Act and written representations from reporting persons that all required reports had been filed, the Company believes that all reporting persons filed the required reports on a timely basis.

PROPOSAL TWO

AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE
AUTHORIZED SHARES OF COMMON STOCK

Article IV, Stock, of the Company’s Certificate of Incorporation (the “Certificate”) currently authorizes the Company to issue 200,000,000 shares of common stock. As of the Record Date, approximately 80% of the authorized shares (160,455,959 shares) were issued and outstanding. On February 15, 2006, the Board of Directors unanimously adopted a resolution, subject to shareholder approval, to amend the Company’s Certificate to increase the number of authorized shares of common Stock to 570,000,000. The purposes for this amendment are to permit the Company to effect future stock splits or stock dividends and/or to permit a sufficient number of shares to be available to be issued in acquisitions or financings by the Company’s Board of Directors, without requiring the added expense and delay associated with a special shareholders’ meeting, which might be required if sufficient authorized shares were not available. The Company has no plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to the increase in the number of authorized shares. The text of the amendment is set forth in Appendix A attached hereto and the full Certificate, as amended, is attached as Appendix B.

Vote Required

An affirmative vote by the holders of a majority of the shares entitled to vote is necessary to approve the amendment to Article IV of the Certificate to increase the authorized shares of common stock. The Board of Directors believes that it is in the best interests of the Company and its shareholders to authorize the additional shares of common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE CERTIFICATE TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL THREE

AMENDMENT OF CERTIFICATE OF INCORPORATION
TO DELETE ALL REFERENCES TO SERIES A CONVERTIBLE PREFERRED STOCK

Article IV, Stock, of the Company’s Certificate has authorized 6,000,000 shares of Series A Convertible Preferred Stock, of which 4,709,545 shares were issued to Warburg, Pincus Ventures, L.P. and Franklin Capital Associates III, L.P. (collectively, the “Series A Holders”) in accordance with the terms of the Amended and Restated Securities Purchase Agreement, dated as of May 9, 1997 and June 30, 1997, among the Company and the Series A Holders. The shares of Series A Convertible Preferred Stock issued to the Series A Holders were converted to common stock and, under the terms of the Certificate, have been canceled, permanently retired, and cannot be reissued. The Series A Convertible Preferred Stock was specifically authorized to facilitate the transaction with the Series A Holders. This transaction has been fully performed. As a result, on February 15, 2006, the Board unanimously adopted a resolution, subject to shareholder approval, to eliminate all references to the Series A Convertible Preferred Stock in Article IV of the Certificate. The text of the amendment is set forth in Appendix A attached hereto and the full Certificate, as amended, is attached as Appendix B.

Vote Required

An affirmative vote by the holders of a majority of the shares entitled to vote is necessary to approve the amendment to the Certificate to delete all references to the Series A Convertible Preferred Stock. The Board of Directors believes that it is in the best interests of the Company and its shareholders to authorize the deletion of all references to these shares.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE CERTIFICATE TO DELETE ALL REFERENCES TO THE SERIES A CONVERTIBLE PREFERRED STOCK IN ARTICLE IV.

PROPOSAL FOUR

AMENDMENT OF CERTIFICATE OF INCORPORATION TO REQUIRE NEWLY ELECTED
DIRECTORS TO STAND FOR ELECTION AT THE NEXT SUCCEEDING
SHAREHOLDERS MEETING

On February 15, 2006, the Board of Directors unanimously adopted a resolution, subject to shareholder approval, to amend the second sentence of Article V, Board of Directors, Section 5, Newly Created Directorships and Vacancies, of the Certificate to provide that directors elected by the Board of Directors to fill a vacancy or newly created directorship shall stand for election at the next annual meeting of shareholders and, if elected, shall serve for the remainder of the full term of the class of directors in which the new directorship was created. The purpose of the amendment is to formalize a practice the Board has followed informally in past elections of directors. The Board believes that this amendment reflects the Company’s desire to be accountable to its shareholders by allowing shareholders the opportunity to vote on the election of any new director. The text of the amendment is set forth in Appendix A attached hereto and the full Certificate, as amended, is attached as Appendix B.

Vote Required

An affirmative vote by the holders of at least 75 percent of the voting power of all shares of stock entitled to vote generally in the election of directors is necessary to approve the amendment to the Certificate to require all newly elected directors to stand for election at the next annual meeting of shareholders. The Board of Directors believes that the best interests of the Company and its shareholders would be served if this amendment were adopted.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO ARTICLE V OF THE CERTIFICATE TO REQUIRE NEWLY ELECTED DIRECTORS TO STAND FOR ELECTION AT THE NEXT SUCCEEDING ANNUAL MEETING OF SHAREHOLDERS.

PROPOSAL FIVE

AMENDMENTS TO THE 2004 INCENTIVE PLAN

Description of the Proposal

On February 15, 2006, the Compensation Committee of the Board of Directors (the “Committee”) approved the following amendments to the Company’s 2004 Incentive Plan (the “2004 Plan”). On February 15, 2006, upon the recommendation of the Compensation Committee, the Board of Directors approved the following amendments to the 2004 Plan, subject to shareholder approval at the 2006 Annual Meeting. The Board recommends that the 2004 Plan be amended to:

(i) increase the number of shares authorized for issuance by an additional 9,000,000 shares to provide sufficient shares for future equity awards in light of the increased size of the Company;

(ii) eliminate the limit on shares of restricted stock available for awards (5% of the shares outstanding on April 5, 2004) and allow for more flexibility in the form of equity based awards granted by providing that awards other than stock options and stock appreciation rights (“SARs”) will be counted against the maximum number of shares available for grant under the 2004 Plan in a 1.75-to-1 ratio; and

(iii) incorporate the equity related terms of the new 2006 Compensation Program for Non-Employee Directors (the “2006 Directors Program”) into Section 11, Awards to Outside Directors, of the 2004 Plan in place of the current terms (See “Outside Directors’ Compensation” on page 17 of this Proxy Statement for a description of the 2006 Directors Program.).

The Board believes the foregoing amendments will allow the Company to continue to attract and retain qualified directors, officers and employees and to further align their interests with the interests of the shareholders. The text of the foregoing amendments is set forth on Appendix C attached hereto. In addition to the foregoing amendments requiring shareholder approval, on February 15, 2006, the Board of Directors approved the following amendments to the 2004 Plan that do not require shareholder approval to:

(i) provide for full vesting of equity grants upon the death or disability of a participant;

(ii) restrict transferability of stock options to Immediate Family (as defined in the 2004 Plan) members only;

(iii) clarify language to eliminate the possibility of net share counting for stock-settled Stock Appreciation Rights;

(iv) delete reference to payment of the exercise price of stock options by note or any form of loan; and

(v) delete Section 5(l), Buyout Provisions, which could be interpreted as a form of repricing without shareholders approval.

These amendments are reflected in the 2004 Plan attached hereto as Appendix D.

Purpose and Eligibility

The 2004 Plan was originally adopted by the Board of Directors on February 19, 2004, and approved by the shareholders on June 3, 2004. The 2004 Plan is an umbrella plan integral to the Company’s compensation strategies. It has been designed to provide the flexibility and incentives required to attract highly qualified management personnel in a competitive marketplace, to motivate and retain key employees, and to meet the requirements of Section 162(m) of the Internal Revenue Code for “performance-based” compensation. Under the 2004 Plan, the Company may award stock options, stock appreciation rights, restricted stock, performance awards and other stock-based awards, as well as incentives payable in cash to key employees, consultants and directors of the Company and its subsidiaries and affiliates. As of the Record Date, the number of individuals who would potentially be eligible for awards under the 2004 Plan is approximately 985 based on the actual number of officers of the Company (29 individuals) and Outside Directors (10 individuals) and an estimated number of key employees (946 individuals) and consultants eligible for awards. Actual awards will be made only at the discretion of the Compensation

Committee (the “Committee”). The text of the proposed amendments to the 2004 Plan is attached as Appendix C and a copy of the full 2004 Plan, as amended, is attached as Appendix D.

Shares Available for Issuance

The number of shares of common stock subject to issuance under the 2004 Plan is 9,000,000, plus any shares that are available or that may become available at any time under the Amended and Restated 1998 Stock Incentive Plan (the “1998 Plan”), subject to adjustments set forth in the 2004 Plan. The Board of Directors proposes that an additional 9,000,000 shares be reserved for issuance under the 2004 Plan. In order to allow for flexibility, the Board proposes to amend the 2004 Plan to provide that awards other than stock options and stock appreciation rights will be counted against the maximum number of shares available for grant in a 1.75-to-1 ratio. For example, if the Company issues 100 shares of restricted stock, the maximum number of shares available for grant under the 2004 Plan would be reduced by 175 shares. In addition, SARs exercised and settled in shares of common stock will be counted in full amount exercised against the number of shares available for grant under the 2004 Plan, regardless of the number of net shares issued upon settlement of the SARs. For example, if a SAR granted for 100 shares were exercised and settled by issuing 65 shares, the maximum number of shares available for grant under the 2004 Plan would be reduced by 100 shares.

As of the Record Date, of the 33,750,000 shares previously authorized for issuance under the 2004 Plan (including the 1998 Plan), 10,139,438 shares of common stock are reserved for issuance under outstanding stock options, 1,744,002 shares are for restricted stock awards that have not vested, 15,798 shares are reserved for deferred stock units that have not been distributed, and 18,346,283 shares have either been exercised with respect to stock options or the restrictions have lapsed with respect to restricted stock awards or other stock based awards have been issued, leaving a balance of 3,504,479 shares available for future grants under the 2004 Plan. If the amendments to the 2004 Plan are adopted by the shareholders, an additional 9,000,000 shares would become available for future grants plus the 3,504,479 shares currently available, for a total of 12,504,479 shares (7.8% of the shares of common stock outstanding on the Record Date) that would be available for future grants under the 2004 Plan. Of the 12,504,479 shares available for grant, 7,145,416 shares would be available for restricted stock awards, performance awards, or other stock based awards, but would be counted against the total shares available in a 1.75-to-1 ratio and, in such case, would be the maximum number of shares that could be issued under the 2004 Plan. If, however, only stock options or stock appreciation rights were issued, the full 12,504,479 shares would be available for future grants. The Company anticipates that a combination of available types of awards and grants will be issued under the 2004 Plan.

Administration

The 2004 Plan is administered by the Compensation Committee (the “Committee”). Each member of the Committee is an Independent Director (as defined in the 2004 Plan) elected by the Board of Directors. The Committee has the authority to grant (i) stock options; (ii) SARs; (iii) restricted stock; (iv) performance awards and/or (v) other stock-based awards; provided, however, that the power to grant and establish the terms and conditions of awards to Outside Directors under the 2004 Plan is reserved to the Board of Directors. All decisions made by the Committee pursuant to the 2004 Plan shall be made in the Committee’s sole discretion and is final and binding on all persons, including the Company and participants in the 2004 Plan.

Types of Grants or Awards Available Under the 2004 Plan

The following types of grants or awards are available under the 2004 Plan:

1. Stock Options.  Incentive stock options (“ISOs”) and non-qualified stock options may be granted for such number of shares as the Committee may determine and may be granted alone, in addition to or in tandem with other awards granted under the 2004 Plan, but subject to the per person limitation on awards; provided, however, that ISOs may be granted only to employees of the Company, its subsidiaries or affiliates.

A stock option is exercisable, in whole or in part, at such times and subject to such terms and conditions as the Committee may determine and over a term to be determined by the Committee, which term will be no more than ten years after the date of grant, or no more than five years in the case of an ISO awarded to certain 10%

shareholders. The Committee may provide that a stock option will vest over a period of future service at a rate specified at the time of grant or that the stock option may be exercisable only in installments. The option price for any ISO cannot be less than 100%, or 110% in the case of certain 10% shareholders, of the fair market value of the common stock as of the date of grant, and for any non-qualified stock option will not be less than 100% of the fair market value of the common stock as of the date of grant. Payment of the option price may be by check, by wire transfer or such other form of funds transfer as the Committee may accept or, in the case of a non-qualified stock option, the Committee may, in its sole discretion, permit payment of the option price in shares of common stock owned for at least six months having a fair market value equal to the option price, or to surrender shares subject to purchase in payment of withholding taxes due.

Stock options are transferable only by will or by the laws of descent and distribution, except that non-qualified stock options may also be transferred to Immediate Family members, directly or through a trust.

Upon termination of an option holder’s employment for cause or upon voluntary termination of employment by the optionee, such employee’s stock options will thereupon terminate. If an option holder’s employment is involuntarily terminated without cause, stock options will be exercisable for ninety days following termination or until the end of the option period, whichever is shorter. Upon the retirement of an employee, stock options will be exercisable within the lesser of the remainder of the option period or, in the case of a non-qualified stock option, three years, and in the case of an ISO, three months from the date of retirement. Only options that are exercisable on the date of termination or retirement may be subsequently exercised or, except for an ISO, on such accelerated basis as determined by the Committee at or after grant.

On the disability of an employee, stock options will fully vest and be exercisable within the lesser of the remainder of the option period or, in the case of a non-qualified stock option, three years, and in the case of an ISO, one year from the date of disability. Upon the death of an employee, stock options will fully vest and be exercisable by the deceased employee’s legal representative or legatee within the lesser of the remainder of the option period or one year from the date of death.

2. SARs.  SARs may be granted on such terms as are consistent with the 2004 Plan and may be exercisable at such time or times, during such periods and for such number of SARs as determined by the Committee, but no SAR may be exercised more than ten years after the date of grant and may be subject to earlier termination, cancellation or expiration. Upon exercise, an optionee is entitled to an amount in cash and/or shares of common stock with a fair market value equal in value to the excess of the fair market value of one share of common stock on the date of exercise over the fair market value per share of common stock on the date of grant, or such other price as the Committee may determine, multiplied by the number of SARs exercised. The Committee has the right to determine the form of payment at or after grant. The Committee may condition the grant, vesting or exercise of any SARs upon the attainment of specified performance goals or other factors the Committee may determine. SARs are transferable only to the extent stock options are transferable. SARs exercised and settled in shares of common stock will be counted in full amount exercised against the number of shares available for grant under the 2004 Plan, regardless of the number of net shares issued upon settlement of the SARs.

3. Restricted Stock.  Restricted stock may be granted alone, in addition to or in tandem with other awards granted under the 2004 Plan and/or cash awards made outside of the 2004 Plan, but must be accepted within 60 days after the award date. Currently, the aggregate number of shares of common stock that may be granted as shares of restricted stock is limited to 5% of the then outstanding shares of common stock. However, as proposed to be amended, shares of restricted stock granted will count against the maximum number of shares available for grant in a 1.75-to-1 ratio, which will apply not only to restricted stock awards, but also to performance awards and other stock-based awards. The Committee may condition the grant of restricted stock upon the attainment of specified performance goals or such other factors as the Committee may determine. Subject to the applicable terms set forth in the award agreement, upon termination of the employee’s employment for any reason during the restriction period, all shares subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant. During the restriction period, the employee will have the right to vote the shares and to receive any cash dividends, unless otherwise restricted by the Committee. At the time of award, the Committee may permit or require that any cash dividends be deferred and reinvested in additional shares of restricted stock. Stock dividends will be treated as additional shares of restricted stock and will be subject to the same terms and conditions as the initial grant.

4. Performance Awards.

(a) Grants.  The Committee has sole authority to determine the participants to receive a Performance Award. A Performance Awards consists of a right that is (i) denominated in cash or common stock, stock options, SARs or restricted stock, (ii) valued as determined by the Committee subject to the achievement of such performance goals during such performance periods and (iii) payable at such time and in such form as the Committee determines. The Committee may amend specific provisions of a Performance Award provided that the amendment does not adversely affect the existing Performance Award. Performance Awards may be paid in a lump sum or installments or on a deferred basis. Termination of employment prior to the end of any performance period, other than for reasons of death or disability, forfeits the Performance Award, unless the Committee determines otherwise. A participant’s rights to a Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution or as the Committee may determine.

(b) Performance Objectives.  Performance shares, performance units and performance-based restricted stock awards under the 2004 Plan may be made subject to the attainment of performance goals based on one or more of the following business criteria: (i) earnings before interest, taxes, depreciation and/or amortization, (ii) operating income or profit, (iii) return on equity, assets, capital, capital employed, or investment, (iv) after tax operating income, (v) net income, (vi) earnings or book value per share of the Company’s common stock, (vii) cash flow(s), (viii) total sales or revenues or sales or revenues per employee, (ix) stock price or total shareholder return, (x) dividends, (xi) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or (xii) a combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares of common stock outstanding, or to assets or net assets.

(c) Maximums.  The maximum annual number of shares in respect of which all Performance Awards may be granted to a Covered Officer (as defined in the 2004 Plan) is 500,000 shares and the maximum annual amount of any cash award attributable to or earned in any performance period is $5,000,000. Notwithstanding, as proposed to be amended, performance awards, restricted stock awards and other stock-based awards will be counted against the maximum number of shares available for grant under the 2004 Plan in a 1.75-to-1 ratio.

(d) Establishment of Performance Criteria.  No later than 90 days following the commencement of a performance period (or such other time as may be required or permitted under Section 162(m) of the Internal Revenue Code), the Committee shall, in writing (i) select the performance goal or goals applicable to the performance period, (ii) establish the various targets and bonus amounts which may be earned for such performance period, and (iii) specify the relationship between performance goals and targets and the amounts to be earned by each participant for the performance period.

5. Other Stock-Based Awards.  The Committee may also grant other types of awards that are valued by reference to earnings per share or subsidiary performance. These awards may be granted alone, in addition to or in tandem with stock options, SARs or restricted stock awards granted under the 2004 Plan or cash awards made outside of the 2004 Plan; provided, however, that none may be granted in tandem with ISOs if to do so would disqualify such ISOs under Section 422 of the Code. Such awards will be made upon terms and conditions as the Committee may in its discretion provide. The Committee may also provide for the grant of common stock upon completion of a specified performance period. Notwithstanding, as proposed to be amended, stock-based awards, performance awards and restricted stock awards will be counted against the maximum number of shares available for grant under the 2004 Plan in a 1.75-to-1 ratio.

6. Awards to Outside Directors.  Effective January 1st of each year, each Outside Director may elect to receive all or a portion of his or her annual compensation in the form of cash, stock options, restricted stock, or a combination thereof and/or the directors may elect to defer all or a portion of his or her compensation in the form of deferred cash or stock units. Compensation allocated to cash is limited to 50% of total compensation payable during the year and is paid out quarterly in arrears. Compensation allocated to deferred cash is credited quarterly with interest based on the Company’s borrowing rate set at the beginning of each year. Compensation allocated to stock awards (stock options, restricted stock or deferred stock units) will be converted to awards of equivalent value determined by using the same method used to expense the awards for financial accounting purposes. Stock awards vest or the restrictions lapse in equal quarterly increments over the year compensation is payable. Stock awards, including stock units, will be credited with any dividends, stock splits, reverse stock splits or other changes in the Company’s capitalization in accordance with the terms of the 2004 Plan. Stock units will be treated as if they were actual shares of the Company’s common stock, but will not be evidenced by or convertible into any actual shares of the Company’s common stock until distribution. Deferred compensation will not be distributed until an Outside Director’s termination from service on the Board, or upon his or her death, or upon a change in control (as defined under section 409A of the Internal Revenue Code of 1986, as amended) or in the event of an unforeseeable emergency (causing severe financial hardship). Unvested restricted stock awards or stock options fully vest upon death or disability. Vested stock options are not transferable, except to Immediate Family members or by will or the laws of descent and distribution. Vested stock units are not transferable, except pursuant to a qualified domestic relations order or by will or the laws of descent and distribution. Upon joining the Board, new Outside Directors would receive a one-time initial grant of a non-qualified stock option to purchase 10,000 shares of common stock vesting in equal increments over four years at an exercise price equal to the closing market price on the date of grant. Compensation for Outside Directors elected after January 1st will be prorated. Outside Directors are eligible to receive other awards as may be determined by the Board of Directors.

Stock Units.  As proposed to be amended, the Committee may grant Stock Units to Outside Directors who elect to receive them as part of their annual compensation. A Stock Unit is a unit awarded under Section 11 of the 2004 Plan with a value equal to the value of one share of the Company’s common stock and is not distributed until an Outside Director terminates from service on the Board, or until his or her death or upon a change in control (as defined under Internal Revenue Code Section 409A) or in the event of an unforeseeable emergency (causing severe financial hardship). A Stock Unit is not evidenced by or convertible into any actual shares of the Company’s common stock until it is distributed at the end of the deferral period.

Federal Income Tax Aspects of the 2004 Plan

The following is a brief summary of the federal income tax aspects of awards made under the 2004 Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

1. Incentive Stock Options.  No taxable income is realized by the participant upon the grant or exercise of an ISO. If common stock is issued to a participant pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the participant within two years of the date of grant or within one year after the transfer of the shares to the participant, then: (i) upon the sale of the shares, any amount realized in excess of the option price will be taxed to the participant as long-term capital gain, and any loss sustained will be a capital loss; and (ii) no deduction will be allowed to the Company for federal income tax purposes. The exercise of an ISO will give rise to an item of tax preference that may result in an alternative minimum tax liability for the participant unless the participant makes a disqualifying disposition of the shares received upon exercise.

If common stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the holding periods described above, then generally: (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares, and (ii) the Company will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant’s employment, the option will generally be taxed as a non-qualified stock option.

2. Non-Qualified Stock Options.  Except as noted below, with respect to non-qualified stock options: (i) no income is realized by the participant at the time the option is granted; (ii) generally upon exercise of the option, the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise, and the Company will be entitled to a tax deduction in the same amount; and (iii) at disposition, any appreciation (or depreciation) after the date of exercise is treated either as short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

3. SARs.  No income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash and the fair market value of any shares received. The Company will be entitled to a deduction at the time and in the amount included in the participant’s income by reason of the exercise. If the participant receives common stock upon exercise of a SAR, the post-exercise appreciation or depreciation will be treated in the same manner discussed above under “Non-Qualified Stock Options.”

4. Restricted Stock.  A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under Section 83(b) of the Code, within 30 days of the grant of the stock, to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. Thereafter, if the shares are forfeited, the participant will be entitled to a deduction, refund or loss, for tax purposes only, in an amount equal to the purchase price of the forfeited shares regardless of whether he made a Section 83(b) election. With respect to the sale of shares after the forfeiture period has expired, the holding period to determine whether the participant has long-term or short-term capital gain or loss generally begins when the restriction period expires, and the tax basis for such shares will generally be based on the fair market value of such shares on such date. However, if the participant makes an election under Section 83(b), the holding period will commence on the date of grant, the tax basis will be equal to the fair market value of shares on such date (determined without regard to restrictions), and the Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant in the year that such income is taxable.

5. Stock Units.  No income generally will be recognized upon the award of stock units. The recipient of a stock unit award generally will be subject to tax at ordinary income rates on the market price of unrestricted shares on the date that such shares are transferred to the participant under the award (reduced by any amount paid, if any, by the participant for such stock units), and the capital gains/loss holding period for such shares will also commence on such date.

6. Dividends and Dividend Equivalents.  Dividends paid on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant and will be deductible by the Company. If, however, the participant makes a Section 83(b) election, the dividends will be taxable as ordinary income to the participant but will not be deductible by the Company.

7. Performance Awards.  A participant who receives a performance award would generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, the Company would receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.

8. Other Stock-Based Awards.  The federal income tax treatment of other stock-based awards will depend on the nature of any such award and the restrictions applicable to such award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, an award of restricted stock or in a manner not described herein.

Section 162(m) Provisions

Section 162(m) of the Code imposes a limitation on the deductibility of certain compensation paid to the chief executive officer and certain other executive officers of publicly traded companies. Compensation paid to these officers in excess of $1,000,000 cannot be claimed as a tax deduction by such companies, unless such compensation qualifies for an exemption as performance-based compensation under Section 162(m) of the Code. Under the 2004 Plan, no officer of the Company or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code is eligible to receive stock awards under the 2004 Plan for more than 1,000,000 shares of common stock in any fiscal year (the “Section 162(m) Maximum”). It is anticipated that compensation in respect of stock options and SARs granted under the 2004 Plan will qualify for an exemption as performance-based compensation under Section 162(m) of the Code, if the exercise price per share for such options and SARs is at least equal to the fair market value per share of common stock on the date of grant. It is intended that awards in the form of stock options, performance-based restricted stock, performance awards, SARS, and cash payments under annual incentive awards constitute qualified performance-based compensation and, as such, will be exempt from the one million dollar ($1,000,000) limitation on deductible compensation. Other awards (if any) granted under the 2004 Plan are not expected to qualify for an exemption as performance-based compensation.

Other Provisions of the 2004 Plan

The Committee may determine at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination) that in the event of a “Change in Control”, options and other rights that may be granted under the 2004 Plan will vest and become immediately exercisable (to the extent not theretofore vested and exercisable), and the restrictions and forfeiture provisions applicable to restricted stock awards, Performance Awards and other stock-based awards will lapse and become fully vested. A “Change in Control” means the happening of any of the following:

(i) any person or entity (including a “group” as defined in Section 13(d) of the Exchange Act), other than the Company or a wholly owned subsidiary thereof or an employee benefit plan of the Company or any of its subsidiaries, becomes the beneficial owner of the Company’s securities having 35% or more of the combined voting power of all securities of the Company that may be cast in the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company or approved by a majority of the Board of Directors);

(ii) as a result of, or in connection with, a cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company, or any successor entity entitled to vote generally in the election of directors of the Company or any such successor, are held in the aggregate by holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

(iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute the majority thereof, unless the election or nomination for election by the Company’s shareholders of such individuals first elected during such period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

In addition to any other restrictions on transfer that may be applicable under the terms of the 2004 Plan or the applicable award agreement, no stock option, SAR, restricted stock award, performance award, other stock-based award or Outside Director stock unit or other right issued under the 2004 Plan is transferable by the participant other than (a) transfers by an optionee to a member of his or her Immediate Family or a trust for the benefit of the participant or a member of his or her Immediate Family (except in the case of ISOs), (b) transfers by an Outside

Director of stock units pursuant to a qualified domestic relations order, or (c) transfers by a participant by will or by the laws of descent and distribution (the designation of a beneficiary will not constitute a transfer).

In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split or other change in the Company’s corporate structure affecting the common stock, an appropriate substitution or adjustment will be made in the maximum number of shares that may be awarded under the 2004 Plan, in the number and option price of options and other awards then outstanding under the 2004 Plan and in the Section 162(m) Maximum. An adjusted option price shall also be used to determine the amount payable upon exercise of any SAR associated with an option.

The 2004 Plan may be amended, altered or discontinued by the Board of Directors to the fullest extent permitted by the Exchange Act and the rules and regulations promulgated thereunder, provided, however, that without the approval of the Company’s shareholders, no amendment or alteration may be made which would (i) except as a result of a stock split, stock dividend, extraordinary cash dividend, merger, recapitalization or similar transaction affecting the common stock, increase the maximum number of shares that may be issued under the 2004 Plan or increase the Section 162(m) Maximum, (ii) change the provisions governing ISOs except as required or permitted under the provisions governing ISOs in the Code, or (iii) make any change for which applicable law or regulatory authority (including the regulatory authority of the New York Stock Exchange or any other market or exchange on which the common stock is traded) would require shareholder approval or for which shareholder approval would be required to secure full deductibility of compensation received under the 2004 Plan under Section 162(m) of the Code. No amendment, alteration or discontinuation shall be made which would impair the rights of an optionee without his consent. Additionally, the Company could not, without the approval of the Company’s shareholders, reprice any outstanding options so as to provide for a lower exercise price.

The 2004 Plan will expire on the tenth anniversary of its effective date, but awards granted prior to such tenth anniversary may be extended beyond that date.

New Plan Benefits

Benefits payable under the 2004 Plan will vary depending on the Committee’s discretion in granting awards and the Company’s performance against selected business criteria. Consequently, the benefits that may be payable under the 2004 Plan in the future cannot be determined in advance.

The following table provides information as to equity awards granted to Outside Directors under the 2004 Plan as of January 1, 2006, in accordance with the 2006 Compensation Program for Non-Employee Directors (See “2006 Outside Directors’ Compensation” on page 19 of this Proxy Statement for a discussion of the 2006 Program). The closing market price of the Company’s Common Stock on the New York Stock Exchange as of January 1, 2006, the effective date of the 2006 Program was $56.96 per share:

2006 PLAN BENEFITS

				Total Number
	Total Dollar	Total Number	Total Number	of Restricted
Name and Position	Value(1)	of Stock Units(2)	of Stock Options(2)	Stock Shares(2)

Joel Ackerman, Outside Director and Chair of Nominating/Corporate Governance Committee	$225,000	3,950	-0-	-0-
John H. Austin, Outside Director	$225,000	3,950	-0-	-0-
L. Dale Crandall, Outside Director, Chair of Compensation Committee and Member of Audit Committee	$112,500	987	2,743	-0-
Emerson D. Farley, Jr., M.D., Outside Director	$112,500	-0-	-0-	1,975
Lawrence N. Kugelman, Outside Director, Chair of Audit Committee	$168,750	2,962	-0-	-0-

				Total Number
	Total Dollar	Total Number	Total Number	of Restricted
Name and Position	Value(1)	of Stock Units(2)	of Stock Options(2)	Stock Shares(2)

Daniel N. Mendelson, Outside Director, Member of Nominating/Corporate Governance Committee	$112,500	1,975	-0-	-0-
Rodman W. Moorhead, Outside Director, Member of Compensation Committee	$-0-	-0-	-0-	-0-
Robert W. Morey, Outside Director	$225,000	-0-	10,975	-0-
Elizabeth E. Tallett, Outside Director, Lead Director, Member of the Audit Committee	$112,500	987	2,743	-0-
Timothy T. Weglicki	$112,500	987	2,743	-0-
All Current Directors Not Executive Officers As A Group (10 persons)	$1,406,250	15,798	16,461	2,962

(1)	Calculations assume full vesting of shares.

(2)	Number of shares calculated by using the Black-Scholes pricing model as of January 1, 2006, the date of grant.

Vote Required

An affirmative vote by the holders of a majority of the shares entitled to vote is necessary to approve the amendments to the 2004 Plan. Also, in order to satisfy the listing standards of the New York Stock Exchange, the total votes cast on this proposal must represent over 50% of the total number of shares entitled to vote on this proposal. The Board of Directors believes that it is in the best interests of the Company and its shareholders to authorize the amendments to the 2004 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENTS TO THE 2004 PLAN.

PROPOSAL SIX

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Under the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder and the Company’s Audit Committee Charter, as amended, which is attached as Appendix E, the Audit Committee has the sole responsibility and authority to appoint the Company’s independent auditors. The Audit Committee, comprised of independent members of the Board of Directors, has appointed Ernst & Young LLP, certified public accountants, to be the independent auditors of the Company for the fiscal year ending December 31, 2006 and requests shareholder ratification of this action. In taking this action, the Audit Committee considered the qualifications of Ernst & Young LLP, the past performance of Ernst & Young LLP since its retention in 2002, its independence with respect to the services to be performed and its qualifications and general adherence to professional auditing standards. A representative of Ernst & Young LLP is expected to be present at the meeting, will have an opportunity to make a statement if he desires to do so and is expected to respond to appropriate questions.

If the appointment of Ernst & Young LLP is not ratified by the shareholders, the Audit Committee is not obligated to appoint other independent public accountants, but will reconsider the appointment.

Vote Required

An affirmative vote by the holders of a majority of the shares entitled to vote is necessary to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending 2006. The Board of Directors believes that it is in the best interests of the Company and its shareholders that the appointment of Ernst & Young LLP be ratified.

THE AUDIT COMMITTEE RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2006.

FEES PAID TO INDEPENDENT AUDITORS

Fees for all services provided by Ernst & Young LLP for 2004 and 2005, respectively, are set forth below (rounded to the nearest thousand). The Company has paid all fees.

Audit Fees

Audit fees billed for the fiscal years 2004 and 2005 audits of consolidated financial statements and internal controls over financial reporting under the Sarbanes-Oxley Act of 2002, Section 404, and the review of Forms 10-Q aggregated $3,996,000 and $5,239,000, respectively.

Audit-Related Fees

Audit-related fees billed for the fiscal years 2004 and 2005 for assurance and related services aggregated $351,000 and $244,000, respectively. The services for 2004 and 2005 principally included retirement plan audits and due diligence related to acquisitions.

Tax Fees

Tax fees billed for the fiscal years 2004 and 2005 for tax compliance, tax advice and tax research aggregated $111,000 and $143,000, respectively.

All Other Fees

Fees billed for all other services rendered for fiscal years 2004 and 2005 aggregated $6,000 for each year for access to the Ernst & Young LLP online research software.

Procedures for Pre-approval of Independent Auditor Services

The Audit Committee has adopted a policy regarding the pre-approval of audit and permitted non-audit services to be performed by the Company’s independent auditors, Ernst & Young LLP. The Audit Committee annually reviews and considers a written proposal from the independent auditors setting forth the scope of services to be provided, including whether the services are for audit and audit related services, tax services or other services that are permissible and other required communications. If permitted by applicable law and appropriate, the Audit Committee will approve the services. The Audit Committee has pre-approved certain permitted services to be performed by Ernst & Young LLP if required during the year. These permitted services would include only audit, audit related or tax compliance and research services. The Audit Committee and the Company believe these services are consistent with Ernst & Young LLP’s role as independent auditor and tax adviser. Thereafter, the Audit Committee will, as necessary, consider and, if permitted by applicable law and appropriate, approve the provision of additional audit and/or non-audit services not previously approved. The Audit Committee has delegated to the Chair of the Audit Committee the authority to pre-approve, on a case-by-case-basis, proposed services that are clearly permitted by law. None of the engagements approved by the Audit Committee during 2004 and 2005 made use of the de minimus exception to pre-approval contained in the applicable rules of the Securities and Exchange Commission. The Audit Committee approved all services described above. Ernst & Young LLP’s work on the Company’s financial statements was performed 100% by its full time, permanent employees.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls and processes for monitoring compliance with laws and regulations and the Company’s established Compliance and Ethics Program. The Audit Committee is composed of independent directors, as defined under the listing standards of the New York Stock Exchange (“NYSE”), and acts under a written charter first adopted and approved by the Board of Directors in February 1993, and amended in March 2000, February 2001, February 2003, February 2004, November 2004 and February 2005, in compliance with the Sarbanes-Oxley Act of 2002 and other regulations adopted by the Securities and Exchange Commission and the NYSE.

Audit Committee Disclosures

With respect to the fiscal year ended December 31, 2005, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.

2. The Audit Committee has discussed with its independent auditors, Ernst & Young LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented.

3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented. In addition, the Audit Committee has discussed and considered whether the provision of non-audit services by the Company’s principal auditor, as described above, is compatible with maintaining auditor independence.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Company’s Board of Directors the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

COVENTRY HEALTH CARE
AUDIT COMMITTEE
Lawrence N. Kugelman, Chair
L. Dale Crandall
Elizabeth E. Tallett

SHAREHOLDER PROPOSALS

The Company’s bylaws, as amended, provide that the annual meeting of shareholders is to be held on the third Thursday in May, unless the Chair of the Board designates a different date. The 2007 annual meeting of shareholders is expected to be held on May 18, 2007. Eligible shareholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of shareholders in 2007 may do so by following the procedures prescribed in the Company’s Bylaws and Rule 14a-8 enacted by the Securities and Exchange Commission. In order to be considered for inclusion in the Company’s proxy materials for the 2007 annual meeting of shareholders, shareholder proposals must be received by the Company at 6705 Rockledge Drive, Suite 900, Bethesda, Maryland 20817-1850, addressed to the Secretary of the Company, not later than December 25, 2006.

COST OF ANNUAL MEETING AND PROXY SOLICITATION

The Company pays the costs of soliciting your vote, including the costs of preparing, assembling and mailing this Proxy Statement, the 2005 Annual Report and proxy card. Proxies will be solicited by the use of the mails and may also be solicited personally, or by telephone, telecopy or telegram, by directors, officers and employees of the Company. No directors, officers or employees of the Company will receive additional compensation for soliciting proxies. The Company has retained D. F. King & Co., Inc. to assist with the solicitation of proxies for a management fee of $10,000, telephone solicitation fees of $4.50 per shareholder contact and reimbursement for out-of-pocket expenses. The Company will (i) request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries as record holders to forward the solicitation materials to the beneficial owners of the Company’s common stock, (ii) furnish the number of copies necessary for such record holders to supply the materials to the beneficial holders and (iii) reimburse the reasonable forwarding expenses incurred by these record holders.

OTHER MATTERS

The Board of Directors of the Company does not know of any other matters that may come before the 2006 Annual Meeting. However, if any other matters are properly brought before the meeting, the persons named in the accompanying proxy intend to vote the proxy in accordance with their judgment on such matters. The enclosed proxy confers discretionary authority to take action with respect to any additional matters that may come before the 2006 Annual Meeting.

A list of shareholders of record entitled to be present and vote at the 2006 Annual Meeting will be available at the offices of the Company in Bethesda, Maryland for inspection by shareholders during regular business hours from May 4, 2006 to the date of the 2006 Annual Meeting. The list will also be available during the 2006 Annual Meeting for inspection by shareholders who are present.

YOUR REPRESENTATION AT THE 2006 ANNUAL MEETING IS IMPORTANT. PLEASE VOTE IN ORDER TO ASSURE THE PRESENCE OF THE NECESSARY QUORUM. YOU MAY VOTE BY TOLL-FREE TELEPHONE, BY INTERNET OR BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. THE SIGNING OF THE PROXY WILL NOT PREVENT YOUR ATTENDING THE MEETING AND VOTING IN PERSON, SHOULD YOU SO DESIRE.

By Order of the Board of Directors,

DALE B. WOLF
Chief Executive Officer

APPENDIX A

COVENTRY HEALTH CARE, INC.

PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

I.

The first paragraph of ARTICLE IV, STOCK, is hereby amended to read in its entirety as follows:

The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 571,000,000 shares, consisting of 570,000,000 shares of common stock, par value $0.01 per share (“Common Stock”) and 1,000,000 shares of undesignated preferred stock, par value $0.01 per share (“Undesignated Preferred Stock”). The aggregate par value shall be $5,710,000.

II.

Section 1, SERIES A PREFERRED STOCK, of ARTICLE IV, STOCK, is hereby deleted in its entirety.

III.

The second sentence of Section 4 (formerly Section 5), NEWLY CREATED DIRECTORSHIPS AND VACANCIES, of ARTICLE V, BOARD OF DIRECTORS, is hereby amended to read in its entirety as follows:

Any director elected in accordance with the preceding sentence shall stand for election at the next annual meeting of shareholders and, if elected, shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified.

A-1

APPENDIX B

CERTIFICATE OF INCORPORATION
OF
COVENTRY HEALTH CARE, INC.

The undersigned President of Coventry Health Care, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, do hereby certify that the amendments incorporated herein were duly adopted by the Board of Directors of the Corporation on February 15, 2006 and by the Shareholders of the Corporation on May 18, 2006, in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

ARTICLE I

NAME

The name of the Corporation is:  Coventry Health Care, Inc.

ARTICLE II

PRINCIPAL OFFICE; REGISTERED OFFICE AND AGENT

1.  The street address of the Corporation’s principal office is:

6705 Rockledge Drive
Suite #900
Bethesda, MD 20817
County of Montgomery

2.  The name and street address of the Corporation’s initial registered agent in the State of Delaware is:

National Registered Agents, Inc.
160 Greentree Drive, Suite 101
Dover, DE 19904
County of Kent

ARTICLE III

PURPOSE

The Corporation is organized for profit. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the Delaware General Corporation Law (the “DGCL”), as amended from time to time.

ARTICLE IV

STOCK

The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 571,000,000 shares, consisting of 570,000,000 shares of common stock, par value $0.01 per share (“Common Stock”) and 1,000,000 shares of undesignated preferred stock, par value $0.01 per share (“Undesignated Preferred Stock”). The aggregate par value shall be $5,710,000.

1.  Undesignated Preferred Stock.

A. Except as set forth herein or otherwise required by law, the Board of Directors is authorized to provide for the issuance of shares of Undesignated Preferred Stock in one or more series and, by filing with the Secretary of

State of Delaware a Certificate of Designations, which will be effective without shareholder action in accordance with the provisions of the DGCL, to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof

B. The authority of the Board of Directors with respect to each such series shall include, but not be limited to, the authority to provide that the shares of any such series may

(1) have special, confidential or limited voting rights or no voting rights; provided, however, that the shares, if not convertible into Common Stock, will not have more than one vote per share, except as otherwise required by law, and if convertible into Common Stock will not have more votes per share than they would have if they were so converted, except as otherwise required by law;

(2) be redeemable or convertible: (a) at the option of the Corporation, by the shareholder or another person on the occurrence of a designated event; (b) for cash, indebtedness, securities, or other property, or (c) in a designated amount or in an amount determined in accordance with a designated formula or by reference to extrinsic data or events;

(3) entitle the holders to distributions calculated in any manner, including dividends that may be cumulative, noncumulative, or partially cumulative; and

(4) have a preference over any other classes or series with respect to distributions, including dividend and distributions upon the dissolution of the Corporation, all as the Board of Directors may deem advisable.

2.  Common Stock.  The designation, powers, preferences and rights, and the qualifications, limitations and restrictions thereof in respect to shares of Common Stock are as follows:

A.  Voting Rights.  Except as set forth herein or otherwise required by law, each outstanding share of Common Stock shall be entitled to vote of each matter on which the shareholders of the Corporation shall be entitled to vote, and each holder of Common Stock shall be entitled to one vote for each share of Common Stock held by such holder.

B.  Dividends.  The Board of Directors of the Corporation may cause dividends or other distributions to be paid to holders of Common Stock out of funds legally available therefor.

3.  Preemptive Rights.  The shareholders of the Corporation shall not have preemptive rights.

ARTICLE V

BOARD OF DIRECTORS

1.  Former Employees or Officers as Directors.  The Board of Directors of the Corporation shall at all times contain a majority of members who are not present or former officers or employees of the Corporation or any subsidiary of the Corporation and are not members of the immediate family of, controlled by, or under common control with any such officer or employee, unless the members of the Board of Directors are approved by all shares entitled to vote.

2.  Power to Adopt, Amend or Repeal Bylaws.  The Board of Directors shall have the power to adopt, amend or repeal the bylaws of the Corporation.

3.  Number, Election and Term.  The initial number of directors shall be two. This number may be varied from time to time by the affirmative vote of a majority of the entire Board of Directors, but shall not be less than the minimum number required by the DGCL. For so long as the number of directors shall exceed three (3) directors, the directors shall be divided into three classes, designated Class I, Class II and Class III. All classes shall be as nearly equal in number as possible. The term of the initial Class I Directors shall expire on the date of the annual meeting of the shareholders of the Corporation to be held in 1998. The term of the initial Class II Directors shall expire on the date of the annual meeting of the shareholders of the Corporation to be held in 1999. The term of the initial Class III Directors shall expire on the date of the annual meeting of the shareholders of the Corporation to be held in 2000. At each annual meeting of the stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director shall hold office until the expiration of his or her term and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. If the number of directors is changed, any newly created directorships or any decrease in directorships shall be so apportioned among the classes so as to make all classes as nearly equal as possible. Election of directors need not be by ballot unless the bylaws of the Corporation so provide.

4.  Newly Created Directorships and Vacancies.  Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors is present. Any director elected in accordance with the preceding sentence shall stand for election at the next annual meeting of shareholders and, if elected, shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

5.  Removal.  Any director may be removed from office for cause by the affirmative vote of the holders of a majority of the combined voting power of the then outstanding shares of stock entitled to vote generally in the election of directors, voting together as a single class; provided, however, a director may be removed “for cause” only upon a finding that (i) the director engaged in fraudulent or dishonest conduct, or gross abuse of authority or discretion, with respect to the Corporation, and (ii) removal is in the best interests of the Corporation. Any director may be removed from office for any reason other than cause only upon the affirmative vote of the holders of not less than two-thirds (2/3) of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

6.  Special Meetings of Shareholders.  Special Meetings of shareholders may be called by the holders of not less than 50% of all shares entitled to vote at the meeting, or by the Chief Executive Officer, the President or the Board of Directors.

7.  Amendment or Repeal of this Article V.  Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 75 percent of the voting power of all shares of stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with, or repeal any provision of this Article V.

ARTICLE VI

INDEMNIFICATION

To the fullest extent permitted by the DGCL, as amended from time to time, a person who is or was a director, officer, employee or agent of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, officer, employee or agent and shall be indemnified against any liability or expense incurred by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, if such person acted in good faith and in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action, had no reasonable cause to believe his conduct was unlawful. Notwithstanding anything contained in this Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 75 percent of the voting power of all shares of stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, adopt any provision inconsistent with, or repeal this Article VI.

ARTICLE VII

AMENDMENT

The Corporation reserves the right to amend this Certificate of Incorporation in any manner permitted by the DGCL, as amended from time to time, and not inconsistent herewith, and all rights and powers conferred herein on shareholders, directors and officers, if any, are subject to this reserved power.

In witness whereof, I have signed this Certificate of Incorporation on the 18th day of May, 2006 and acknowledge the same to be my act.

COVENTRY HEALTH CARE, INC.

By
Dale B. Wolf
Chief Executive Officer

(Corporate Seal)

Attest:

Shirley R. Smith
Secretary

APPENDIX C

COVENTRY HEALTH CARE, INC.

PROPOSED AMENDMENTS TO THE 2004 INCENTIVE PLAN

I.

Paragraph (a) of SECTION 3, Shares of Common Stock subject to Plan, is hereby amended to read in its entirety as follows:

(a) The maximum number shares of Common Stock that may be issued pursuant to awards under this Plan and the Company’s Amended and Restated 1998 Stock Incentive Plan and the Assumed Plans as defined therein (collectively, the “1998 Plan”) shall be 18,000,000 shares plus any shares that are available or may become available at any time under the 1998 Plan, subject to adjustments set forth herein. No further grants may be made under the 1998 Plan.

II.

Paragraph (d) of SECTION 3, Shares of Common Stock subject to Plan, is hereby amended to read in its entirety as follows:

(d) Awards other than Stock Options and Stock Appreciation Rights shall be counted against the maximum number of shares available for grant in a 1.75-to-1 ratio.

III.

SECTION 11, Awards to Outside Directors, is hereby amended to read in its entirety as follows:

(a) Applicability and Administration.  The provisions of this Section 11 shall apply only to awards to Outside Directors in accordance with this Section 11. The Committee shall have no authority to determine the timing of or the terms or conditions of any award under this Section 11. Instead, the Board shall have the authority to interpret its provisions and supervise its administration, subject to the provisions provided herein. All decisions made by the Board under this Section 11 shall be made by the affirmative vote of a majority of its members then in office.

(b) Awards.

(i) On January 1st of each year, beginning with the year 2006, each person who is an Outside Director may elect to receive all or a portion of his or her annual compensation in the form of cash, Stock Options, Restricted Stock, or a combination thereof and/or to defer all or a portion of his or her compensation in the form of deferred cash or Stock Units. Compensation allocated to cash is paid out quarterly in arrears. Compensation allocated to deferred cash is credited quarterly with interest based on the Company’s borrowing rate set at the beginning of each year. Compensation allocated to stock awards (Stock Options, Restricted Stock or deferred Stock Units) will be converted to awards of equivalent value determined by using the same method used to expense the awards for financial accounting purposes. The exercise price of each Outside Director Stock Option granted pursuant to this Section 11(b) shall equal the Fair Market Value of the Common Stock on such option’s date of grant. No Outside Director Stock Option granted pursuant to this Section 11 shall qualify as an Incentive Stock Option.

(ii) Upon joining the Board, new Outside Directors would receive a one-time initial grant of a non-qualified stock option to purchase 10,000 shares of Common Stock vesting in equal increments over four years. Compensation for directors elected after January 1st will be prorated.

(c) Exercisability of Stock Options and Method of Exercise.  Outside Director Stock Options vest in equal quarterly increments over the year compensation is payable. Outside Director Stock Options may be exercised, in whole or in part, only by notice in writing to the Company (i) stating the number of shares as to which such option is to be exercised and the address to which the certificates for such shares are to be sent, accompanied by cash, certified check or bank draft payable to the order of the Company, in an amount equal to such option’s exercise price per share multiplied by the number of shares of the Common Stock as to which such option is then being exercised or (ii) instructing the Company to deliver the shares being purchased to a broker, subject to the broker’s delivery of cash to the Company equal to such option purchase price per share multiplied by the number of shares as to which such Outside Director Stock Option is then being exercised, or (iii) delivering shares of Common Stock already owned by the Outside Director as partial or full payment of the Outside Director Stock Option in accordance with the terms and restrictions set forth under Section 5(d).

(d) Delivery of Lapsed Restricted Stock.  Outside Director Restricted Stock vests in equal quarterly increments over the year compensation is payable. Upon the lapse of restrictions, that increment of Restricted Stock lapsing shall be delivered to the Outside Director.

(e) Distribution of Stock Units.  Outside Director Stock Units vest in equal quarterly increments over the year compensation is payable. Stock Units will not be evidenced by or convertible into any actual shares of the Company’s common stock until distribution. Vested Stock Units will not be distributed until an Outside Director’s termination from service on the Board, or upon his or her death or upon a change in control (as defined under Section 409A of the Internal Revenue Code of 1986, as amended). Distributions may be allowed in the case of an unforeseeable emergency in accordance with criteria and procedures established by the Board.

(f) Transferability

(i) Stock Options.  Outside Director Stock Options shall not be transferable other than (i) transfers to a member of the Outside Director’s Immediate Family or a trust for the benefit of the Outside Director or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution.

(ii) Stock Units.  Vested stock units are not transferable, except pursuant to a qualified domestic relations order or by will or the laws of descent and distribution.

(g) Restricted Stock and Option Agreement.  Grantees of Outside Director Stock Options and Outside Director Restricted Stock shall enter into a stock option agreement in a form approved by the Board, which shall be subject to the terms and conditions of this Plan. Any agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board.

(h) Deferral Election Form.  Outside Directors must make a valid election deferral in writing in accordance with procedures established by the Board.

(i) Termination.  The termination of Outside Director Stock Options or Outside Director Restricted Stock shall be governed by the provisions of Sections 5(g), 5(i) and 5(j) hereof as if Outside Directors were employees of the Company, except that any determination to accelerate the vesting of an Outside Director Stock Option or Outside Director Restricted Stock will be made by the Board and not by the Committee. Non-vested Stock Units shall be forfeited upon termination of an Outside Director, except in the case of termination by reason of death, which shall be governed by the provisions of Section 5(g) hereof as if the Outside Director were an employee of the Company.

(j) Certain Changes.  Outside Director Stock Options and Outside Director Restricted Stock shall be subject to Section 12. Stock Units shall be subject to Section 409A of the Internal Revenue Code of 1986, as amended. The number of shares and the exercise price per share of each Outside Director Stock Option and Outside Director Restricted Stock shall be adjusted automatically in the same manner as the number of shares and the exercise price for Stock Options and Restricted Stock under Section 3 hereof at any time that Stock Options are adjusted as provided in Section 3. Stock Units will be credited with any dividends, stock splits, reverse stock splits or other changes in the Company’s capitalization as if they were actual shares of the Company’s common stock.

(k) Taxes.  The Company may make such provision as it deems appropriate for the withholding of any taxes which the Company determines are required in connection with the grant or exercise of any award under this Section 11.

(l) Other Awards.  Outside Directors are eligible to receive other awards as may be determined by the Board of Directors.

APPENDIX D

COVENTRY HEALTH CARE, INC.

2004 INCENTIVE PLAN

Section 1.  Purpose; Definitions.

The purpose of the 2004 Incentive Plan (the “Plan”) is to enable Coventry Health Care, Inc., a Delaware corporation (the “Company”), to attract, retain and reward key employees of and consultants to the Company and its Subsidiaries and Affiliates, and directors who are not also employees of the Company, and to strengthen the mutuality of interests between such key employees, consultants, and directors by awarding such key employees, consultants, and directors performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as incentives payable in cash. The creation of the Plan shall not diminish or prejudice other compensation programs approved from time to time by the Board. With respect to any awards granted under the Plan that are intended to comply with the requirements of “performance-based compensation” under Section 162(m) of the Code, the Plan shall be interpreted in a manner consistent with those requirements.

For purposes of the Plan, the following terms shall be defined as set forth below:

A. “Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

B. “Board” means the Board of Directors of the Company.

C. “Cause” has the meaning provided in Section 5(j) of the Plan.

D. “Change in Control” has the meaning provided in Section 12(b) of the Plan.

E. “Change in Control Price” has the meaning provided in Section 12(d) of the Plan.

F. “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

G. “Common Stock” means the Company’s Common Stock, par value $.01 per share.

H. “Committee” means the Compensation Committee of the Board of Directors of the Company.

I. “Company” means Coventry Health Care, Inc., a corporation organized under the laws of the State of Delaware or any successor corporation.

J. “Covered Officer” shall mean at any date (i) any individual who, with respect to the previous taxable year of the Company, was a “covered employee” of the Company within the meaning of Section 162(m); provided, however, that the term “Covered Officer” shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a “covered employee” with respect to the current taxable year of the Company and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a “covered employee” with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid.

K. “Disability” means disability as determined under the Company’s Group Long Term Disability Insurance Plan.

L. “Early Retirement” means retirement, for purposes of this Plan with the express consent of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Company then in effect or as may be approved by the Committee.

M. “Effective Date” has the meaning provided in Section 16 of the Plan.

N. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

O. “Fair Market Value” means with respect to the Common Stock, as of any given date or dates, unless otherwise determined by the Committee in good faith, the reported closing price on the date of grant, or if such date shall fall on a non-business day, the reported closing price on the business day immediately preceding the date of grant of a share of Common Stock on the New York Stock Exchange or such other market or exchange as is the principal trading market for the Common Stock, or, if no such sale of a share of Common Stock is reported on the New York Stock Exchange or other exchange or principal trading market on such date, the fair market value of a share of Common Stock as determined by the Committee in good faith.

P. “Incentive Stock Option” means any Stock Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

Q. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

R. “Independent Director” means a member of the Board who is an “Independent Director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, an outside director within the meaning of Treasury Regulation Sec. 162-27(e)(3) promulgated under the Code, and who satisfies the applicable independence requirements of the New York Stock Exchange.

S. “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

T. “Normal Retirement” means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

U. “Other Stock-Based Award” means an award under Section 10 below that is valued in whole or in part by reference to, or is otherwise based on, the Common Stock.

V. “Outside Director” means a member of the Board who is not then (i) an officer or employee of the Company or any Subsidiary or Affiliate of the Company, or (ii) the direct or beneficial owner of five percent (5%) or more of the Common Stock of the Company.

W. “Outside Director Stock Option” means an award to an Outside Director under Section 11 below.

X. “Performance Award” means an award under Sections 8 and 9 below.

Y. “Plan” means this 2004 Stock Incentive Plan, as amended from time to time.

Z. “Restricted Stock” means an award of shares of Common Stock that is subject to restrictions under Section 7 and/or Section 11 of the Plan.

AA. “Restriction Period” has the meaning provided in Section 7 of the Plan.

BB. “Retirement” means Normal or Early Retirement.

CC. “Section 162(m) Maximum” has the meaning provided in Section 3(b) hereof.

DD. “Stock Appreciation Right” or “SAR” means the right, pursuant to an award granted under Section 6 below, to receive in cash and/or shares upon exercise the increase in the Fair Market Value of a share of Common Stock above the Fair Market Value (or other price established by the Committee) of a share of Common Stock on the date of grant.

EE. “Stock Option” or “Option” means any option to purchase shares of Common Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 and/or Section 11 below.

FF. “Stock Unit” means a unit awarded under Section 11, Awards to Outside Directors, with a value equal to the value of one share of the Company’s Common Stock. A Stock Unit shall not be evidenced by or convertible into any actual share of the Company’s common stock until it is distributed from the Plan.

GG. “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

Section 2.  Administration.

The Plan shall be administered by the Committee. Each member of the Committee shall be an Independent Director. The Committee shall have authority to grant, pursuant to the terms of the Plan, to officers, other key employees, Outside Directors and consultants eligible under Section 4: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Awards and/or (v) Other Stock-Based Awards; provided, however, that the power to grant and establish the terms and conditions of awards to Outside Directors under the Plan other than pursuant to Section 11 shall be reserved to the Board.

In particular, the Committee, or the Board, as the case may be, shall have the authority, consistent with the terms of the Plan:

(a) to select the officers, key employees and Outside Directors of and consultants to the Company and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards, and/or Other Stock-Based Awards may from time to time be granted hereunder;

(b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards and/or Other Stock-Based Awards, or any combination thereof, are to be granted hereunder to one or more eligible persons;

(c) to determine the number of shares to be covered by each such award granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, performance requirement or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by Section 13 hereof;

(e) to determine whether and under what circumstances a Stock Option may be settled in cash or Restricted Stock under Section 5(l) or (m), as applicable, instead of Common Stock;

(f) to determine whether, to what extent, and under what circumstances Option grants and/or other awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other awards under the Plan and/or cash awards made outside of the Plan;

(g) to determine whether, to what extent, and under what circumstances shares of Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

(h) to determine whether to require payment of tax withholding requirements in shares of Common Stock subject to the award; and

(i) to impose any holding period required to satisfy Section 16 under the Exchange Act.

The Committee shall have the authority to adopt, alter, and repeal such rules, guidelines, and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

Section 3.  Shares of Common Stock Subject to Plan.

(a) The maximum number shares of Common Stock that may be issued pursuant to awards under this Plan and the Company’s Amended and Restated 1998 Stock Incentive Plan and the Assumed Plans as defined therein (collectively, the “1998 Plan”) shall be 18,000,000 shares plus any shares that are available or may become available at any time under the 1998 Plan, subject to adjustments set forth herein. No further grants may be made under the 1998 Plan.

(b) The shares of Common Stock issuable under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. No officer of the Company or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive awards pursuant to this Plan in excess of 1,000,000 shares of Common Stock in any fiscal year (the “Section 162(m) Maximum”).

(c) If any shares of Common Stock that have been optioned hereunder cease to be subject to such option, or if any shares of Common Stock that are subject to any Restricted Stock, Performance Awards settled in stock or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares shall again be available for distribution in connection with future awards under the Plan, so long as the total does not exceed the number specified in 3(a) above.

(d) Awards other than Stock Options and Stock Appreciation Rights shall be counted against the maximum number of shares available for grant in a 1.75-to-1 ratio.

(e) In the event the Committee determines that any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split or other change in corporate structure affecting the Common Stock or other similar corporate transaction affects shares of Common Stock such than an adjustment is determined by the Committee in its sole discretion to be appropriate, an appropriate substitution or adjustment shall be made in the maximum number of shares that may be awarded under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number of shares underlying Outside Director Stock Options to be granted under Section 11 hereof, the Section 162(m) Maximum and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right.

Section 4.  Eligibility.

Officers, other key employees and Outside Directors of and consultants to the Company and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan. Outside Directors are eligible to receive awards pursuant to Section 11 and as otherwise determined by the Board.

Section 5.  Stock Options.

Stock Options may be granted alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options may be granted only to individuals who are employees of the Company or any Subsidiary of the Company.

The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options.

Options granted to officers, key employees, Outside Directors and consultants under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(a) Option Price.  The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries, not less than 110%) of the Fair Market Value of the Common Stock at grant, in the case of Incentive Stock Options, and not less than 100% of the Fair Market Value of the Common Stock at grant, in the case of Non-Qualified Stock Options.

(b) Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years (or, in the case of an Incentive Stock Option issued to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries or parent corporations, more than five years) after the date the Option is granted.

(c) Exercisability.  Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that except as provided in Section 5(g) and (h) and Section 12, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. The Committee may provide that a Stock Option shall vest over a period of future service at a rate specified at the time of grant, or that the Stock Option is exercisable only in installments. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

(d) Method of Exercise.  Subject to whatever installment exercise restrictions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by check, by wire transfer, or such other form of funds transfer as the Committee may accept. As determined by the Committee, in its sole discretion, at or (except in the case of an Incentive Stock Option) after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned for at least six months by the optionee. In the case of a Non-Qualified Stock Option, the Committee, in its discretion, at or after grant, may permit option holders, in lieu of the payment of withholding taxes due, but only to the extent the Company is required to withhold such taxes, to surrender shares subject to purchase without restriction under such Option or another award hereunder (in each case valued at the Fair Market Value of the Common Stock on the date the Option is exercised). No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 15(a).

(e) Transferability of Options.  No Non-Qualified Stock Option shall be transferable by the optionee other than (i) transfers by the optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution. No Incentive Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Incentive Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee. Following any such transfer, any transferred Options shall continue to be subject to the same terms and conditions as in effect prior to transfer.

(f) Bonus for Taxes.  In the case of a Non-Qualified Stock Option or an optionee who elects to make a disqualifying disposition (as defined in Section 422(a)(1) of the Code) of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, the Committee in its discretion may award at the time of grant or thereafter the right to receive upon exercise of such Stock Option a cash bonus calculated to pay part or all of the federal and state, if any, income tax incurred by the optionee upon such exercise.

(g) Termination by Death.  Subject to Section 5(k), if an optionee’s employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of death, any Stock Options held by such optionee shall vest in full and may thereafter be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h) Termination by Reason of Disability.  Subject to Section 5(k), if an optionee’s employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Disability, any Stock Options held by such optionee shall vest in full and may thereafter be exercised by the optionee for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) one year from the date of termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter, in the case of an Incentive Stock Option; provided, however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of any period that would apply if such Stock Option were a Non-Qualified Stock Option, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(i) Termination by Reason of Retirement.  Subject to Section 5(k), if an optionee’s employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or (except in the case of an Incentive Stock Option) on such accelerated basis as the Committee may determine at or after grant (or, except in the case of an Incentive Stock Option, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years (or such other period as the Committee may specify at or after grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) ninety (90) days from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the event of an Incentive Stock Option; provided however, that, if the optionee dies within the period specified in (i) above (or other such period as the Committee shall specify at or after grant), any unexercised Non-Qualified Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of the period that would apply if such Stock Option were a Non-Qualified Stock Option, the option will thereafter be treated as a Non-Qualified Stock Option.

(j) Other Termination.  Subject to Section 5(k), unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or (except in the case of an Incentive Stock Option) after grant, if an optionee’s employment by the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of ninety (90) days or the balance of such Stock Option’s term if the involuntary termination is without Cause. For purposes of this Plan, “Cause” means termination by the Company, acting in good faith, by written notice to the Executive specifying the event relied upon for such termination, due to; (i) the Executive’s indictment or conviction of a felony, (ii) the Executive’s intentional perpetration of a fraud, theft, embezzlement or other acts of dishonesty, (iii) the Executive’s intentional breach of a trust or fiduciary duty which materially adversely affects the Company or its shareholders. If an optionee voluntarily terminates employment with the Company and any Subsidiary or (except in the case of an Incentive Stock Option) Affiliate (except for Disability, Normal or Early Retirement), the Stock Option shall thereupon terminate; provided, however, that the Committee at grant or (except in the case of an Incentive Stock Option) thereafter may extend the exercise period in this situation for the lesser of ninety (90) days or the balance of such Stock Option’s term.

(k) Incentive Stock Options.  Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422. No Incentive Stock Option shall be granted to any participant under the Plan if such grant would cause the aggregate Fair Market Value (as of the date the Incentive Stock Option is granted) of the Common Stock with respect to which all Incentive Stock Options are exercisable for the first time by such participant during any calendar year (under all such plans of the Company and any Subsidiary) to exceed $100,000. To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

(i) if (x) a participant’s employment is terminated by reason of death, Disability, or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or (i), applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such Option that is immediately exercisable as an “Incentive Stock Option” during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

(ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

(l) Settlement Provisions.  If the option agreement so provides at grant or (except in the case of an Incentive Stock Option) is amended after grant and prior to exercise to so provide (with the optionee’s consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Restricted Stock.

(m) Performance and Other Conditions.  The Committee may condition the grant, vesting or exercise of any Option upon the attainment of specified performance goals or other factors as the Committee may determine, in its sole discretion. The Committee in its discretion may also provide in the option agreement that any such conditional Option shall vest immediately prior to its expiration if the conditions to exercise have not theretofore been satisfied.

Section 6.  Stock Appreciation Rights.

(a) Grant and Exercise.  Stock Appreciation Rights may be granted on such terms as shall be consistent with the Plan. A Stock Appreciation Right may be exercised by an optionee, subject to Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b).

(b) Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(i) SARs shall be exercisable only at such time or times during such periods and for such number of SARs as shall be determined by the Committee, provided that no SAR may be exercised more than 10 years after the date of grant, and any SAR may be subject to earlier termination, cancellation or expiration as provided in the Plan.

(ii) Upon the exercise of a SAR, an optionee shall be entitled to receive an amount in cash and/or shares of Common Stock with a Fair Market Value equal in value to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the Fair Market Value per share of Common Stock on the date of grant, or such other price per share as the Committee shall determine, multiplied by the number of SARs which shall have been exercised, with the Committee having the right to determine the form of payment at or after grant. SARs exercised and settled in shares of Common Stock shall be counted in full amount exercised against the number of shares available for grant under the 2004 Plan, regardless of the number of net shares issued upon settlement of the SAR.

(iii) Stock Appreciation Rights shall be transferable only to the extent that Stock Options would be transferable under Section 5(e) of the Plan.

(iv) The Committee may condition the grant, vesting or exercise of any Stock Appreciation Right upon the attainment of specified performance goals or other factors as the Committee may determine, in its sole discretion.

Section 7.  Restricted Stock.

(a) Administration.  Shares of Restricted Stock may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares of Restricted Stock to be awarded to any person, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and the other terms, restrictions and conditions of the awards in addition to those set forth in Section 7(c). The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

(b) Awards and Certificates.  The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

(i) The purchase price for shares of Restricted Stock shall be established by the Committee and may be zero.

(ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

(iii) Each participant receiving a Restricted Stock award shall be issued either a stock certificate in respect of such shares of Restricted Stock or such shares may be held in an uncertificated book account by the Company’s transfer agent. Shares shall be registered in the name of such participant, and, in the case of a stock certificate, such certificate shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

(iv) The Committee shall require that the stock certificates or book entry accounts evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such award.

(c) Restrictions and Conditions.  The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

(i) In accordance with the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the “Restriction Period”), the participant shall not be permitted to sell, transfer, pledge, assign, or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance, or such other factors or criteria as the Committee may determine in its sole discretion.

(ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 15(e), in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Pursuant to Section 3 above, stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued. If the Committee so determines, the award agreement may also impose restrictions on the right to vote and the right to receive dividends.

(iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant’s employment with the Company and any Subsidiary or Affiliate for any reason other than death or Disability during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(iv) Upon termination of a participant’s employment with the Company and any Subsidiary or Affiliate by reason of death or Disability during the Restriction Period, all shares still subject to restriction will fully vest, the restrictions shall lapse and the unrestricted shares shall be delivered promptly to the participant or to the legal representative of the estate or by the legatee of the participant under the will of the participant.

(v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

(d) Minimum Value Provisions.  In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Common Stock to the recipient of a restricted stock award, subject to such performance, future service, deferral, and other terms and conditions as may be specified by the Committee.

Section 8.  Performance Awards.

8.1 Grant.  The Committee shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Common Stock, Stock Option, SAR or Restricted Stock, (ii) valued, as determined by the Committee, in accordance with, or subject to, the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine. All Performance Awards shall be subject to the terms and provisions of Section 9 hereof.

8.2 Terms and Conditions.  Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved (as set forth in Section 9.2) during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend specific provisions of the Performance Award; provided, however, that such amendment may not adversely affect existing Performance Awards made within a performance period commencing prior to implementation of the amendment.

8.3 Payment of Performance Awards.  Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Committee, on a deferred basis. Termination of employment prior to the end of any performance period, other than for reasons of death or Disability, will result in the forfeiture of the Performance Award for that period, and no payments will be made with respect to that period, except that the Committee at grant may provide that certain awards that are performance based, paid in cash, and designed primarily for retention of key executives may be paid upon termination by the Company other than for cause. Upon termination of a participant’s employment with the

Company and by reason of death or Disability during the performance period, the Performance Award for that period shall be paid to the participant or to the legal representative of the estate or by the legatee of the participant under the will of the participant. A participant’s rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Committee may determine at or after grant.

Section 9.  Provisions Applicable To Performance Awards.

9.1 General.  Notwithstanding anything in the Plan to the contrary, Performance Awards to Covered Officers shall be subject to the terms and provisions of this Section 9.

9.2 Performance Measures.  The Committee may grant Performance Awards to Covered Officers based solely upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below. For the purposes of this Section 9, performance goals shall be limited to one or more of the following Company, Subsidiary, operating unit or division financial performance measures:

(a) earnings before interest, taxes, depreciation and/or amortization;

(b) operating income or profit;

(c) return on equity, assets, capital, capital employed, or investment;

(d) after tax operating income;

(e) net income;

(f) earnings or book value per share of Common Stock;

(g) cash flow(s);

(h) total sales or revenues or sales or revenues per employee;

(i) stock price or total shareholder return;

(j) dividends;

(k) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures; or

(l) any combination thereof.

Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any Subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares of Common Stock outstanding, or to assets or net assets.

9.3 Maximums.  With respect to any Covered Officer, the maximum annual number of shares in respect of which all Performance Awards may be granted under Section 9 of this Plan is 500,000 shares and the maximum annual amount of any cash award attributable to or earned in any performance period is $5,000,000.

9.4 Other Requirements.  To the extent necessary to comply with Section 162(m), with respect to grants of Performance Awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable award agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period.

Section 10.  Other Stock-Based Awards.

(a) Administration.  Other Stock-Based Awards, including, without limitation, performance shares, convertible preferred stock, convertible debentures, exchangeable securities and Common Stock awards or options valued by reference to earnings per share or Subsidiary performance, may be granted either alone, in addition to, or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock granted under the Plan and cash awards made outside of the Plan; provided that no such Other Stock-Based Awards may be granted in tandem with Incentive Stock Options if that would cause such Stock Options not to qualify as Incentive Stock Options pursuant to Section 422 of the Code. Subject to the provisions of the Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other conditions of the awards. The Committee may also provide for the grant of Common Stock upon the completion of a specified performance period. The provisions of Other Stock-Based Awards need not be the same with respect to each recipient.

(b) Terms and Conditions.  Other Stock-Based Awards made pursuant to this Section 10 shall be subject to the following terms and conditions:

(i) Subject to the provisions of this Plan and the award agreement and unless otherwise determined by the Committee at grant, the recipient of an award under this Section 10 shall be entitled to receive, currently or on a deferred basis, interest or dividends or interest or dividend equivalents with respect to the number of shares covered by the award, as determined at the time of the award by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

(ii) Any award under Section 10 and any shares of Common Stock covered by any such award shall vest or be forfeited to the extent so provided in the award agreement, as determined by the Committee in its sole discretion, except as set forth under this Section 10.

(iii) In the event of the participant’s Retirement, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all of the remaining limitations imposed hereunder (if any) with respect to any or all of an award under this Section 10.

(iv) In the event of the participant’s death or Disability, all remaining limitations imposed hereunder with respect to all awards under this Section 10, shall be waived and shall be delivered promptly to the participant or to the legal representative of the estate or by the legatee of the participant under the will of the participant

(iv) Each award under this Section 10 shall be confirmed by, and subject to the terms of, an agreement or other instrument by the Company and the participant.

Section 11.  Awards to Outside Directors.

(a) Applicability and Administration.  The provisions of this Section 11 shall apply only to awards to Outside Directors in accordance with this Section 11. The Committee shall have no authority to determine the timing of or the terms or conditions of any award under this Section 11. Instead, the Board shall have the authority to interpret its provisions and supervise its administration, subject to the provisions provided herein. All decisions made by the Board under this Section 11 shall be made by the affirmative vote of a majority of its members then in office.

(b) Awards.

(i) On January 1st of each year, beginning with the year 2006, each person who is an Outside Director may elect to receive all or a portion of his or her annual compensation in the form of cash, Stock Options, Restricted Stock, or a combination thereof and/or to defer all or a portion of his or her compensation in the form of deferred cash or Stock Units. Compensation allocated to cash is paid out quarterly in arrears. Compensation allocated to deferred cash is credited quarterly with interest based on the Company’s borrowing rate set at the beginning of each year. Compensation allocated to stock awards (Stock Options, Restricted Stock or deferred Stock Units) will be converted to awards of equivalent value determined by using the same method used to expense the awards for financial accounting purposes. The exercise price of each Outside Director Stock Option granted pursuant to this Section 11(b) shall equal the Fair Market Value of the Common Stock on such option’s date of grant. No Outside Director Stock Option granted pursuant to this Section 11 shall qualify as an Incentive Stock Option.

(ii) Upon joining the Board, new Outside Directors would receive a one-time initial grant of a non-qualified stock option to purchase 10,000 shares of Common Stock vesting in equal increments over four years. Compensation for directors elected after January 1st will be prorated.

(c) Exercisability of Stock Options and Method of Exercise.  Outside Director Stock Options vest in equal quarterly increments over the year compensation is payable. Outside Director Stock Options may be exercised, in whole or in part, only by notice in writing to the Company (i) stating the number of shares as to which such option is to be exercised and the address to which the certificates for such shares are to be sent, accompanied by cash, certified check or bank draft payable to the order of the Company, in an amount equal to such option’s exercise price per share multiplied by the number of shares of the Common Stock as to which such option is then being exercised or (ii) instructing the Company to deliver the shares being purchased to a broker, subject to the broker’s delivery of cash to the Company equal to such option purchase price per share multiplied by the number of shares as to which such Outside Director Stock Option is then being exercised, or (iii) delivering shares of Common Stock already owned by the Outside Director as partial or full payment of the Outside Director Stock Option in accordance with the terms and restrictions set forth under Section 5(d).

(d) Delivery of Lapsed Restricted Stock.  Outside Director Restricted Stock vests in equal quarterly increments over the year compensation is payable. Upon the lapse of restrictions, that increment of Restricted Stock lapsing shall be delivered to the Outside Director.

(e) Distribution of Stock Units.  Outside Director Stock Units vest in equal quarterly increments over the year compensation is payable. Stock Units will not be evidenced by or convertible into any actual shares of the Company’s common stock until distribution. Vested Stock Units will not be distributed until an Outside Director’s termination from service on the Board, or upon his or her death or upon a change in control (as defined under Section 409A of the Internal Revenue Code of 1986, as amended). Distributions may be allowed in the case of an unforeseeable emergency in accordance with criteria and procedures established by the Board.

(f) Transferability

(i) Stock Options.  Outside Director Stock Options shall not be transferable other than (i) transfers to a member of the Outside Director’s Immediate Family or a trust for the benefit of the Outside Director or a member of his or her Immediate Family, or (ii) transfers by will or by the laws of descent and distribution.

(ii) Stock Units.  Vested stock units are not transferable, except pursuant to a qualified domestic relations order or by will or the laws of descent and distribution.

(g) Restricted Stock and Option Agreement.  Grantees of Outside Director Stock Options and Outside Director Restricted Stock shall enter into a stock option agreement in a form approved by the Board, which shall be subject to the terms and conditions of this Plan. Any agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board.

(h) Deferral Election Form.  Outside Directors must make a valid election deferral in writing in accordance with procedures established by the Board.

(i) Termination.  The termination of Outside Director Stock Options or Outside Director Restricted Stock shall be governed by the provisions of Sections 5(g), 5(i) and 5(j) hereof as if Outside Directors were employees of the Company, except that any determination to accelerate the vesting of an Outside Director Stock Option or Outside Director Restricted Stock will be made by the Board and not by the Committee. Non-vested Stock Units shall be forfeited upon termination of an Outside Director, except in the case of termination by reason of death, which shall be governed by the provisions of Section 5(g) hereof as if the Outside Director were an employee of the Company.

(j) Certain Changes.  Outside Director Stock Options and Outside Director Restricted Stock shall be subject to Section 12. Stock Units shall be subject to Section 409A of the Internal Revenue Code of 1986, as amended. The number of shares and the exercise price per share of each Outside Director Stock Option and Outside Director Restricted Stock shall be adjusted automatically in the same manner as the number of shares and the exercise price for Stock Options and Restricted Stock under Section 3 hereof at any time that Stock Options are adjusted as provided in Section 3. Stock Units will be credited with any dividends, stock splits, reverse stock splits or other changes in the Company’s capitalization as if they were actual shares of the Company’s common stock.

(k) Taxes.  The Company may make such provision as it deems appropriate for the withholding of any taxes which the Company determines are required in connection with the grant or exercise of any award under this Section 11.

(l) Other Awards.  Outside Directors are eligible to receive other awards as may be determined by the Board of Directors.

Section 12.  Change in Control Provisions.

(a) Impact of Event.  The Committee may determine, at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), that in the event of a “Change in Control” as defined in Section 12(b), the following acceleration provisions shall apply:

(i) any Stock Appreciation Rights, any Stock Option or Outside Director Stock Option awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

(ii) the restrictions applicable to any Restricted Stock, Outside Director Restricted Stock, Performance Awards and Other Stock-Based Awards, in each case to the extent not already vested under the Plan, shall lapse and such shares and awards shall be deemed fully vested.

(iii) the Board or the Committee may impose additional conditions on the acceleration or valuation of any award in the award agreement.

(b) Definition of Change in Control.  For purposes of Section 12(a), a “Change in Control” means the happening of any of the following:

(i) any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company’s securities having 35% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business or other than transactions which are approved by a majority of the Board); or

(ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transactions are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

(iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.

Section 13.  Amendments and Termination.

The Board may at any time amend, alter or discontinue the Plan; provided, however, that, without the approval of the Company’s shareholders, no amendment or alteration may be made which would (a) except as a result of the provisions of Section 3(d) of the Plan, increase the maximum number of shares that may be issued under the Plan or increase the Section 162(m) Maximum, (b) change the provisions governing Incentive Stock Options except as required or permitted under the provisions governing incentive stock options under the Code, or (c) make any change for which applicable law or regulatory authority (including the regulatory authority of the New York Stock Exchange or any other market or exchange on which the Common Stock is traded) would require shareholder approval or for which shareholder approval would be required to secure full deductibility of compensation received under the Plan under Section 162(m) of the Code. No amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted Stock, Performance Award, Other Stock-Based Award, Outside Director Stock Option or Outside Director Restricted Stock theretofore granted, without the participant’s consent.

The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder’s consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis); provided, however, the Committee may not, without the approval of the Company’s shareholders, modify any outstanding Stock Option so as to specify a lower exercise price or accept the surrender of an outstanding Stock Option and authorize the granting of a new Stock Option in substitution therefor specifying a lower exercise price. Solely for purposes of computing the Section 162(m) Maximum, if any Stock Options or other awards previously granted to a participant are canceled and new Stock Options or other awards having a lower exercise price or other more favorable terms for the participant are substituted in their place, both the initial Stock Options or other awards and the replacement Stock Options or other awards will be deemed to be outstanding (although the canceled Stock Options or other awards will not be exercisable or deemed outstanding for any other purposes).

Section 14.  Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

Section 15.  General Provisions.

(a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

(c) The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

(d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The Committee may require withholding obligations to be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

(e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

(f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

(g) The members of the Committee and the Board shall not be liable to any employee or other person with respect to any determination made hereunder in a manner that is not inconsistent with their legal obligations as members of the Board. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

(h) In addition to any other restrictions on transfer that may be applicable under the terms of this Plan or the applicable award agreement, no Stock Option, Stock Appreciation Right, Restricted Stock award, Performance Award, Other Stock-Based Award, Outside Director Stock Option, Outside Director Restricted Stock or other right issued under this Plan is transferable by the participant without the prior written consent of the Committee, or, in the case of an Outside Director, the Board, other than (i) transfers by an optionee to a member of his or her Immediate Family or a trust for the benefit of the optionee or a member of his or her Immediate Family or (ii) transfers by will or by the laws of descent and distribution. The designation of a beneficiary will not constitute a transfer.

(i) The Committee may, at or after grant, condition the receipt of any payment in respect of any award or the transfer of any shares subject to an award on the satisfaction of a six-month holding period, if such holding period is required for compliance with Section 16 under the Exchange Act.

Section 16.  Effective Date of Plan.

The Plan shall be effective upon approval by the Board and by the affirmative vote of a majority of the shares of the Company’s Common Stock entitled to vote.

Section 17.  Term of Plan.

No Stock Option, Stock Appreciation Right, Restricted Stock award, Performance Award, Other Stock-Based Award, Outside Director Stock Option or Outside Director Restricted Stock award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date of the Plan, but awards granted prior to such tenth anniversary may extend or be extended beyond that date.

APPENDIX E

Coventry Health Care, Inc.

Audit Committee Charter

Authorization

There shall be an Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Coventry Health Care, Inc. (the “Company”) to carry out the duties and responsibilities assigned to the Audit Committee under applicable law and regulations and the rules and regulations of the New York Stock Exchange, Inc. and to further assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function and independent auditors. The Committee shall also prepare an audit committee report as required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

The Company’s Code of Business Conduct and Ethics cover the Company’s Chief Executive Officer and senior financial officers and the Committee shall monitor compliance with that code. In addition, the Board may adopt further changes or additional policies based on changes in law, regulation or circumstances.

Membership

The Committee must be comprised of at least three members and no more than five members of the Board. The members of the Committee shall be appointed by the Board on the recommendation of the Nominating/Corporate Governance Committee. A director that serves on the audit committees of more than three public companies (including the Company) may serve on the Committee only if the Board affirmatively determines that the director is able to effectively serve on the Committee (in which the Company must disclose such determination in its annual proxy statement).

All members of the Committee shall be independent of the management of the Company and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as Committee members.

The Board must also affirmatively determine, considering all relevant facts and circumstances, that the director has no direct or indirect material relationship with the Company. Each member of the Audit Committee must satisfy any other applicable membership requirements set forth in the listing requirements of the New York Stock Exchange and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

If there is any basis for believing a Committee member is not independent, the facts and circumstances should be reported to the General Counsel and the Board, and the Committee member shall recuse himself or herself until the Board, or an independent committee thereof, has determined that the Committee member is truly independent.

All members of the Committee shall be able to read and understand fundamental financial statements, as the Board interprets such qualification in its business judgment. At least one member of the Committee shall have accounting or related financial management oversight experience, as the Board interprets such qualification in its business judgment. The Nominating/Corporate Governance Committee in nominating, and the Board in appointing, shall consider whether at least one member of the Committee falls within the definition of “financial expert” as defined by the SEC, and if not, why not. One member of the Committee shall serve as Chairman.

No Committee member may vote on any matter in which he or she, directly or indirectly, has a material interest.

Meetings

The Committee shall meet separately at least on a quarterly basis and may from time to time require special meetings, as deemed necessary by the Chairman of the Committee. The chair of the Committee will preside at each meeting of the Committee and shall set the length of the meeting and the agenda of the items to be addressed at each meeting. Management, the external auditors, and the internal auditors shall provide reports and information to the Committee as provided herein and as required by the Committee. An appropriate portion of the Committee’s meeting with the external auditors and the internal auditors shall be in executive session without management.

Annual Self Evaluation

At least annually, the Committee shall review and evaluate its own performance, the results of which shall be presented to the Board of Directors.

Purpose

The Audit Committee is charged with:

•	Determining that the Company has in place adequate systems and controls to reasonably assure the fair presentation of the Company’s financial statements and otherwise overseeing the integrity of the Company’s financial statements;

•	Overseeing the Company’s compliance with legal and regulatory requirements;

•	Interfacing directly with and overseeing the performance of the external auditors regarding the annual audit and quarterly reviews of the Company’s financial statements;

•	Interfacing directly with and overseeing the performance of the internal auditors regarding the internal auditing function and the internal controls of the Company;

•	Appointing, dismissing, overseeing, and approving the compensation paid to the external auditors and internal auditors;

•	Overseeing the qualifications and independence of the external auditors; and

•	Preparing the report of the Committee required to be included in the Company’s annual proxy statement.

The responsibilities of a member of the Committee are in addition to those responsibilities set out for a member of the Board. In addition to the matters set forth herein, the Committee shall perform such other functions as required by law, the Company’s Certificate of Incorporation or Bylaws, or the Board.

The Committee does not prepare financial statements on behalf of the Company or perform the Company’s audits, and its members are not the Company’s auditors and do not certify the Company’s financial statements. These functions are performed by the Company’s management and independent auditors.

Key Responsibilities

The Committee shall have overall responsibility for oversight of the adequacy and effectiveness of the external and internal audit function. This shall include:

Internal and External Audits

1.	Reviewing the results of internal audits, management recommendation letters, report of the internal auditors, management’s internal control review and the adequacy and effectiveness of the internal auditing function and the internal controls of the Company, including computerized information system controls and security, the overall control environment and accounting and financial controls;

2.	Sole authority for selecting and, where appropriate, replacing the independent auditors, approving audit services and any permissible non-audit services prior to commencement, and, at least annually, assessing the independence of the auditors and presenting its conclusion to the Board, including the receipt of an annual written statement from the independent auditors setting forth all relationships between the auditor and the Company, including the disclosure required by Independence Standards Board Standard No. 1, establishing clear hiring policies for employees and former employees of the independent auditors, and resolving any disagreements between the independent auditor and management;

3.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and considering whether it is appropriate to regularly rotate the audit firm;

4.	Approving the audit scope and audit plan prior to the audit’s commencement and the fees and engagement terms of the independent auditors for its audit services and any permissible non-audit services;

5.	Reviewing at least annually such information concerning the independent auditors as the Committee may determine appropriate, including a report by the independent auditor describing (1) the auditing firm’s internal quality control procedures and (2) any material issues raised by its most recent quality control review or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years and any steps taken to resolve those issues;

6.	Ensuring that the independent accountant provides the Committee with timely reports, which the Committee reviews, of (1) critical accounting policies and practices, (2) alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, effects of using such alternatives, and the treatment preferred by the independent auditing firm, and (3) other material written communications between the independent auditor and management;

7.	Reviewing with management and the independent auditors, the internal audit function and approving the scope, risk assessment and nature of the internal audit plans, any subsequent material changes in internal audit activities for the coming year and the coordination of such activities with the independent auditors;

8.	Determining whether all or a portion of the Company’s internal audit function will be provided by third parties, and if so, hiring, evaluating and compensating the internal auditors, and assuring their ability to have direct reporting to the Committee;

9.	Having direct access to the internal or external auditors on both a scheduled and as needed basis;

10.	Meeting separately and regularly with management, the external auditors, and the internal auditors and discussing with them, as applicable:

a)	The quarterly and annual financial statements, the related footnotes, disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, the quality of the Company’s accounting principles, suggested changes relating to those principles, and the alternatives to those principles, the independent accountant’s audit and report on the annual financial statements, the result of the independent accountant’s review of the quarterly financial statements, the management letter provided by the independent auditor and the Company’s response, financial or non-financial arrangements that do not appear on the financial statements of the Company and their risks, transactions or dealings with parties related to the Company and the procedures used to identify related parties, the clarity of financial disclosures, and any other matter related to the Company’s independent audit;

b)	Significant findings quarterly and during the year and management’s responses thereto, including the timetable for implementation of the recommendations to correct weaknesses in internal control;

c)	Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information;

d)	Any changes required in the planned scope of their audit plan;

e)	The effect of regulatory and accounting initiatives and of any off-balance sheet structures on the Company’s financial statements

Corporate Compliance and Risk Assessment

11.	Periodically reviewing management’s program to monitor, control, and report on compliance with the Company’s established code of conduct and ethics and applicable laws, rules, and regulations. This review shall include:

a)	Establishing procedures for employees to confidentially and anonymously submit to the Committee concerns or issues regarding the Company’s accounting or auditing matters and procedures for the receipt, retention, and treatment of complaints regarding accounting or auditing matters, including internal controls.

b)	Periodically reviewing and recommending changes or additions to the Company’s code of business conduct and ethics, and reviewing management recommendations to the Board for changes that reflect changes in law or policy.

c)	Discussing with management any significant risk exposures and steps taken to monitor and control them.

d)	Discussing the activities of the compliance and ethics program with the Company’s Compliance Officer.

e)	Discussing with the external auditors their findings including significant risk exposures and any possible illegalities during the annual audit.

f)	Discussing with the internal auditors regarding the teams’ findings including significant risk exposures during operational reviews.

g)	Discussing any legal matters that may have a material impact on the Company’s financial statements or the Company’s compliance policies with legal counsel.

General

12.	Recommending inclusion of the Company’s financial statements in the Annual Report on Form 10-K;

13.	Conducting or authorizing investigations into any matters within its scope of responsibilities;

14.	Reviewing and discussing earnings press releases (including the use of “pro forma” or “adjusted” non-GAAP information), and financial information and earnings guidance provided to analysts and ratings agencies;

15.	Obtaining reports from the chief executive officer, the chief financial officer, or the chief internal auditor and retaining, at the Company’s expense, experts to advise or assist the Committee, including outside counsel, accountants, financial analysts, consultants or others;

16.	Taking any other action permitted by applicable laws, rules, and regulations necessary to accomplish any action authorized by this Charter or to further the goals of the Committee as set forth in this Charter;

17.	Reviewing and reassessing at least annually the adequacy of this Charter and submit it to the Board of Directors for approval;

18.	Preparing the Committee’s annual report for inclusion in the Company’s proxy statement.

Reporting

The Committee shall maintain minutes of all meetings which shall be made available to the Board of Directors of the Company. The Chairman of the Committee shall report regularly to the Board of Directors on the Committee’s activities and findings.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	ELECTION OF DIRECTORS. The undersigned casts the number of votes indicated below in favor of the election of each of the nominees indicated below to serve as Class III Directors of the Company until the Annual Meeting of Shareholders in the year 2009.

Nominees for Class III Directors:
01 John H. Austin, M.D., 02 Daniel N. Mendelson, 03 Rodman W. Moorhead, III, and 04 Timothy T. Weglick

FOR all nominees listed (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees
☐	☐
To withhold authority to vote for one or more nominees, write the name(s) of such nominee(s) in the following space:

2.	Approval to amend the Certificate of Incorporation to increase authorized shares of common stock from 200,000,000 to 570,000,000.		FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Approval to amend the Certificate of Incorporation to delete all references to Series A Convertible Preferred Stock.		FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	Approval to amend the Certificate of Incorporation to provide that directors elected by the Board of Directors must stand for election at the next annual meeting of shareholders.		FOR ☐	AGAINST ☐	ABSTAIN ☐
5.	Approval to amend the 2004 Incentive Plan.		FOR ☐	AGAINST ☐	ABSTAIN ☐

	6.	Ratification of the appointment of Ernst & Young, LLP, as the Company’s independent auditors for 2006.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Choose MLinksm for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by step instructions will prompt you through enrollment.

Signature                                                                 Signature                                                                 Date
Sign exactly as your name or names appear on the first page of this proxy. When shares are held by joint tenants, both parties should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as specified. If a partnership, please sign in partnership name by authorized person.

 FOLD AND DETACH HERE 
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/cvh Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.
You can view the Annual Report and Proxy Statement through the
Corporate Home page of the Company’s website at www.cvty.com

COVENTRY HEALTH CARE, INC.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 18, 2006
     This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Dale B. Wolf and Shirley R. Smith, or either of them, as proxies, each with the power to appoint his or her substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Coventry Health Care, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 18, 2006 at 9:00 a.m., Eastern Daylight Saving Time, at The Fairmont Washington DC, 2401 M Street, N.W., Washington, District of Columbia 20037, Telephone (202) 429-2400, or any adjournment thereof.
     Proxies are authorized to vote in their discretion on other matters that may properly come before the meeting.
     SHAREHOLDERS MAY VOTE BY TOLL FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS PROXY OR SHAREHOLDERS MAY VOTE BY COMPLETING, DATING, AND SIGNING THIS PROXY AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. THIS PROXY, IF PROPERLY EXECUTED,WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.
(continued on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

 FOLD AND DETACH HERE 
YOUR VOTE IS IMPORTANT, PLEASE VOTE PROMPTLY
See Voting Instructions On The Reverse Side Of This Proxy
THANK YOU FOR VOTING.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	ELECTION OF DIRECTORS. The undersigned casts the number of votes indicated below in favor of the election of each of the nominees indicated below to serve as Class III Directors of the Company until the Annual Meeting of Shareholders in the year 2009.

Nominees for Class III Directors:
01 John H. Austin, M.D., 02 Daniel N. Mendelson, 03 Rodman W. Moorhead, III, and 04 Timothy T. Weglicki

FOR all nominees listed (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees
☐	☐
To withhold authority to vote for one or more nominees, write the name(s) of such nominee(s) in the following space:

2.	Approval to amend the Certificate of Incorporation to increase authorized shares of common stock from 200,000,000 to 570,000,000.		FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Approval to amend the Certificate of Incorporation to delete all references to Series A Convertible Preferred Stock.		FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	Approval to amend the Certificate of Incorporation to provide that directors elected by the Board of Directors must stand for election at the next annual meeting of shareholders.		FOR ☐	AGAINST ☐	ABSTAIN ☐
5.	Approval to amend the 2004 Incentive Plan.		FOR ☐	AGAINST ☐	ABSTAIN ☐

	6.	Ratification of the appointment of Ernst & Young, LLP, as the Company’s independent auditors for 2006.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Choose MLinksm for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Signature                                                                 Signature                                                                 Date
Sign exactly as your name or names appear on the first page of this proxy. When shares are held by joint tenants, both parties should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as specified. If a partnership, please sign in partnership name by authorized person.

 FOLD AND DETACH HERE 
Coventry Health Care 401(k) Plan Participants:
As a Plan Participant you have the right to direct the Plan Trustee how to vote the shares of Coventry Health Care common stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.
It is important that you read and understand the information in the Company's Annual Report and Proxy Statement before voting. You may view these documents on the Company's intranet at http://cvtynet or through the Corporate Home page of the Company's internet site at www.cvty.com. You may also request that copies be sent to you by sending an e-mail to Investor-Relations@cvty.com.
The Trustee must receive your voting instructions by May 16, 2006. If the Trustee does not receive your instructions by that date, the Trustee will vote your shares in the same proportion as the shares for which the Trustee has received proper instruction from the other Plan Participants who do vote their shares.
You will receive a separate set of proxy solicitation materials for any shares of common stock that you own other than Plan shares. Your non-Plan shares must be voted separately from your Plan shares.
Vote by Internet or Telephone or Mail — 24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time, May 16, 2006.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/cvh-401k Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
You can view the Annual Report and Proxy Statement through the
Corporate Home page of the Company’s website at www.cvty.com

COVENTRY HEALTH CARE, INC.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 18, 2006
     This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Dale B. Wolf and Shirley R. Smith, or either of them, as proxies, each with the power to appoint his or her substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Coventry Health Care, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 18, 2006 at 9:00 a.m., Eastern Daylight Saving Time, at The Fairmont Washington DC, 2401 M Street, N.W., Washington, District of Columbia 20037, Telephone (202) 429-2400, or any adjournment thereof.
     The persons named as proxies above are authorized to vote in their discretion on other matters that may properly come before this meeting.
     SHAREHOLDERS MAY VOTE BY TOLL FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS PROXY OR SHAREHOLDERS MAY VOTE BY COMPLETING, DATING, AND SIGNING THIS PROXY AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.
(continued on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

 FOLD AND DETACH HERE 
Please read the Company’s Annual Report and proxy Statement prior to voting. These documents may be obtained three ways:
1.	Intranet: These documents are posted on the Company’s internal network, at http://cvtynet. All Company employees have computer access to http://cvtynet at their various office locations. If you need instructions on how to access http://cvtynet, please see your local human resources representative.

2.	Internet: These documents are also posted through the Corporate Home page of the Company’s website at www.cvty.com. Employees may or may not have access to the internet during office hours.

3.	Mail: If you would like to have these documents mailed to you at your place of employment, please send your request by e-mail to Investor-Relations@cvty.com.
YOUR VOTE IS IMPORTANT, PLEASE VOTE PROMPTLY
See Voting Instructions On The Reverse Side Of This Proxy
THANK YOU FOR VOTING.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	ELECTION OF DIRECTORS. The undersigned casts the number of votes indicated below in favor of the election of each of the nominees indicated below to serve as Class III Directors of the Company until the Annual Meeting of Shareholders in the year 2009.

Nominees for Class III Directors:
01 John H. Austin, M.D., 02 Daniel N. Mendelson, 03 Rodman W. Moorhead, III, and 04 Timothy T. Weglick

FOR all nominees listed (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees
☐	☐
To withhold authority to vote for one or more nominees, write the name(s) of such nominee(s) in the following space:

2.	Approval to amend the Certificate of Incorporation to increase authorized shares of common stock from 200,000,000 to 570,000,000.		FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Approval to amend the Certificate of Incorporation to delete all references to Series A Convertible Preferred Stock.		FOR ☐	AGAINST ☐	ABSTAIN ☐
4.	Approval to amend the Certificate of Incorporation to provide that directors elected by the Board of Directors must stand for election at the next annual meeting of shareholders.		FOR ☐	AGAINST ☐	ABSTAIN ☐
5.	Approval to amend the 2004 Incentive Plan.		FOR ☐	AGAINST ☐	ABSTAIN ☐

	6.	Ratification of the appointment of Ernst & Young, LLP, as the Company’s independent auditors for 2006.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by step instructions will prompt you through enrollment.

Signature                                                                 Signature                                                                 Date
Sign exactly as your name or names appear on the first page of this proxy. When shares are held by joint tenants, both parties should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name as specified. If a partnership, please sign in partnership name by authorized person.

 FOLD AND DETACH HERE 
Coventry Health Care 401(k) Plan Participants:
As a Plan Participant you have the right to direct the Plan Trustee how to vote the shares of Coventry Health Care common stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.
It is important that you read and understand the information in the Company’s Annual Report and Proxy Statement before voting. You may view these documents through the Corporate Home page of the Company’s internet site at www.cvty.com. You may also request that copies be sent to you by sending an e-mail to Investor-Relations@cvty.com.
The Trustee must receive your voting instructions by May 16, 2006. If the Trustee does not receive your instructions by that date, the Trustee will vote your shares in the same proportion as the shares for which the Trustee has received proper instruction from the other Plan Participants who do vote their shares.
You will receive a separate set of proxy solicitation materials for any shares of common stock that you own other than Plan shares. Your non-Plan shares must be voted separately from your Plan shares.
Vote by Internet or Telephone or Mail — 24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time, May 16, 2006.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/cvh-401K Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
You can view the Annual Report and Proxy Statement through the
Corporate Home page of the Company’s website at www.cvty.com

COVENTRY HEALTH CARE, INC.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 18, 2006
     This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Dale B. Wolf and Shirley R. Smith, or either of them, as proxies, each with the power to appoint his or her substitute and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Coventry Health Care, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 18, 2006 at 9:00 a.m., Eastern Daylight Saving Time, at The Fairmont Washington DC, 2401 M Street, N.W., Washington, District of Columbia 20037, Telephone (202) 429-2400, or any adjournment thereof.
      The persons named as proxies above are authorized to vote in their discretion on other matters that may properly come before this meeting.
     SHAREHOLDERS MAY VOTE BY TOLL FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OF THIS PROXY OR SHAREHOLDERS MAY VOTE BY COMPLETING, DATING, AND SIGNING THIS PROXY AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. THIS PROXY, IF PROPERLY EXECUTED,WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.
(continued on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

 FOLD AND DETACH HERE 
     Please read the Company’s Annual Report and Proxy Statement prior to voting. These documents may be obtained two ways:

1.	Internet: These documents are also posted through the Corporate Home page of the Company’s website at www.cvty.com. Employees may or may not have access to the internet during office hours.

2.	Mail: If you would like to have these documents mailed to you at your place of employment, please send your request by e-mail to Investor-Relations@cvty.com.
YOUR VOTE IS IMPORTANT, PLEASE VOTE PROMPTLY
See Voting Instructions On The Reverse Side Of This Proxy
THANK YOU FOR VOTING.